UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    --------

                                   FORM N-CSR
                                    --------

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                   INVESTMENT COMPANY ACT FILE NUMBER 811-0792

                                CNI CHARTER FUNDS
               (Exact name of registrant as specified in charter)
                                    --------


                             400 North Roxbury Drive
                             Beverly Hills, CA 90210
               (Address of principal executive offices) (Zip code)

                          SEI Investments Distributors
                             1 Freedom Valley Drive
                                 Oaks, PA 19456
                     (Name and address of agent for service)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 1-888-889-0799

                   DATE OF FISCAL YEAR END: SEPTEMBER 30, 2008

                  DATE OF REPORTING PERIOD: SEPTEMBER 30, 2008

ITEM 1.   REPORTS TO STOCKHOLDERS.


                      (AMERICAN HOSPITAL ASSOCIATION LOGO)

                                AMERICAN HOSPITAL
                                  ASSOCIATION

                             AHA INVESTMENT FUNDS(TM)
                        A SERIES OF THE CNI CHARTER FUNDS

                                   (GRAPHIC)

2008 ANNUAL REPORT

                                                              September 30, 2008

AHA Limited Maturity Fixed Income Fund
AHA Full Maturity Fixed Income Fund
AHA Balanced Fund
AHA Diversified Equity Fund
AHA Socially Responsible Equity Fund

CCM Advisors, LLC is the AHA-sponsored investment advisor for the AHA Investment Program.

TABLE OF CONTENTS

                                                     Annual Report
                                                     AHA Investment Funds
                                                     Series of CNI Charter Funds

 2   Letter to Our Shareholders
 7   Fund Overview
12   Schedules of Investments
37   Statements of Assets and Liabilities
38   Statements of Operations
40   Statements of Changes in Net Assets
42   Financial Highlights
44   Notes to Financial Statements
50   Report of Independent Registered Public Accounting Firm
51   Trustees and Officers
54   Notice to Shareholders
55   Disclosure of Fund Expenses
56   Approval of Advisory and Sub-Advisory Agreements

AVAILABILITY OF PROXY VOTING INFORMATION

A description of the policies and procedures that the Funds use to determine how to vote proxies related to the Funds' portfolio securities, and information on how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 is available (1) without charge, upon request by calling 1-800-445-1341, (2) on the CNI Charter Funds' website at www.cnicharterfunds.com, and (3) on the Securities and Exchange Commission's website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Funds' Form N-Q is available on the Commission's website at http://www.sec.gov and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most current Form N-Q is also available on the CNI Charter Funds' website at www.cnicharterfunds.com and without charge, upon request by calling 1-800-445-1341.


                          AHA INVESTMENT FUNDS | PAGE 1
letter to our shareholders

SEPTEMBER 30, 2008

Dear Shareholder:

Please find enclosed the annual report for the AHA Investment Funds, a series of CNI Charter Funds (the "AHA Funds"), dated September 30, 2008. This letter will summarize results for the AHA Funds and our activities for the past twelve months. The CNI Charter Funds have over $7 billion of assets under management and are affiliated with City National Corporation, the second largest independent bank holding company in California. City National Corporation is traded on the New York Stock Exchange as ticker CYN.

ECONOMIC OVERVIEW

September 2008 may go down in market history as the month in which Wall Street as we knew it disappeared and a new face was put on the global financial system. In the first week in October, a $700 billion bailout of troubled mortgage-related securities was passed by Congress. Treasury Secretary Paulson and Federal Reserve Chairman Bernanke took extraordinary measures to support the financial system as there was a psychology that the U.S. was on the verge of depression if the bailout was not passed. The crises of confidence in the strength of America's most prominent financial institutions seems to have taken on a life of its own.

The global financial system relies on trust between counterparties, and as that trust evaporated, so did the availability of credit, which reached a crisis point during the month of September. The freezing of liquidity combined with the dangerously high levels of leverage on the balance sheets of financial institutions triggered failure due to their shrinking capital bases. The response of governments and financial regulators has been unprecedented acts of intervention to minimize the fall. As it stands today, central bankers and treasury ministers around the globe continue to struggle to resolve the liquidity crunch and contain the damage to the real economy.

On the positive side, the U.S. Government has moved aggressively to shore up the system. Foreign governments have also approached the crisis on a coordinated, policy level basis. Since Congress passed legislation to help banks remove bad debts from their balance sheets, market participants will be better able to judge the financial stability of counterparties. With the ensuing return of confidence to the marketplace, the system will be on more secure footing from which global growth can proceed.

OUTLOOK

Looking forward, the critical question is: How long will it take to thaw the credit freeze? The banks will require time for an orderly process to remove bad assets from their books and re-establish their credit-worthiness. Once credit is restored and the financial system is again functioning, the markets will take stock of the real economy and the damage done to it by the credit freeze. A recession seems imminent but its breadth, depth and duration are unknown.

On the positive side, looking beyond the financial services institutions, corporate America came into this situation with strong balance sheets, high levels of productivity, and solid profit margins. For instance, the last 12 month earnings growth rate for the Russell 1000 Index excluding financial companies was 14.6% versus -33% for the Russell 1000 financial sector. Net income margins excluding financial companies remained at high levels relative to the past (11.9%), while the financial sector margins declined from a June 2004 peak this decade of 17.6% to 9.2% currently. Energy and commodity prices have declined dramatically from their recent elevated levels, housing inventory is improving slightly and stock prices are far from extended on a valuation basis.

With the Troubled Asset Relief Program being implemented (as part of the bailout), it is entirely possible for a return to a market that focuses on the road to recovery, and opportunities that exist in the U.S. and around the world.


                          AHA INVESTMENT FUNDS | PAGE 2
letter to our shareholders

SEPTEMBER 30, 2008

AHA LIMITED MATURITY FIXED INCOME FUND

The AHA Limited Maturity Fixed Income Fund is structured to provide a high level of current income consistent with preservation of capital by investing in high quality securities in two portfolio styles. The dual portfolio philosophy is achieved by combining a 1-5 year maturity government/credit portfolio managed by City National Asset Management, Inc., with a 1-3 year maturity portfolio managed by Patterson Capital Corporation. While the Investment Committee of the AHA Funds' adviser, CCM Advisors, LLC (the "Advisor"), monitors the sub-advisers' performance against their individual benchmarks, the Fund's combined portfolio is benchmarked to the Merrill Lynch 1-3 Year Treasury Index and the Merrill Lynch 3-Month U.S. Treasury Index and compared to the Morningstar Short Term Maturity universe and the Lipper Short-Intermediate Investment Grade category.

During the fiscal year ended September 30, 2008, the Federal Reserve Bank (the "Fed") accelerated its policy of decreases in short-term interest rates and took emergency measures to avert the credit crisis caused by the failure of Lehman Brothers and near failure of AIG and major banks due to defaults in sub-prime mortgages and credit default swaps. Please be assured that the Fund's managers do not invest in low quality or sub-prime loans. Fed actions especially affect short term yields, causing the 30-day SEC yield on the Merrill Lynch 3-Month U.S. Treasury ("T-Bill") Index to drop from 3.83% in September 2007 to 0.68% in September 2008. (See how the Interest Yield drops from 3/31/08 to 9/30/08 on the Yield Curve chart at the 3M (month) maturity.) The Limited Maturity Fund Institutional Class Shares' 30-day SEC yield went down much less, from 4.34% in September 2007, to 3.34% in September 2008, and so yielded more than the T-Bill throughout the fiscal year. This is beneficial for shareholders who are seeking income and want to earn a higher monthly yield than with T-Bills. There was actually one point in September 2008 when T-Bills had a negative yield, something that had only happened in 1940 when the world was in turmoil at the onset of World War II.

- The total net return of the Fund's Institutional Class shares was up 2.54% for the fiscal year. This compares favorably to the Lipper
     Short/Intermediate Investment Grade Debt peer group which had annual returns of -0.98%. This Fund was named a LIPPER LEADER for three and five years Consistent Return and Total Return in this category.

- The Fund ranked in the upper 21st percentile of the Morningstar Short Term Fixed Income Universe with a four-star rating.

Because of the credit crunch and ensuing banking crisis Treasury securities rallied in a flight to quality so the Merrill Lynch 1-3 year Treasury Index had a return of 6.27% for the year ended September 30, 2008 as it is comprised 100% of Treasury securities. The Limited Maturity Fund is a diversified blend of corporate (29.5% weighting at 9/30/08), Treasury (20.9%), Agency (25.4%) and mortgage obligation (22.8%) securities. The mortgage and corporate allocations could not keep up with Treasuries during the panic rallies this year, causing the Fund to lag the 1-3 year Treasury Index. However, the average market yield of the Fund at September 30, 2008 was 5.0% due to the higher income of the non-Treasury securities; the yield on the Merrill Lynch 1-3 year Treasury Index was only 1.9%. To control risk, the Fund's overall average credit quality rating ranged between AAA- and AA+ during the fiscal year. One of our main objectives is to protect shareholder principal, and the

                    YIELD CURVE OF U.S. TREASURY SECURITIES
                       AS OF 3/31/08, 6/30/08 AND 9/30/08

                               (PERFORMANCE GRAPH)

YEARS TO MATURITY         9/30/08     6/30/08      3/31/08
-----------------         -------     -------      -------
3M                          0.92        1.90        1.38
6M                          1.60        2.17        1.51
1Yr                         1.78        2.36        1.55
2Yr                         2.00        2.63        1.62
3Yr                         2.28        2.91        1.79
                            2.63        3.12        2.12
5Yr                         2.98        3.34        2.46
                            3.38        3.61        2.88
10Yr                        3.85        3.99        3.45
                            4.04        4.19        3.67
                            4.23        4.39        3.88
25Yr+                       4.43        4.59        4.09
                            4.31        4.53        4.30


                          AHA INVESTMENT FUNDS | PAGE 3
letter to our shareholders

SEPTEMBER 30, 2008

portfolio managers follow conservative investment guidelines.

For no-load Class N Shares of this Fund, annualized return was 2.29% and the 30 day SEC yield ranged from 4.07% in September 2007 to 3.08% a year later.

AHA FULL MATURITY FIXED INCOME

The AHA Full Maturity Fixed Income Fund combines two equally weighted portfolios managed by Boyd Watterson Asset Management, LLC and Baird Advisors to intermediate and aggregate indices, respectively, to provide a "Full" maturity spectrum. The intermediate portfolio manager began the fiscal year with a slightly shorter duration than the Barclays Intermediate Government/Credit Index (3.4 years vs. 3.7 years) as a defensive measure which aided performance in the rising interest rate environment of the first half of the fiscal year. However, the portfolio manager lengthened duration mid-year and shortened again just under the Barclays Intermediate Government/Credit Index (3.4 years vs. 3.7). The aggregate portfolio was maintained right on the Barclays Aggregate index duration of 4.7 years which remained nearly constant throughout the year.

However, the bond market was in turmoil during the last six months of the 2008 fiscal year. The fears of defaults in the sub-prime loan market spread to Fannie Mae and Freddie Mac as agency securities pulled returns on the entire mortgage sector down. The Fed and U.S. Treasury took drastic actions to contain the spread of defaults and to protect the banking system globally (see Yield Curve chart referred to above in the Limited Maturity section to compare the yields paid at different maturities at the beginning, mid-point and end of the fiscal year). There was an investor shift to the safe haven of Treasuries, so Treasury prices rallied sharply and mortgage-backed securities, even Agency backed, were down significantly. The Full Maturity Fund invests in investment grade bonds only and therefore did not hold any high risk sub-prime assets. The Fund's average dollar-weighted credit quality is AA and has been so throughout the year. However, with a 27.2% weighting in Mortgage-backed securities (at September 30, 2008) and a 17.1% weighting in Treasuries, the Institutional Class and Class N Shares recorded net returns of 1.76% and 1.42%, respectively, for the fiscal year.

- This compared favorably to the -2.78% peer group average of the Lipper Corporate Debt Funds A Rated Classification (a universe of government/ corporate bond funds rated A or better). This Fund was also named a Lipper Leader for Consistent Returns and Total Returns.

- Morningstar ranked this Fund in the upper 28th percentile of the Intermediate Term Fixed Income Universe for the fiscal year with a four star rating.

The Barclays Intermediate Government/Credit Index returned 3.15% during the fiscal year. However, the index DOES NOT CONTAIN ANY MORTGAGES, and is comprised of 42% Treasuries. Therefore the Fund was, relative to the index, overweighted in mortgage-backed securities that underperformed, and underweighted in Treasuries, which outperformed. The Fund's portfolio managers still believe that shareholder interests are best served by a diversified portfolio of bonds rather than an all-Treasury approach, and anticipate that as the bond market adjusts to U.S. Treasury and Fed actions to support the credit market, the benefits of a multiple-sector bond fund will be noticeable.

AHA BALANCED FUND

The AHA Balanced Fund combines stocks, bonds and cash in a moderate allocation targeted at 60% stocks. The Balanced Fund's net return for the fiscal year was -12.68%. A hybrid benchmark of 60% S&P 500 Stock Index, 30% Barclays U.S. Aggregate Bond Index and 10% Merrill Lynch 3-month U.S. Treasury Index returned -12.35%. The Fund's ranking in the Morningstar moderate universe was in the upper 37th percentile for the year. The Fund had an above market weight in energy stocks, which was the best performing sector until June, when oil prices dropped dramatically as hedge funds unwound positions and concerns of a


                          AHA INVESTMENT FUNDS | PAGE 4
letter to our shareholders

SEPTEMBER 30, 2008

global recession decreasing energy demand dominated headlines for the last three months of the fiscal year. An over weight in materials sector (raw materials and mining), the third best performing sector through June also fell off in the September quarter. However, an underweight in consumer staples and healthcare stocks, which performed well in the market downturn, did not aid relative performance. A timely shift to more Treasuries in the aggregate bond portfolio helped brake the downside in the final fiscal quarter.

AHA DIVERSIFIED EQUITY FUND

The AHA Diversified Equity Fund Institutional Class and Class N Shares produced results of -22.73% and -22.93% respectively, similar to the S&P 500 Index return of -21.98%. This Fund combines four portfolio managers (see pie chart): core (36% weight), fundamental value (18.25%), large-mid value (18.25%), and, since April 1, 2008, growth (27.5%). The Advisor's Investment Committee recommended adding the Fund's growth manager, Turner Investment Partners, based on analysis of trends suggesting that a further diversification of the Fund was advantageous to investors.

- The Lipper Multi-cap Core Funds classification return was -22.79% for the fiscal year.

- Morningstar ranked this Fund in the 50th percentile of the Large Cap Equity Universe for the fiscal year, which had a median return of -22.76%.

The Fund's overweighting in energy, the best performing sector in the quarter ended June 30, 2008, and selling to underweight energy in the final fiscal quarter was a successful strategy. However, the largest weighting in the Fund was the information technology sector, which performed in the middle of the market. Movement out of financial stocks, particularly highly volatile banking stocks, helped dampen the downside risk. Overweighting to healthcare was also beneficial, while underweighting consumer staples was not.

As noted above, this Fund is a blend of four major investment styles, the conservative "core" management of Freeman Associates Investment Management, LLC; a more aggressive "alpha" manager, SKBA Capital Management, LLC's Value Opportunity style in the large and mid-cap value arena; AMBS Investment Counsel, LLC's Absolute Large Cap Value, a fundamental value approach; and the growth style of Turner.

This Fund is tobacco-free and is included in Schwab's socially conscious group of funds in its OneSource and Institutional lists.

                                   (PIE CHART)

Freeman -- Core               36.00%
AMBS -- Fundamental Value     18.25%
SKBA -- Large-Mid Value       18.25%
Turner Investment -- Growth   27.50%

AHA SOCIALLY RESPONSIBLE EQUITY FUND

This Fund seeks environmentally sustainable investments and companies that are good corporate citizens of the globe. The Fund carries out this objective through a value-oriented style, while most socially conscious funds follow a growth investment style. The Fund completed its third full fiscal year with commendable performance. It is "green" and designed to meet the social guidelines of church-based organizations. The Fund's Institutional Class returned -16.24% for the fiscal year, while the Class N (no-load) shares returned -16.46%.These returns are ahead of the -19.88% of the KLD Domini 400 Social Index. Returns were aided by overweights in natural gas energy stocks through June and paring back investments in the financial sector.

- Lipper named this Fund a LIPPER LEADER for Consistent Return and Total Return in August 2008.


                          AHA INVESTMENT FUNDS | PAGE 5
letter to our shareholders

SEPTEMBER 30, 2008

- Morningstar ranks this Fund in the upper quartile of its Large Cap Value universe, and the Fund has a four star rating.

The Fund's sub-advisor, SKBA Capital Management, LLC, uses their Socially Responsible Value investment style, and follows the social guidelines of the U.S. Conference of Catholic Bishops. SKBA researches companies that have good environmental sustainability, human rights and governance track records. Currently, seven large non-profit hospital systems in the U.S. are investors in this Fund through their employee retirement plans. This Fund is included by Charles Schwab in its socially conscious universe of funds and is also on the Fidelity/NFS and Pershing Fundvest and Ameriprise platforms.

NEW FISCAL YEAR

The AHA Funds are all tobacco-free, and the AHA Socially Responsible Equity Fund seeks out environmentally sustainable investments and other socially conscious objectives. The AHA Funds are listed by Schwab, both Institutional and OneSource, under socially conscious funds. The AHA Funds are also available for purchase on Fidelity/NFS,Wachovia, City National Securities, Ameriprise and Pershing/ Fundvest platforms. We want to thank our shareholders for their confidence in the AHA Investment Funds.

Sincerely,


/s/ Timothy G. Solberg
Timothy G. Solberg, CFA
CHIEF INVESTMENT OFFICER
AHA INVESTMENT FUNDS, SERIES OF THE CNI CHARTER FUNDS

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

OPINIONS EXPRESSED ABOVE ARE SUBJECT TO CHANGE, ARE NOT GUARANTEED, AND SHOULD NOT BE CONSIDERED A RECOMMENDATION TO BUY OR SELL ANY SECURITY. PLEASE REFER TO THE SCHEDULE OF INVESTMENTS IN THE REPORT FOR FUND HOLDINGS AND INDEX DEFINITIONS. PORTFOLIO HOLDINGS AND SECTOR ALLOCATIONS ARE SUBJECT TO CHANGE.

THE ADVISOR HAS AN AGREEMENT IN PLACE TO WAIVE FEES. IN THE ABSENCE OF SUCH WAIVERS, TOTAL RETURN WOULD BE REDUCED.

MUTUAL FUND INVESTING INVOLVES RISK. PRINCIPAL LOSS IS POSSIBLE.

CHANGING INTEREST RATES CAN ADVERSELY AFFECT THE VALUE OF AN INVESTMENT IN THE AHA LIMITED AND FULL MATURITY FUNDS.

THE S&P 500 INDEX IS A BROAD BASED UNMANAGED INDEX OF 500 STOCKS WHICH IS WIDELY RECOGNIZED AS REPRESENTATIVE OF THE EQUITY MARKET IN GENERAL. THE BARCLAYS INTERMEDIATE GOVERNMENT/CORPORATE BOND INDEX IS A MARKET VALUE WEIGHTED PERFORMANCE BENCHMARK FOR GOVERNMENT AND CORPORATE FIXED-RATE DEBT ISSUES WITH MATURITIES BETWEEN ONE AND TEN YEARS. THE MERRILL LYNCH 1-3 TREASURY YEAR INDEX IS A MARKET VALUE WEIGHTED INDEX OF U.S. TREASURY SECURITIES WITH MATURITIES OF 1-3 YEARS.

THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

DISTRIBUTED BY SEI INVESTMENTS DISTRIBUTION CO.


                          AHA INVESTMENT FUNDS | PAGE 6
fund overview

SEPTEMBER 30, 2008

AHA LIMITED MATURITY FIXED INCOME FUND

Comparison of Change in the Value of a $10,000 Investment in the AHA Limited Maturity Fixed Income Fund, Institutional Class, versus the following indexes: the Merrill Lynch 1-3 Year Treasury Index and the Merrill Lynch 3-Month U.S. Treasury Index

                              (PERFORMANCE GRAPH)

          AHA Limited Maturity
              Fixed Income,                                   Merrill Lynch
          Institutional Class      Merrill Lynch 1-3 Year      3-Month U.S.
                 Shares               Treasury Index          Treasury Index
          --------------------     -----------------------    --------------
9/30/98          $10,000                   $10,000                $10,000
9/30/99           10,291                    10,323                 10,470
9/30/00           10,858                    10,920                 11,076
9/30/01           11,961                    12,054                 11,679
9/30/02           12,577                    12,735                 11,912
9/30/03           12,922                    13,068                 12,069
9/30/04           13,016                    13,205                 12,202
9/30/05           13,102                    13,335                 12,522
9/30/06           13,559                    13,833                 13,085
9/30/07           14,188                    14,635                 13,768
9/30/08           14,549                    15,553                 14,168

This chart assumes an initial gross investment of $10,000 for the AHA Limited Maturity Fixed Income Fund - Institutional Class Shares, as well as the Merrill Lynch 1-3 Year Treasury Index and the Merrill Lynch 3-Month U.S. Treasury Index. Performance figures include reinvested dividends and capital gains. Class N Shares are sold with a 0.25% 12b-1 fee. The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced. Please refer to Note 3 in Notes to Financial Statements for expense limitations.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY CALLING 1-800-445-1341.

AVERAGE ANNUAL TOTAL RETURNS

                                    Annualized   Annualized   Annualized   Annualized
                         One-Year     3-Year       5-Year       10-Year     Inception
Shares                    Return      Return       Return       Return       to Date
------                   --------   ----------   ----------   ----------   ----------
Institutional Class(1)     2.54%      3.55%         2.40%        3.82%        5.11%
                           ----       ----          ----         ----         ----
Class N(2)                 2.29%      3.31%          N/A          N/A         2.57%
                           ----       ----          ----         ----         ----
Merrill Lynch 1-3 Year
   Treasury Index          6.27%      5.26%         3.54%        4.52%        5.91%
                           ----       ----          ----         ----         ----
Merrill Lynch 3-Month
   U.S. Treasury Index     2.90%      4.20%         3.26%        3.55%        4.63%
                           ----       ----          ----         ----         ----

(1)  Commenced operations on October 31, 1988.

(2) Commenced operations on October 22, 2004. Total cumulative return since inception for the Class N Shares was 10.53% as of September 30, 2008.

MERRILL LYNCH 1-3 YEAR TREASURY INDEX

A subset of the Merrill Lynch Treasury Master Index. The maturity range on these securities is from one to three years. This index is available on a monthly basis in price-only and total return versions. The value was set at 100 on December 31, 1975.

MERRILL LYNCH 3-MONTH U.S. TREASURY INDEX

The Merrill Lynch 3-Month U.S. Treasury Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond three months from the rebalancing date. One cannot invest directly in an index.

Top Ten Holdings

                                  % OF PORTFOLIO
                                  --------------
FNMA, 6.000%, 05/15/11                  3.5
U.S. Treasury Note, 6.500%,
   02/15/10                             3.4
FHLMC, 7.000%, 03/15/10                 3.4
U.S. Treasury Note, 6.000%,
   08/15/09                             3.3
U.S. Treasury Note, 3.500%,
   12/15/09                             3.1
FHLMC REMIC, Ser R016, Cl AM,
   5.125%, 06/15/18                     2.9
FNMA, 5.375%, 11/15/11                  2.3
U.S. Treasury Note, 4.875%,
   02/15/12                             2.2
Verizon Communications, 7.250%,
   12/01/10                             2.2
U.S. Treasury Note, 4.125%,
   08/13/12                             2.2


                          AHA INVESTMENT FUNDS | PAGE 7
fund overview

SEPTEMBER 30, 2008

AHA FULL MATURITY FIXED INCOME FUND

Comparison of Change in the Value of a $10,000 Investment in the AHA Full Maturity Fixed Income Fund, Institutional Class, versus the Barclays Intermediate Government/Credit Total Return Index and the Barclays U.S. Aggregate Bond Index

                              (PERFORMANCE GRAPH)

           AHA Full Maturity
              Fixed Income,      Barclays Intermediate
          Institutional Class      Government/Credit         Barclays U.S.
                 Shares            Total Return Index     Aggregate Bond Index
          -------------------    ----------------------   --------------------
9/30/98         $10,000                  $10,000                $10,000
9/30/99           9,926                   10,063                  9,963
9/30/00          10,592                   10,692                 10,660
9/30/01          11,864                   12,070                 12,041
9/30/02          12,702                   13,048                 13,076
9/30/03          13,424                   13,832                 13,783
9/30/04          13,887                   14,199                 14,290
9/30/05          14,179                   14,412                 14,689
9/30/06          14,608                   14,922                 15,229
9/30/07          15,263                   15,734                 16,010
9/30/08          15,532                   16,230                 16,596

This chart assumes an initial gross investment of $10,000 for the AHA Full Maturity Fixed Income Fund - Institutional Class Shares and the Barclays Intermediate Government/Credit Total Return Index and the Barclays U.S. Aggregate Bond Index. Performance figures include reinvested dividends and capital gains. Class N Shares are sold with a 0.25% 12b-1 fee. The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares. Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced. Please refer to Note 3 in Notes to Financial Statements for expense limitations.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY CALLING 1-800-445-1341.

AVERAGE ANNUAL TOTAL RETURNS

                                    Annualized   Annualized   Annualized   Annualized
                         One-Year     3-Year       5-Year       10-Year     Inception
Shares                    Return      Return       Return       Return       to Date
------                   --------   ----------   ----------   ----------   ----------
Institutional Class(1)     1.76%       3.09%       2.96%         4.50%       6.31%
                           ----        ----        ----          ----        ----
Class N(2)                 1.42%       2.77%        N/A           N/A        2.99%
                           ----        ----        ----          ----        ----
Barclays
Intermediate
Government/Credit
Total Return Index         3.15%       4.04%       3.25%         4.96%       6.71%
                           ----        ----        ----          ----        ----
Barclays
U.S. Aggregate
Bond Index                 3.66%       4.15%       3.78%         5.20%       7.21%
                           ----        ----        ----          ----        ----

(1)  Commenced operations on October 20, 1988.

(2) Commenced operations on May 11, 2004. Total cumulative return since inception for the Class N Shares was 13.88% as of September 30, 2008.

BARCLAYS U.S. AGGREGATE BOND INDEX

The Barclays U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

BARCLAYS INTERMEDIATE GOVERNMENT/Credit Total Return Index

A total return index consisting of investment grade corporate debt issues as well as debt issues of U.S. government agencies and the U.S. Treasury. The debt issues all maintain maturities within a range of one to ten years.

Top Ten Holdings

                              % OF PORTFOLIO
                              --------------
U.S. Treasury Bond, 6.250%,
   08/15/23                        7.6
FNMA, 6.000%, 05/15/11             7.0
FNMA, 5.500%, 04/01/36             3.2
U.S. Treasury Note, 4.250%,
   08/15/13                        2.6
U.S. Treasury Note, 4.875%,
   08/15/16                        2.5
U.S. Treasury Note, 4.750%,
   05/15/14                        2.5
FNMA, 4.625%, 10/15/13             2.5
U.S. Treasury Note, 4.250%,
   11/15/17                        2.4
FHLMC, 4.375%, 07/17/15            2.1
FNMA, 4.375%, 09/15/12             1.9


                          AHA INVESTMENT FUNDS | PAGE 8
fund overview

SEPTEMBER 30, 2008

AHA BALANCED FUND

Comparison of Change in the Value of a $10,000 Investment in the AHA Balanced Fund, versus a 60/30/10 hybrid of the following indexes: the S&P 500 Index, the Barclays U.S. Aggregate Bond Index and the Merrill Lynch 3-Month U.S. Treasury Index

                              (PERFORMANCE GRAPH)

           AHA Balanced Fund,                                                          Merrill Lynch
          Institutional Class     60/30/10                         Barclays U.S.       3-Month U.S.
                 Shares         Hybrid Index   S&P 500 Index   Aggregate Bond Index   Treasury Index
          -------------------   ------------   -------------   --------------------   --------------
9/30/98         $10,000            $10,000        $10,000             $10,000            $10,000
9/30/99          11,602             11,691         12,780               9,963             10,470
9/30/00          13,626             12,944         14,478              10,660             11,076
9/30/01          12,627             11,272         10,624              12,041             11,679
9/30/02          11,434             10,128          8,447              13,076             11,912
9/30/03          13,055             11,785         10,508              13,783             12,069
9/30/04          14,565             12,908         11,966              14,290             12,202
9/30/05          16,209             14,000         13,431              14,689             12,522
9/30/06          17,557             15,123         14,881              15,229             13,085
9/30/07          19,220             16,922         17,327              16,010             13,768
9/30/08          16,782             14,832         13,519              16,596             14,168

This chart assumes an initial gross investment of $10,000 for the AHA Balanced Fund and in the 60/30/10 Hybrid Index, the S&P 500 Index, the Barclays U.S. Aggregate Bond Index and the Merrill Lynch 3-Month U.S. Treasury Index. Performance figures include reinvested dividends and capital gains. The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemption of Fund shares. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced. Please refer to Note 3 in Notes to Financial Statements for expense limitations.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY CALLING 1-800-445-1341.

AVERAGE ANNUAL TOTAL RETURNS

                                     Annualized   Annualized   Annualized   Annualized
                          One-Year     3-Year       5-Year       10-Year     Inception
Shares                     Return      Return       Return       Return       to Date
------                    --------   ----------   ----------   ----------   ----------
Institutional Class(1)    (12.68)%      1.17%        5.15%        5.31%        8.23%
                          ------        ----         ----         ----         ----
60/30/10 Hybrid Index     (12.35)%      1.94%        4.71%        4.02%        8.66%
                          ------        ----         ----         ----         ----
S&P 500 Index             (21.98)%      0.22%        5.17%        3.06%        9.74%
                          ------        ----         ----         ----         ----
Barclays U.S. Aggregate
Bond Index                  3.66%       4.15%        3.78%        5.20%        7.18%
                          ------        ----         ----         ----         ----
Merrill Lynch 3-Month
U.S. Treasury Index         2.90%       4.20%        3.26%        3.55%        5.00%
                          ------        ----         ----         ----         ----

(1)  Commenced operations on October 20, 1988.

60/30/10 HYBRID INDEX

This is a customized index with a blend of three indexes, consisting of 60% in the S&P 500 Index, 30% in the Barclays U.S. Aggregate Bond Index and 10% in the Merrill Lynch 3-Month U.S. Treasury Index.

S&P 500 INDEX

The S&P 500 is a broad market-weighted average of U.S. blue-chip companies. The S&P 500 Index is a registered trademark of McGraw-Hill, Inc.

BARCLAYS U.S. AGGREGATE BOND INDEX

The Barclays U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

MERRILL LYNCH 3-MONTH U.S. TREASURY INDEX

The Merrill Lynch 3-Month U.S. Treasury Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond three months from the rebalancing date. One cannot invest directly in an index.

Top Ten Holdings*

                                % OF PORTFOLIO
                                --------------
FNMA, 6.000%, 05/15/11               8.5
U.S. Treasury Bond, 6.250%,
   08/15/23                          8.4
U.S. Treasury Bond, 3.125%,
   08/31/13                          5.1
FHLMC, 4.875%, 02/17/09              5.1
Exxon Mobil                          2.2
General Electric                     1.5
Johnson & Johnson                    1.1
Discover Card Master Trust I,
   Ser 2003-3, Cl A, 2.690%,
   09/15/12                          1.1
Procter & Gamble                     1.0
Microsoft                            1.0

*    Excludes cash equivalents.


                          AHA INVESTMENT FUNDS | PAGE 9
fund overview

SEPTEMBER 30, 2008

AHA DIVERSIFIED EQUITY FUND

Comparison of Change in the Value of a $10,000 Investment in the AHA Diversified Equity Fund, Institutional Class, versus the S&P 500 Index

                               (PERFORMANCE GRAPH)

            AHA Diversified
              Equity Fund,
          Institutional Class
                 Shares         S&P 500 Index
          -------------------   -------------
9/30/98         $10,000            $10,000
9/30/99          12,504             12,780
9/30/00          15,070             14,478
9/30/01          12,792             10,624
9/30/02          10,467              8,447
9/30/03          12,738             10,508
9/30/04          14,796             11,966
9/30/05          17,234             13,431
9/30/06          18,984             14,881
9/30/07          21,248             17,327
9/30/08          16,419             13,519

This chart assumes an initial gross investment of $10,000 for the AHA Diversified Equity Fund - Institutional Class Shares and the S&P 500 Index. Performance figures include reinvested dividends and capital gains. Class N Shares are sold with a 0.25% 12b-1 fee. The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemption of Fund shares. The adviser has an agreement in place to waive fees. Currently, the expense levels have not been exceeded for the Fund. Please refer to Note 3 in Notes to Financial Statements for expense limitations.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY CALLING 1-800-445-1341.

AVERAGE ANNUAL TOTAL RETURNS

                                    Annualized   Annualized   Annualized   Annualized
                         One-Year     3-Year       5-Year       10-Year     Inception
Shares                    Return      Return       Return       Return       to Date
------                   --------   ----------   ----------   ----------   ----------
Institutional Class(1)   (22.73)%     (1.60)%       5.21%        5.08%        9.84%
                         ------       -----         ----         ----         ----
Class N(2)               (22.93)%     (1.87)%       4.92%         N/A         6.76%
                         ------       -----         ----         ----         ----
S&P 500 Index            (21.98)%      0.22%        5.17%        3.06%        9.74%

(1)  Commenced operations on October 20, 1988.

(2) Commenced operations on December 30, 2002. Total cumulative return since inception for the Class N Shares was 45.76% as of September 30, 2008.

THE S&P 500 INDEX is a broad market-weighted average of U.S. blue-chip companies. S&P 500 Index is a registered trademark of McGraw-Hill, Inc.

One cannot invest directly in an index.

Top Ten Holdings*

                    % OF PORTFOLIO
                    --------------
Johnson & Johnson         2.2
Hewlett Packard           1.7
General Electric          1.5
Exxon Mobil               1.4
3M                        1.3
Wal-Mart Stores           1.3
IBM                       1.3
ConocoPhillips            1.2
General Mills             1.2
Time Warner               1.2

*    Excludes cash equivalents.


                         AHA INVESTMENT FUNDS | PAGE 10
fund overview

SEPTEMBER 30, 2008

AHA SOCIALLY RESPONSIBLE EQUITY FUND

Comparison of Change in the Value of a $10,000 Investment in the AHA Socially Responsible Equity Fund, Institutional Class, versus the Domini 400 Social Index

                               (PERFORMANCE GRAPH)

                AHA Socially
             Responsible Equity
            Fund, Institutional
                Class Shares      Domini 400 Social Index
            -------------------   -----------------------
 1/3/2005          $10,000                $10,000
9/30/2005           10,356                 10,085
9/30/2006           11,153                 11,047
9/30/2007           12,702                 12,588
9/30/2008           10,639                 10,085

This chart assumes an initial gross investment of $10,000 made on January 3, 2005 (the Fund's inception date) for the AHA Socially Responsible Equity Fund - Institutional Class Shares and the Domini 400 Social Index. Performance figures include reinvested dividends and capital gains. Class N Shares are sold with a 0.25% 12b-1 fee. The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemption of Fund shares. The adviser has an agreement in place to waive fees. Currently, the expense levels have not been exceeded for the Fund. Please refer to Note 3 in Notes to Financial Statements for expense limitations.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY CALLING 1-800-445-1341.

AVERAGE ANNUAL TOTAL RETURNS

                                                      Annualized
                              One-Year   Three-Year    Inception
Shares                         Return      Return       to Date
------                        --------   ----------   ----------
Institutional Class(1)         (16.24)%     0.90%        1.67%
                               -------      ----         ----
Class N(2)                     (16.46)%     0.65%        1.03%
                               -------      ----         ----
KLD Domini 400 Social Index    (19.88)%     0.00%        0.23%

(1)  Commenced operations on January 3, 2005.

(2) Commenced operations on August 12, 2005. Total cumulative return since inception for the Class N Shares was 3.26% as of September 30, 2008.

THE KLD DOMINI 400 SOCIAL INDEX(SM) is a market capitalization-weighted common stock index. It monitors the performance of 400 U.S. corporations that pass multiple, broad-based social screens. The Index consists of approximately 250 companies included in the Standard & Poor's 500 Index, approximately 100 additional large companies not included in the S&P 500 but providing industry representation, and approximately 50 additional companies with particularly strong social characteristics.

One cannot invest directly in an index.

Top Ten Holdings*

                                    % OF PORTFOLIO
                                    --------------
Marsh & McLennan                          4.3
NASDAQ Stock Market                       3.6
Johnson & Johnson                         3.6
Kimberly-Clark                            3.4
Kraft Food, Cl A                          3.2
Atmos Energy                              3.2
Quest Diagnostics                         3.2
Patterson-UTI Energy                      3.0
Brookfield Asset Management, Cl A         2.9
Portland General Electric                 2.9

*    Excludes cash equivalents.


                         AHA INVESTMENT FUNDS | PAGE 11
schedule of investments

SEPTEMBER 30, 2008

AHA LIMITED MATURITY FIXED INCOME FUND

TYPE OF SECURITY WEIGHTINGS (UNAUDITED)*:

                                  (BAR CHART)

Corporate Bonds                               30.3%
U.S. Government Mortgage-Backed Obligations   23.6%
U.S. Government Agency Obligations            21.9%
U.S. Treasury Obligations                     21.0%
Cash Equivalent                                1.3%
Mortgage-Backed Securities                     1.0%
Municipal Bonds                                0.9%

*    Percentages based on total investments.

                                                       FACE AMOUNT      VALUE
DESCRIPTION                                               (000)         (000)
-----------                                            -----------   -----------
CORPORATE BONDS [30.1%]
   AEROSPACE & DEFENSE [0.4%]
   United Technologies
      7.125%, 11/15/10                                 $       175   $       190
      4.375%, 05/01/10                                         200           203
                                                                     -----------
   TOTAL AEROSPACE & DEFENSE                                                 393
                                                                     ===========
   AUTOMOTIVE [0.5%]
   Daimler Finance North
      America
      4.875%, 06/15/10                                         500           498
                                                                     ===========
   BANKS [4.9%]
   Bank of America
      4.375%, 12/01/10                                         300           288
   FHLB
      4.500%, 10/09/09                                       1,700         1,723
   HSBC Holding
      7.500%, 07/15/09                                         200           201
   U.S. Bank, NA
      6.375%, 08/01/11                                       1,700         1,716
   Wachovia
       4.375%, 06/01/10                                        350           307
   Wells Fargo Bank
      7.550%, 06/21/10                                         300           310
                                                                     -----------
   TOTAL BANKS                                                             4,545
                                                                     ===========
   CHEMICALS [0.3%]
   Dow Chemical
      5.750%, 12/15/08                                         250           250
                                                                     ===========
   COMPUTER SYSTEM DESIGN & SERVICES [0.4%]
   IBM
      4.950%, 03/22/11                                         390           400
                                                                     ===========

                                                       FACE AMOUNT      VALUE
DESCRIPTION                                               (000)         (000)
-----------                                            -----------   -----------
   ELECTRICAL PRODUCTS [0.3%]
   Public Service Electric & Gas,
      Ser C, MTN
      4.000%, 11/01/08                                 $       250   $       250
                                                                     ===========
   ENERGY [0.8%]
   Exelon Generation
      6.950%, 06/15/11                                         200           202
   Florida Power
      4.500%, 06/01/10                                         500           504
                                                                     -----------
   TOTAL ENERGY                                                              706
                                                                     ===========
   FINANCE AUTO LOANS [0.3%]
   Toyota MotorCredit
      5.500%, 12/15/08                                         300           300
                                                                     ===========
   FINANCIAL SERVICES [3.5%]
   American Express Credit, MTN
      5.000%, 12/02/10                                         300           280
   American General Finance,
      Ser H, MTN
      5.375%, 10/01/12                                       1,700           929
   Boeing Capital
      6.100%, 03/01/11                                         250           263
   Caterpillar Financial Services
      5.050%, 12/01/10                                         500           502
   General Electric Capital, MTN
      4.875%, 10/21/10                                         300           291
   John Deere Capital
      7.000%, 03/15/12                                         500           525
   National Rural Utilities
      Cooperative Finance
      4.375%, 10/01/10                                         500           500
                                                                     -----------
   TOTAL FINANCIAL SERVICES                                                3,290
                                                                     ===========
   FOOD, BEVERAGE & TOBACCO [1.6%]
   Campbell Soup
      6.750%, 02/15/11                                         500           532
   Coca-Cola
      5.750%, 03/15/11                                         245           257
   Coca-Cola Enterprises
      8.500%, 02/01/12                                         200           221
   Kellogg
      6.600%, 04/01/11                                         200           208
   Unilever Capital
      7.125%, 11/01/10                                         250           267
                                                                     -----------
   TOTAL FOOD, BEVERAGE & TOBACCO                                          1,485
                                                                     ===========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                         AHA INVESTMENT FUNDS | PAGE 12
schedule of investments

SEPTEMBER 30, 2008

AHA LIMITED MATURITY FIXED INCOME FUND (CONTINUED)

                                                       FACE AMOUNT      VALUE
DESCRIPTION                                               (000)         (000)
-----------                                            -----------   -----------
   FOOD-RETAIL [0.2%]
   Safeway
      6.500%, 03/01/11                                 $       200   $       206
                                                                     ===========
   INSURANCE [0.2%]
   Allstate
      7.200%, 12/01/09                                         200           203
                                                                     ===========
   INVESTMENT BANKER/BROKER DEALER [5.9%]
   Credit Suisse First Boston
      6.125%, 11/15/11                                       1,700         1,673
      3.875%, 01/15/09                                         300           297
   Goldman Sachs Group
      4.500%, 06/15/10                                         350           325
   Merrill Lynch, MTN
      4.250%, 02/08/10                                       1,700         1,616
   Morgan Stanley
      6.750%, 04/15/11                                       1,700         1,258
      4.250%, 05/15/10                                         350           284
                                                                     -----------
   TOTAL INVESTMENT BANKER/BROKER DEALER                                   5,453
                                                                     ===========
   MULTI-MEDIA [2.3%]
   Walt Disney, MTN
      6.375%, 03/01/12                                       1,700         1,792
      5.700%, 07/15/11                                         300           309
                                                                     -----------
   TOTAL MULTI-MEDIA                                                       2,101
                                                                     ===========
   PETROLEUM & FUEL PRODUCTS [3.0%]
   Conoco Funding
      6.350%, 10/15/11                                       1,700         1,761
   ConocoPhillips
      8.750%, 05/25/10                                         500           537
   Occidental Petroleum, MTN
      4.250%, 03/15/10                                         500           504
                                                                     -----------
   TOTAL PETROLEUM & FUEL PRODUCTS                                         2,802
                                                                     ===========
   REITS-REGIONAL MALLS [0.4%]
   Simon Property Group
      5.600%, 09/01/11                                         350           345
                                                                     ===========
   RETAIL [0.8%]
   Target
      5.400%, 10/01/08                                         250           250
   Wal-Mart Stores
      6.875%, 08/10/09                                         200           205
      4.125%, 02/15/11                                         300           302
                                                                     -----------
   TOTAL RETAIL                                                              757
                                                                     ===========

                                                       FACE AMOUNT      VALUE
DESCRIPTION                                               (000)         (000)
-----------                                            -----------   -----------
   TELEPHONES & TELECOMMUNICATIONS [4.3%]
   AT&T
      6.250%, 03/15/11                                 $     1,700   $     1,718
   Bellsouth Telecommunications
      5.875%, 01/15/09                                         300           302
   Verizon Communications
      7.250%, 12/01/10                                       1,950         2,029
                                                                     -----------
   TOTAL TELEPHONES & TELECOMMUNICATIONS                                   4,049
                                                                     ===========
         TOTAL CORPORATE BONDS
            (Cost $29,879)                                                28,033
                                                                     ===========
U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS [23.4%]
   FFCB, Ser IA2, Cl 1
      5.220%, 10/21/13                                         573           578
   FFCB, Ser IA8, Cl 1
      4.650%, 01/21/14                                       1,295         1,290
   FHLB
      4.375%, 03/17/10                                       1,825         1,853
      3.750%, 01/08/10                                       1,000         1,006
   FHLMC REMIC, Ser R003, Cl AG
      5.125%, 10/15/15                                         802           809
   FHLMC REMIC, Ser R006, Cl AK
      5.750%, 12/15/18                                       1,399         1,431
   FHLMC REMIC, Ser R007, Cl AC
      5.875%, 05/15/16                                         672           687
   FHLMC REMIC, Ser R009, Cl AJ
      5.750%, 12/15/18                                       1,174         1,192
   FHLMC REMIC, Ser R015, Cl AN
      3.750%, 02/15/13                                       1,541         1,523
   FHLMC REMIC, Ser R016, Cl AM
      5.125%, 06/15/18                                       2,671         2,682
   FHLMC, Pool G18247
      5.000%, 04/01/23                                         314           312
   FHLMC, Pool J04241
      5.500%, 01/01/22                                         840           846
   FHLMC, Pool J04459
      5.000%, 03/01/22                                         237           235
   FHLMC, Pool J04492
      5.000%, 03/01/22                                         369           367
   FHLMC, Pool J04508
      5.000%, 03/01/22                                         217           215
   FHLMC, Pool J07575
      5.000%, 04/01/23                                         315           313

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                         AHA INVESTMENT FUNDS | PAGE 13
schedule of investments

SEPTEMBER 30, 2008

AHA LIMITED MATURITY FIXED INCOME FUND (CONTINUED)

                                                       FACE AMOUNT      VALUE
DESCRIPTION                                               (000)         (000)
-----------                                            -----------   -----------
   FNMA, Pool 257234
      5.000%, 06/01/23                                 $       979   $       973
   FNMA, Pool 541946
      7.500%, 07/01/30                                           1             1
   FNMA, Pool 584930
      7.500%, 05/01/31                                           2             2
   FNMA, Pool 837191
      5.000%, 12/01/20                                         689           687
   FNMA, Pool 837196
      5.500%, 02/01/21                                         669           675
   FNMA, Pool 933915
      4.500%, 06/01/23                                         489           477
   FNMA, Pool 961540
      5.500%, 02/01/23                                         718           725
   FNMA, Pool 961783
      4.500%, 02/01/23                                         924           901
   FNMA, Pool 962703
      4.500%, 04/01/23                                         290           283
   GNMA, Pool 2003-31 PB, Cl PB
      5.500%, 02/16/32                                       1,713         1,736
                                                                     -----------
         TOTAL U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS
           (Cost $21,794)                                                 21,799
                                                                     ===========
U.S. GOVERNMENT AGENCY OBLIGATIONS [21.7%]
   FHLB
      4.375%, 09/17/10                                         615           627
   FHLMC
      7.000%, 03/15/10                                       3,010         3,172
      5.250%, 05/21/09                                         980           991
      4.250%, 07/15/09                                         675           681
      4.125%, 07/12/10                                       1,700         1,729
   FHLMC, Pool G12806
      5.500%, 09/01/22                                         471           475
   FHLMC, Pool G13118
      4.500%, 04/01/23                                       1,659         1,615
   FHLMC, Pool G18251
      5.000%, 05/01/23                                         486           483
   FNMA
      6.250%, 02/01/11                                       1,475         1,543
      6.000%, 05/15/11                                       3,010         3,213
      5.375%, 11/15/11                                       1,985         2,098
      4.875%, 04/15/09                                         685           690
      4.750%, 03/12/10                                       1,700         1,738
      3.250%, 02/15/09                                       1,105         1,105
                                                                     -----------
         TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
            (Cost $20,183)                                                20,160
                                                                     ===========

                                                       FACE AMOUNT      VALUE
DESCRIPTION                                               (000)         (000)
-----------                                            -----------   -----------
U.S. TREASURY OBLIGATIONS [20.8%]
   U.S. Treasury Notes
      6.500%, 02/15/10                                 $     3,000   $     3,189
      6.000%, 08/15/09                                       3,000         3,105
      4.875%, 02/15/12                                       1,900         2,042
      4.750%, 01/31/12                                       1,800         1,929
      4.625%, 07/31/09                                       1,300         1,330
      4.500%, 05/15/10                                         535           557
      4.500%, 02/28/11                                         325           344
      4.500%, 03/31/12                                       1,635         1,739
      4.125%, 08/31/12                                       1,900         2,003
      3.625%, 10/31/09                                         300           306
      3.500%, 12/15/09                                       2,800         2,852
                                                                     -----------
         TOTAL U.S. TREASURY OBLIGATIONS
            (Cost $19,283)                                                19,396
                                                                     ===========
MORTGAGE-BACKED SECURITIES [1.0%]
   Bear Stearns Commercial Mortgage
      Securities, Ser 2001-TOP2, Cl A1
      6.080%, 02/15/35                                         175           175
   GMAC Commercial Mortgage
      Securities, Ser 2004-C3, Cl A2
      3.950%, 12/10/41                                          70            69
   JPMorgan Chase Commercial
      Mortgage, Ser 2005-LDP5, Cl A1
      5.035%, 12/15/44                                         423           419
   Morgan Stanley Capital Investments,
      Ser 2005-T17, Cl A2
      4.110%, 12/13/41                                         276           273
                                                                     -----------
         TOTAL MORTGAGE-BACKED SECURITIES
            (Cost $954)                                                      936
                                                                     ===========
MUNICIPAL BONDS [0.9%]
   Philadelphia School District,
      Ser A, GO, FSA
      Pre-Refunded @ 100 (A)
      5.750%, 02/01/11                                         625           667
   State of Washington, Ser B, GO,
      FSA Pre-Refunded @ 100 (A)
      6.000%, 01/01/10                                         125           130
                                                                     -----------
         TOTAL MUNICIPAL BONDS
            (Cost $804)                                                      797
                                                                     ===========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                         AHA INVESTMENT FUNDS | PAGE 14
schedule of investments

SEPTEMBER 30, 2008

AHA LIMITED MATURITY FIXED INCOME FUND (CONCLUDED)

                                                                        VALUE
DESCRIPTION                                               SHARES        (000)
-----------                                            -----------   -----------
CASH EQUIVALENT [1.2%]
   AIM STIT-Treasury Portfolio,
      0.800%*                                            1,162,351   $     1,162
                                                                     -----------
         TOTAL CASH EQUIVALENT
            (Cost $1,162)                                                  1,162
                                                                     ===========

         TOTAL INVESTMENTS [99.1%]
            (Cost $94,059)                                           $    92,283
                                                                     ===========

PERCENTAGES ARE BASED ON NET ASSETS OF $93,113,055.

*    THE RATE REPORTED IS THE 7-DAY EFFECTIVE YIELD AS OF SEPTEMBER 30, 2008.

(A)  PRE-REFUNDED SECURITY -- THE MATURITY DATE SHOWN IS THE PRE-REFUNDED DATE.

CL -- CLASS
FFCB -- FEDERAL FARM CREDIT BANK
FHLB -- FEDERAL HOME LOAN BANK
FHLMC -- FEDERAL HOME LOAN MORTGAGE CORPORATION
FNMA -- FEDERAL NATIONAL MORTGAGE ASSOCIATION
FSA -- FINANCIAL SECURITY ASSISTANCE
GNMA -- GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
GO -- GENERAL OBLIGATION
MTN -- MEDIUM TERM NOTE
NA -- NATIONAL ASSOCIATION
REMIC -- REAL ESTATE MORTGAGE INVESTMENT CONDUIT
SER -- SERIES

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                         AHA INVESTMENT FUNDS | PAGE 15
schedule of investments

SEPTEMBER 30, 2008

AHA FULL MATURITY FIXED INCOME FUND

TYPE OF SECURITY WEIGHTINGS (UNAUDITED)*:

                                   (BAR CHART)

Corporate Bonds                               27.9%
U.S. Government Agency Obligations            20.5%
U.S. Treasury Obligations                     18.4%
U.S. Government Mortgage-Backed Obligations   17.2%
Mortgage-Backed Securities                    11.3%
Asset-Backed Securities                        3.0%
Cash Equivalent                                1.4%
Foreign Government Bond                        0.2%
Municipal Bond                                 0.1%

*    Percentages based on total investments.

DESCRIPTION                                         FACE AMOUNT (000)   VALUE (000)
-----------                                         -----------------   -----------
CORPORATE BONDS [27.7%]
   AEROSPACE & DEFENSE [0.5%]
   United Technologies
      4.375%, 05/01/10                                   $    215         $   219
                                                                          =======
   AGRICULTURE [0.2%]
   Bunge NA Finance
      5.900%, 04/01/17                                        100              86
                                                                          =======
   BANKS [4.1%]
   AmSouth Bancorporation
      6.750%, 11/01/25                                         75              57
   Bank of America
      10.200%, 07/15/15                                       100             112
      5.650%, 05/01/18                                        315             265
   Bank One
      10.000%, 08/15/10                                        89              93
   Deutsche Bank
      6.000%, 09/01/17                                        180             170
   Deutsche Bank Trust
      7.250%, 10/15/11                                         46              46
   Dresdner Bank - New York
      7.250%, 09/15/15                                        150             147
   European Investment Bank
      4.625%, 03/21/12                                        450             467
   HSBC Holding
      7.500%, 07/15/09                                        285             287
   Santander Central Hispano Issuances
      7.625%, 09/14/10                                        100             106
                                                                          -------
   TOTAL BANKS                                                              1,750
                                                                          =======
   BUILDING & CONSTRUCTION [0.3%]
   Hanson Australia Funding
      5.250%, 03/15/13                                         75              70
   Masco
      6.125%, 10/03/16                                         75              65
                                                                          -------
   TOTAL BUILDING & CONSTRUCTION                                              135
                                                                          =======

DESCRIPTION                                         FACE AMOUNT (000)   VALUE (000)
-----------                                         -----------------   -----------
   CABLE/MEDIA [0.2%]
   TCI Communications
      7.875%, 08/01/13                                   $     75         $    78
                                                                          =======
   COMPUTER SYSTEM DESIGN & SERVICES [0.7%]
   IBM, MTN
      4.375%, 06/01/09                                        300             301
                                                                          =======
   DATA PROCESSING [0.2%]
   Fiserv
      6.125%, 11/20/12                                        100              97
                                                                          =======
   DIVERSIFIED OPERATIONS [0.4%]
   Hutchison Whampoa International (A)
      5.450%, 11/24/10                                        150             149
                                                                          =======
   DRUGS [0.9%]
   Abbott Laboratories
      5.600%, 05/15/11                                        325             336
   Teva Pharmaceutical
      5.550%, 02/01/16                                         75              70
                                                                          -------
   TOTAL DRUGS                                                                406
                                                                          =======
   ENERGY [1.3%]
   Carolina Power & Light
      5.150%, 04/01/15                                         80              77
   Exelon
      5.625%, 06/15/35                                         75              58
   Korea Electric Power
      7.750%, 04/01/13                                         95             100
      6.750%, 08/01/27                                         75              75
   NiSource Finance
      7.875%, 11/15/10                                         75              77
   Pacific Gas & Electric
      6.050%, 03/01/34                                         25              22
   PPL Energy Supply, Ser A
      5.700%, 10/15/15                                         75              68
   Public Service Company
      of Colorado, Ser 14
      4.375%, 10/01/08                                        100             100
                                                                          -------
   TOTAL ENERGY                                                               577
                                                                          =======
   FINANCIAL SERVICES [4.3%]
   American Express Credit, MTN
      7.300%, 08/20/13                                        285             275
   American General Finance
      8.450%, 10/15/09                                        100              70

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                         AHA INVESTMENT FUNDS | PAGE 16
schedule of investments

SEPTEMBER 30, 2008

AHA FULL MATURITY FIXED INCOME FUND (CONTINUED)

DESCRIPTION                                         FACE AMOUNT (000)   VALUE (000)
-----------                                         -----------------   -----------
   Associates Corp of North
      America, Ser A
      7.950%, 02/15/10                                   $     75         $    74
   Caterpillar Financial
      Services, MTN
      6.200%, 09/30/13                                        265             265
   Eksportsfinans, Ser G
      5.125%, 10/26/11                                        300             309
   General Electric Capital, MTN
      5.500%, 04/28/11                                        330             317
   General Electric Capital,
      Ser A, MTN
      6.000%, 06/15/12                                         75              72
   HSBC Finance
      5.000%, 06/30/15                                         75              67
   Svensk Exportkredit
      4.875%, 01/19/10                                        280             288
   UFJ Finance Aruba
      6.750%, 07/15/13                                        125             131
                                                                          -------
   TOTAL FINANCIAL SERVICES                                                 1,868
                                                                          =======
   FOOD, BEVERAGE & TOBACCO [1.6%]
   Cia de Bebidas das Americas
      8.750%, 09/15/13                                        175             187
   Coca Cola
      5.350%, 11/15/17                                        290             287
   Kraft Foods
      6.500%, 08/11/17                                        190             183
   Pepsi Bottling Holdings (A)
      5.625%, 02/17/09                                         50              50
                                                                          -------
   TOTAL FOOD, BEVERAGE & TOBACCO                                             707
                                                                          =======
   INSURANCE [0.4%]
   Protective Life
      4.300%, 06/01/13                                        100              96
   Travelers (B)
      6.250%, 03/15/09                                        100              77
                                                                          -------
   TOTAL INSURANCE                                                            173
                                                                          =======
   INVESTMENT BANKER/BROKER DEALER [4.4%]
   Bear Stearns, MTN (B)
      3.029%, 10/31/11                                        340             332
   Citigroup
      3.625%, 02/09/09                                        300             294
   Credit Suisse USA
      5.250%, 03/02/11                                        325             321

DESCRIPTION                                         FACE AMOUNT (000)   VALUE (000)
-----------                                         -----------------   -----------
   Goldman Sachs Group
      6.600%, 01/15/12                                   $    200         $   186
      5.150%, 01/15/14                                         75              62
      4.069%, 06/28/10 (B)                                    100              89
   Jefferies Group
      6.450%, 06/08/27                                        100              74
   Merrill Lynch
      6.000%, 02/17/09                                        325             315
   Merrill Lynch, Ser C, MTN (B)
      3.014%, 02/05/10                                         70              66
   Morgan Stanley
      4.750%, 04/01/14                                         75              40
      3.071%, 01/15/10 (B)                                    140             105
                                                                          -------
   TOTAL INVESTMENT BANKER/BROKER DEALER                                    1,884
                                                                          =======
   MANUFACTURING [0.5%]
   General Electric
      5.000%, 02/01/13                                        150             138
   Tyco International Group
      6.375%, 10/15/11                                         75              76
                                                                          -------
   TOTAL MANUFACTURING                                                        214
                                                                          =======
   MEDICAL PRODUCTS [0.3%]
   Johnson & Johnson
      5.550%, 08/15/17                                        130             132
                                                                          =======
   METALS & MINING [0.4%]
   Rio Tinto Finance USA
      6.500%, 07/15/18                                        100              95
   Vale Overseas
      6.875%, 11/21/36                                        100              89
                                                                          -------
   TOTAL METALS & MINING                                                      184
                                                                          =======
   MULTI-MEDIA [1.0%]
   CBS
      6.625%, 05/15/11                                         60              58
   Time Warner
      9.125%, 01/15/13                                         50              53
      5.875%, 11/15/16                                         85              75
   Viacom
      7.700%, 07/30/10                                         75              77
   Walt Disney, MTN
      6.375%, 03/01/12                                        150             158
                                                                          -------
   TOTAL MULTI-MEDIA                                                          421
                                                                          =======

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                         AHA INVESTMENT FUNDS | PAGE 17
schedule of investments

SEPTEMBER 30, 2008

AHA FULL MATURITY FIXED INCOME FUND (CONTINUED)

DESCRIPTION                                         FACE AMOUNT (000)   VALUE (000)
-----------                                         -----------------   -----------
   OIL, GAS & CONSUMABLE FUELS [1.4%]
   ConocoPhillips
      5.300%, 04/15/12                                   $    300         $   304
   Shell International
      5.625%, 06/27/11                                        300             316
                                                                          -------
   TOTAL OIL, GAS & CONSUMABLE FUELS                                          620
                                                                          =======
   PETROLEUM & FUEL PRODUCTS [0.3%]
   Energy Transfer Partners
      6.625%, 10/15/36                                         75              64
   Pemex Project Funding Master Trust
      9.125%, 10/13/10                                         50              53
                                                                          -------
   TOTAL PETROLEUM & FUEL PRODUCTS                                            117
                                                                          =======
   RETAIL [1.7%]
   Home Depot
      5.250%, 12/16/13                                        310             285
   Lowe's
      5.000%, 10/15/15                                        200             192
   Target
      6.350%, 01/15/11                                        250             258
                                                                          -------
   TOTAL RETAIL                                                               735
                                                                          =======
   SECURITY BROKERS & DEALERS [0.1%]
   iStar Financial
      5.850%, 03/15/17                                        100              49
                                                                          =======
   SHORT-TERM BUSINESS CREDIT [0.1%]
   Citigroup Canada
      5.200%, 06/01/15                                        100              49
                                                                          =======
   TELEPHONES & TELECOMMUNICATIONS [2.1%]
   British Telecommunications
      9.125%, 12/15/30                                        100             100
      8.625%, 12/15/10 (C)                                     60              63
   Deutsche Telekom International Finance
      8.750%, 06/15/30                                         75              73
      8.500%, 06/15/10                                         25              26
   France Telecom
      7.750%, 03/01/11                                         50              52
   New Cingular Wireless Services
      8.750%, 03/01/31                                         75              83
   SBC Communications
      5.300%, 11/15/10                                        300             305
   Sprint Capital
      6.900%, 05/01/19                                         75              58

DESCRIPTION                                         FACE AMOUNT (000)   VALUE (000)
-----------                                         -----------------   -----------
   Telecom Italia Capital
      7.200%, 07/18/36                                   $     75         $    59
   Telefonica Emisiones
      6.421%, 06/20/16                                         75              70
                                                                          -------
   TOTAL TELEPHONES &
      TELECOMMUNICATIONS                                                      889
                                                                          =======
   TRANSPORTATION SERVICES [0.3%]
   FedEx
      9.650%, 06/15/12                                        125             141
                                                                          =======
         TOTAL CORPORATE BONDS
            (Cost $12,594)                                                 11,981
                                                                          =======
U.S. GOVERNMENT AGENCY OBLIGATIONS [20.3%]
   FFCB
      4.875%, 04/04/12                                        200             207
   FHLMC
      4.375%, 07/17/15                                        895             892
   FNMA
      6.125%, 03/15/12                                        640             691
      6.000%, 05/15/11                                      2,825           3,016
      5.000%, 02/13/17                                        475             485
      4.625%, 10/15/13                                      1,050           1,081
      4.375%, 09/15/12                                        800             816
      4.250%, 09/25/22                                        203             202
   FNMA, Pool 745418
      5.500%, 04/01/36                                      1,382           1,380
                                                                          -------
         TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
            (Cost $8,700)                                                   8,770
                                                                          =======
U.S. TREASURY OBLIGATIONS [18.2%]
   U.S.Treasury Bonds
      9.125%, 05/15/18                                        200             282
      6.250%, 08/15/23                                      2,725           3,272
   U.S.Treasury Notes
      4.875%, 08/15/16                                      1,015           1,099
      4.750%, 05/15/14                                      1,000           1,092
      4.250%, 08/15/13                                      1,050           1,115
      4.250%, 11/15/17                                      1,000           1,036
                                                                          -------
         TOTAL U.S. TREASURY OBLIGATIONS
            (Cost $7,667)                                                   7,896
                                                                          =======

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                         AHA INVESTMENT FUNDS | PAGE 18
schedule of investments

SEPTEMBER 30, 2008

AHA FULL MATURITY FIXED INCOME FUND (CONTINUED)

DESCRIPTION                                         FACE AMOUNT (000)   VALUE (000)
-----------                                         -----------------   -----------
U.S. GOVERNMENT MORTGAGE-BACKED
   OBLIGATIONS [17.1%]
   FHLMC Gold, Pool G11880
      5.000%, 12/01/20                                   $    134         $   134
   FHLMC REMIC, Ser 2720
      5.000%, 12/15/16                                        148             150
   FHLMC REMIC, Ser R003
      5.500%, 08/15/16                                        157             159
   FHLMC REMIC, Ser R009, Cl AJ
      5.750%, 12/15/18                                        143             145
   FHLMC REMIC, Ser R010, Pool
      FHRR
      R010 AB, Cl AB
      5.500%, 12/15/19                                        296             298
   FHLMC REMIC, Ser R010, Cl VA
      5.500%, 04/15/17                                        132             133
   FHLMC, Pool 160098
      10.500%, 01/01/10                                         1               1
   FHLMC, Pool 1B2677 (B)
      4.138%, 01/01/35                                         30              30
   FHLMC, Pool 1B2683 (B)
      4.102%, 01/01/35                                         18              18
   FHLMC, Pool 1B2692 (B)
      4.467%, 12/01/34                                         50              50
   FHLMC, Pool 1Q0081 (B)
      5.053%, 03/01/36                                        289             291
   FHLMC, Pool C20300
      6.500%, 01/01/29                                         14              15
   FHLMC, Pool E01280
      5.000%, 12/01/17                                         47              47
   FHLMC, Pool G08003
      6.000%, 07/01/34                                        147             149
   FHLMC, Pool G11431
      6.000%, 02/01/18                                         31              31
   FHLMC, Pool G11911
      5.000%, 02/01/21                                        348             347
   FHLMC, Pool G12609
      5.500%, 04/01/22                                        699             704
   FHLMC, Pool G18124
      6.000%, 06/01/21                                        120             122
   FHLMC, Ser 2544, Cl QB
      5.000%, 09/15/15                                         50              50
   FHLMC, Ser 2730, Cl PD
      5.000%, 05/15/21                                        150             150
   FHLMC, Ser 2804, Cl VC
      5.000%, 07/15/21                                        165             163
   FHLMC, Ser 3122, Cl VA
      6.000%, 01/15/17                                        123             127
   FHLMC, Ser 3132, Cl MA
      5.500%, 12/15/23                                        116             118
   FNMA REMIC, Ser 2003, Cl 18
      5.000%, 03/25/16                                         58              59

DESCRIPTION                                         FACE AMOUNT (000)   VALUE (000)
-----------                                         -----------------   -----------
   FNMA REMIC, Ser 2003, Cl 31
      4.500%, 12/25/28                                   $     62         $    62
   FNMA REMIC, Ser 2006-B2,
      Cl AB
      5.500%, 05/25/14                                        169             172
   FNMA
      5.000%, 10/15/11                                        575             601
      4.125%, 05/15/10                                        400             406
   FNMA, Pool 844809
      5.000%, 11/01/35                                        161             158
   FNMA, Pool 252570
      6.500%, 07/01/29                                         28              29
   FNMA, Pool 253183
      7.500%, 04/01/30                                          2               2
   FNMA, Pool 253398
      8.000%, 08/01/30                                          8               9
   FNMA, Pool 254510
      5.000%, 11/01/17                                         61              61
   FNMA, Pool 254545
      5.000%, 12/01/17                                        118             119
   FNMA, Pool 254685
      5.000%, 04/01/18                                         90              90
   FNMA, Pool 254949
      5.000%, 11/01/33                                         81              79
   FNMA, Pool 254953
      5.000%, 11/01/18                                         48              49
   FNMA, Pool 255814
      5.500%, 08/01/35                                        215             215
   FNMA, Pool 303168
      9.500%, 02/01/25                                          6               7
   FNMA, Pool 735060
      6.000%, 11/01/34                                        101             103
   FNMA, Pool 735228
      5.500%, 02/01/35                                         90              89
   FNMA, Pool 827223 (B)
      4.756%, 11/25/08                                        167             167
   FNMA, Pool 835744
      5.000%, 09/01/35                                        526             513
   FNMA, Pool 890042
      5.500%, 07/01/22                                        457             462
   FNMA, Ser 1992, Cl 136
      6.000%, 08/25/22                                         33              34
   FNMA, Ser 2003, Cl 16
      5.000%, 10/25/15                                         98              99
   FNMA, Ser 2004-W6, Cl 1A6
      5.500%, 07/25/34                                         76              72
   GNMA, Pool 479168
      8.000%, 02/15/30                                          8               9
   GNMA, Pool 780315
      9.500%, 12/15/17                                         13              15
   GNMA, Ser 2004, Cl 78
      4.658%, 04/16/29                                        150             148

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                         AHA INVESTMENT FUNDS | PAGE 19
schedule of investments

SEPTEMBER 30, 2008

AHA FULL MATURITY FIXED INCOME FUND (CONTINUED)

DESCRIPTION                                         FACE AMOUNT (000)   VALUE (000)
-----------                                         -----------------   -----------
   GNMA, Ser 2006, Cl 15A
      3.727%, 03/16/27                                   $    125         $   123
                                                                          -------
         TOTAL U.S. GOVERNMENT MORTGAGE-BACKED
            OBLIGATIONS
            (Cost $ 7,345)                                                  7,384
                                                                          =======
MORTGAGE-BACKED SECURITIES [11.2%]
   Banc of America Alternative Loan Trust,
      Ser 2004-2, Cl 5A1
      5.500%, 03/25/19                                        110             108
   Banc of America Alternative Loan Trust,
      Ser 2005-4, Cl CB11
      5.500%, 05/25/35                                        103              99
   Banc of America Alternative Loan Trust,
      Ser 2005-6, Cl 7A1
      5.500%, 07/25/20                                         91              82
   Banc of America Alternative Loan Trust,
      Ser 2005-9, Cl 1CB3
      5.500%, 10/25/35                                        107             101
   Banc of America Alternative Loan Trust,
      Ser 2006-2, Cl 6A1
      5.500%, 03/25/21                                        123             112
   Bear Stearns Commercial Mortgage
      Security, Ser 2007-PW16,
      Cl AM (B)
      5.902%, 06/11/40                                        300             233
   Capital One Multi-Asset Execution
      Trust, Ser 2006-A9, Cl A9 (B)
      2.503%, 05/15/13                                        500             487
   Chase Mortgage Finance, Ser 2003-S13,
      Cl A11
      5.500%, 11/25/33                                         94              93
   Citigroup
      5.205%, 12/11/49                                        150             139
   Citigroup Mortgage Loan Trust,
      Ser 2005-9, Cl 2A2
      5.500%, 11/25/35                                         97              95
   Commercial Mortgage, Ser 2006-C8,
      Cl A2B
      5.248%, 12/10/46                                        185             176
   Countrywide Asset-Backed Certificates,
      Ser 2006-11, Cl 1AF3 (B)
      6.050%, 12/25/31                                        200             144
   Countrywide Asset-Backed Certificates,
      Ser 2006-13, Cl 1AF2
      5.884%, 01/25/37                                        200             191
   Countrywide Asset-Backed Certificates,
      Ser 2007-S1, Cl A6 (B)
      5.693%, 12/25/36                                        193              80
   Deutsche Bank Alternate Loan Trust,
      Ser 2006-AR5, Cl 21A
      6.000%, 10/15/21                                        158             132

DESCRIPTION                                         FACE AMOUNT (000)   VALUE (000)
-----------                                         -----------------   -----------
   Discover Card Master Trust I,
      Ser 2003-4, Cl A1 (B)
      2.598%, 05/15/11                                   $    400         $   399
   First Horizon Alternative Mortgage
      Securities, Ser 2006-FA8, Cl 2A1
      5.750%, 02/25/37                                        138             117
   GE Capital Commercial Mortgage,
      Ser 2002-3A, Cl A2
      4.996%, 12/10/37                                        150             142
   GE Capital Commercial Mortgage,
      Ser 2004-C3, Cl A4 (B)
      5.189%, 12/10/37                                        200             186
   GMAC Commercial Mortgage
      Securities, Ser 2003-C1, Cl A2
      4.079%, 05/10/36                                        225             206
   GMAC Mortgage Corporation Loan
      Trust, Ser 2004-J4, Cl A2
      5.500%, 08/25/14                                         98              97
   JP Morgan Alternative Loan Trust,
      Ser 2006-S3, Cl A3A
      6.000%, 08/25/36                                        200             164
   JP Morgan Chase, Ser 2006-CB17,
      Cl ASB
      5.415%, 12/12/43                                        200             182
   JP Morgan Mortgage Trust,
      Ser 2006-A7, Cl 2A2 (B)
      5.802%, 01/25/37                                        153             138
   JP Morgan Mortgage Trust,
      Ser 2006-A7, Cl 2A4R (B)
      5.429%, 01/25/37                                        200             140
   JP Morgan Mortgage Trust,
      Ser 2007-A2, Cl 2A3 (B)
      5.698%, 04/25/37                                        200             149
   RAAC, Ser 2004-SP1, Cl AI4 (B)
      5.285%, 08/25/27                                        136             127
   Residential Accredit Loans,
      Ser 2004-QS5, Cl A5
      4.750%, 04/25/34                                         42              37
   Salomon Brothers Mortgage Securities
      VII, Cl A2
      7.455%, 07/18/33                                        168             170
   Wachovia Bank Commercial Mortgage,
      Ser 2003-C3, Cl A2
      4.867%, 02/15/35                                        150             140
   WaMu Mortgage Pass Through
      Certificates, Ser 2004-CB2, Cl 5A
      5.000%, 07/25/19                                        175             168
                                                                          -------
         TOTAL MORTGAGE-BACKED SECURITIES
            (Cost $5,434)                                                   4,834
                                                                          =======

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                         AHA INVESTMENT FUNDS | PAGE 20
schedule of investments

SEPTEMBER 30, 2008

AHA FULL MATURITY FIXED INCOME FUND (CONCLUDED)

DESCRIPTION                                         FACE AMOUNT (000)   VALUE (000)
-----------                                         -----------------   -----------
ASSET-BACKED SECURITIES [3.0%]
   Bayview Financial Acquisition Trust,
      Ser 2007-A, Cl 1A2
      6.205%, 04/28/37                                   $    200         $   164
   CitiFinancial Mortgage Securities,
      Ser 2004-1, Cl AF2 (C)
      2.645%, 04/25/34                                         39              38
   Cityscape Home Equity Loan Trust,
      Ser 1997-C, Cl A4 (C)
      7.000%, 07/25/28                                         11              11
   Contimortgage Home Equity Loan Trust,
      Ser 1997-2, Cl A9
      7.090%, 04/15/28                                          3               2
   GMAC Mortgage Corporation Loan
      Trust, Ser 2004-GH1, Cl A6 (B)
      4.810%, 07/25/35                                        142             130
   Green Tree Financial, Ser 1997-7, Cl A6
      6.760%, 07/15/29                                        103              99
   GSAA Home Equity Trust, Ser 2005-1,
      Cl AF2 (B)
      4.316%, 11/25/34                                        103              94
   John Deere Owner Trust, Ser 2007-A,
      Cl A3
      5.040%, 07/15/11                                        323             324
   Renaissance Home Equity, Ser 2007-1,
      Cl AF2
      5.512%, 04/25/37                                        200             188
   Residential Accredit Loans,
      Ser 2004-QS6, Cl A1
      5.000%, 05/25/19                                         71              67
   Residential Asset Mortgage Products,
      Ser 2002-RS3, Cl AI5 (B)
      5.572%, 06/25/32                                         65              56
   Residential Asset Securities,
      Ser 2003-KS5, Cl AI6 (B)
      3.620%, 07/25/33                                        157             122
                                                                          -------
         TOTAL ASSET-BACKED SECURITIES
            (Cost $1,417)                                                   1,295
                                                                          =======
FOREIGN GOVERNMENT BOND [0.2%]
   National Bank of Hungary
      8.875%, 11/01/13                                         75              88
                                                                          -------
         TOTAL FOREIGN GOVERNMENT BOND
            (Cost $79)                                                         88
                                                                          =======

                                                     FACE AMOUNT
DESCRIPTION                                          (000)/SHARES       VALUE (000)
-----------                                         -------------       -----------
MUNICIPAL BOND [0.0%]
   LOUISIANA [0.0%]
   Louisiana State, Tobacco
      Settlement Financing Authority,
      Ser 2001A, RB
      6.360%, 05/15/25                                   $     19         $    19
                                                                          -------
         TOTAL MUNICIPAL BOND
            (Cost $19)                                                         19
                                                                          =======
CASH EQUIVALENT [1.4%]
   AIM STIT-Treasury Portfolio,
      0.800%*                                             602,373             602
                                                                          -------
         TOTAL CASH EQUIVALENT
            (Cost $602)                                                       602
                                                                          =======

         TOTAL INVESTMENTS [99.1%]
            (Cost $43,857)                                                $42,869
                                                                          =======

PERCENTAGES ARE BASED ON NET ASSETS OF $43,266,083.

*    THE RATE REPORTED IS THE 7-DAY EFFECTIVE YIELD AS OF SEPTEMBER 30, 2008.

(A) SECURITY EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION NORMALLY TO QUALIFIED INSTITUTIONS. ON SEPTEMBER 30, 2008, THE VALUE OF THESE SECURITIES AMOUNTED TO $199(000), REPRESENTING 0.5% OF THE NET ASSETS OF THE FUND.

(B) FLOATING RATE SECURITY -- THE RATE REFLECTED ON THE SCHEDULE OF INVESTMENTS IS THE RATE IN EFFECT ON SEPTEMBER 30, 2008.

(C) STEP BOND -- THE RATE REFLECTED ON THE SCHEDULE OF INVESTMENTS IS THE RATE IN EFFECT ON SEPTEMBER 30, 2008.

CL -- CLASS
FFCB -- FEDERAL FARM CREDIT BANK
FHLMC -- FEDERAL HOME LOAN MORTGAGE CORPORATION
FNMA -- FEDERAL NATIONAL MORTGAGE ASSOCIATION
GNMA -- GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
MTN -- MEDIUM TERM NOTE
NA -- NATIONAL ASSOCIATION
RB -- REVENUE BOND
REMIC -- REAL ESTATE MORTGAGE INVESTMENT CONDUIT
SER -- SERIES

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                         AHA INVESTMENT FUNDS | PAGE 21
schedule of investments

SEPTEMBER 30, 2008

AHA BALANCED FUND

SECTOR WEIGHTINGS (UNAUDITED)*:

                                  (BAR CHART)

U.S. Treasury Obligations                     14.6%
Mortgage-Backed Securities                    11.0%
Financials - Common Stock                      8.5%
U.S. Government Agency Obligation              8.5%
Information Technology - Common Stock          8.3%
Energy - Common Stock                          7.4%
Health Care - Common Stock                     6.7%
Industrials - Common Stock                     6.4%
Consumer Staples - Common Stock                5.2%
U.S. Government Mortgage-Backed Obligations    5.1%
Consumer Discretionary - Common Stock          4.4%
Cash Equivalent                                3.2%
Corporate Bonds                                2.3%
Utilities - Common Stock                       2.1%
Asset-Backed Securities                        2.0%
Telecommunication Services - Common Stock      1.9%
Materials - Common Stock                       1.9%
Foreign Government Bond                        0.5%

*    Percentages based on total investments.

DESCRIPTION                                                SHARES    VALUE (000)
-----------                                               --------   -----------
COMMON STOCK [52.6%]
   ADVERTISING [0.1%]
   CBS, Cl B                                                   928     $    14
                                                                       =======
   AEROSPACE & DEFENSE [1.3%]
   Boeing                                                    1,115          64
   General Dynamics                                            205          15
   Honeywell International                                     634          26
   Lockheed Martin                                             166          18
   Northrop Grumman                                            505          31
   Raytheon                                                    278          15
   United Technologies                                         242          15
                                                                       -------
   TOTAL AEROSPACE & DEFENSE                                               184
                                                                       =======
   AIRLINES [0.3%]
   Southwest Airlines                                        2,411          35
                                                                       =======
   APPAREL/TEXTILES [0.3%]
   Jones Apparel Group                                         940          17
   Nike, Cl B                                                  210          14
   Polo Ralph Lauren, Cl A                                     118           8
                                                                       -------
   TOTAL APPAREL/TEXTILES                                                   39
                                                                       =======

DESCRIPTION                                                SHARES    VALUE (000)
-----------                                               --------   -----------
   AUTO COMPONENTS [0.1%]
   Johnson Controls                                            397     $    12
                                                                       =======
   AUTOMOTIVE [0.1%]
   Ford Motor*                                                  72          --
   Paccar                                                      364          14
                                                                       -------
   TOTAL AUTOMOTIVE                                                         14
                                                                       =======
   BANKS [2.7%]
   Bank of America                                           3,953         139
   Bank of New York Mellon                                   2,250          73
   Comerica                                                    213           7
   M&T Bank                                                    165          15
   PNC Financial Services Group                                378          28
   SunTrust Banks                                              375          17
   Wells Fargo                                               2,700         101
                                                                       -------
   TOTAL BANKS                                                             380
                                                                       =======
   BEAUTY PRODUCTS [1.0%]
   Procter & Gamble                                          2,067         144
                                                                       =======
   BIOMEDICAL RESEARCH & PRODUCTS [0.1%]
   Celgene*                                                    302          19
                                                                       =======
   BIOTECHNOLOGY [0.6%]
   Amgen*                                                      782          46
   Biogen Idec*                                                194          10
   Gilead Sciences*                                            663          30
   Millipore*                                                   29           2
                                                                       -------
   TOTAL BIOTECHNOLOGY                                                      88
                                                                       =======
   BROADCASTING & CABLE [1.0%]
   Cisco Systems*                                            4,571         103
   Motorola                                                    263           2
   Qualcomm                                                    730          31
                                                                       -------
   TOTAL BROADCASTING & CABLE                                              136
                                                                       =======
   BUILDING & CONSTRUCTION [0.1%]
   DR Horton                                                   666           9
                                                                       =======
   BUSINESS SERVICES [0.4%]
   Affiliated Computer Services, Cl A*                         210          11
   Computer Sciences*                                          599          24
   Convergys*                                                  145           2

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                         AHA INVESTMENT FUNDS | PAGE 22
schedule of investments

SEPTEMBER 30, 2008

AHA BALANCED FUND (CONTINUED)

DESCRIPTION                                                SHARES    VALUE (000)
-----------                                               --------   -----------
   eBay*                                                       604     $    13
   Mastercard, Cl A                                             39           7
   Xerox                                                         8          --
                                                                       -------
   TOTAL BUSINESS SERVICES                                                  57
                                                                       =======
   CHEMICALS [1.6%]
   Air Products & Chemicals                                    897          61
   CF Industries Holdings                                      240          22
   Dow Chemical                                                833          27
   Eastman Chemical                                            565          31
   EI du Pont de Nemours                                       893          36
   International Flavors & Fragrances                          297          12
   Monsanto                                                    356          35
                                                                       -------
   TOTAL CHEMICALS                                                         224
                                                                       =======
   COMMERCIAL BANKS [0.3%]
   BB&T                                                      1,089          41
                                                                       =======
   COMMUNICATION & MEDIA [1.3%]
   Comcast, Cl A                                             2,209          43
   DIRECTV Group*                                              299           8
   Meredith                                                    391          11
   News, Cl A                                                2,470          30
   Time Warner                                               5,970          78
   Viacom, Cl B*                                               226           6
                                                                       -------
   TOTAL COMMUNICATION & MEDIA                                             176
                                                                       =======
   COMPUTER & ELECTRONICS RETAIL [0.1%]
   GameStop, Cl A*                                             354          12
                                                                       =======
   COMPUTER SOFTWARE [1.6%]
   Adobe Systems*                                              495          20
   CA                                                          584          12
   Compuware*                                                  490           5
   Microsoft                                                 5,298         141
   Oracle*                                                   1,992          40
                                                                       -------
   TOTAL COMPUTER SOFTWARE                                                 218
                                                                       =======
   COMPUTER SYSTEM DESIGN & SERVICES [2.6%]
   Apple*                                                      681          77
   Dell*                                                     1,709          28
   Hewlett-Packard                                           2,422         112
   IBM                                                       1,100         129

DESCRIPTION                                                SHARES    VALUE (000)
-----------                                               --------   -----------
   Lexmark International, Cl A*                                378     $    12
   Sun Microsystems*                                           473           4
                                                                       -------
   TOTAL COMPUTER SYSTEM DESIGN & SERVICES                                 362
                                                                       =======
   COMPUTERS & PERIPHERALS [0.1%]
   EMC*                                                      1,270          15
                                                                       =======
   CONSTRUCTION & ENGINEERING [0.2%]
   Jacobs Engineering Group*                                   481          26
                                                                       =======
   CONSUMER PRODUCTS & SERVICES [0.4%]
   Colgate-Palmolive                                             6           1
   Kimberly-Clark                                              758          49
                                                                       -------
   TOTAL CONSUMER PRODUCTS & SERVICES                                       50
                                                                       =======
   DIVERSIFIED CONSUMER SERVICES [0.2%]
   H&R Block                                                 1,036          24
                                                                       =======
   DIVERSIFIED MANUFACTURING [1.8%]
   3M                                                          581          40
   General Electric                                          8,278         211
   Parker Hannifin                                               7          --
                                                                       -------
   TOTAL DIVERSIFIED MANUFACTURING                                         251
                                                                       =======
   DIVERSIFIED METALS & MINING [0.1%]
   Freeport-McMoRan Copper & Gold, Cl B                        219          12
   United States Steel                                           7           1
                                                                       -------
   TOTAL DIVERSIFIED METALS & MINING                                        13
                                                                       =======
   DRUGS [3.8%]
   Abbott Laboratories                                         912          53
   AmerisourceBergen, Cl A                                     294          11
   Bristol-Myers Squibb                                        369           8
   Forest Laboratories*                                      1,121          32
   Johnson & Johnson                                         2,120         147
   King Pharmaceuticals*                                       456           4
   Merck                                                     2,725          86
   Pfizer                                                    6,399         118
   Watson Pharmaceuticals*                                     433          12
   Wyeth                                                     1,389          51
                                                                       -------
   TOTAL DRUGS                                                             522
                                                                       =======

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                         AHA INVESTMENT FUNDS | PAGE 23
schedule of investments

SEPTEMBER 30, 2008

AHA BALANCED FUND (CONTINUED)

DESCRIPTION                                                SHARES    VALUE (000)
-----------                                               --------   -----------
   ELECTRICAL COMPONENTS & EQUIPMENT [0.1%]
   Tyco Electronics                                            464     $    13
                                                                       =======
   ELECTRICAL EQUIPMENT [0.2%]
   Emerson Electric                                            601          25
                                                                       =======
   ELECTRICAL SERVICES [1.1%]
   American Electric Power                                     622          23
   Duke Energy                                               1,617          28
   Exelon                                                      208          13
   FPL Group                                                   711          36
   Pinnacle West Capital                                       680          24
   Public Service Enterprise Group                             402          13
   Southern                                                    458          17
   Xcel Energy                                                  63           1
                                                                       -------
   TOTAL ELECTRICAL SERVICES                                               155
                                                                       =======
   ELECTRONIC EQUIPMENT & INSTRUMENTS [0.0%]
   Agilent Technologies*                                       137           4
   Jabil Circuit                                               149           1
                                                                       -------
   TOTAL ELECTRONIC EQUIPMENT & INSTRUMENTS                                  5
                                                                       =======
   ENERGY [0.7%]
   Edison International                                      1,343          54
   Entergy                                                     239          21
   PG&E                                                        462          17
                                                                       -------
   TOTAL ENERGY                                                             92
                                                                       =======
   ENGINEERING SERVICES [0.3%]
   Fluor                                                       869          48
                                                                       =======
   ENTERTAINMENT [0.0%]
   Carnival                                                      5          --
   International Game Technology                                77           1
                                                                       -------
   TOTAL ENTERTAINMENT                                                       1
                                                                       =======
   FINANCIAL SERVICES [1.5%]
   American Express                                          1,839          65
   Capital One Financial                                       614          31
   Charles Schwab                                            1,058          28
   CME Group, Cl A                                               1          --
   Discover Financial Services                                 883          12
   Hudson City Bancorp                                       1,027          19
   NYSE Euronext                                               500          20

DESCRIPTION                                                SHARES    VALUE (000)
-----------                                               --------   -----------
   Sovereign Bancorp                                           625     $     3
   Western Union                                             1,306          32
                                                                       -------
   TOTAL FINANCIAL SERVICES                                                210
                                                                       =======
   FOOD, BEVERAGE & TOBACCO [2.2%]
   Anheuser-Busch                                              187          12
   Coca-Cola                                                 1,253          66
   General Mills                                               897          62
   Kellogg Company                                             693          39
   Pepsi Bottling Group                                      1,585          46
   PepsiCo                                                     777          55
   Safeway                                                   1,164          28
                                                                       -------
   TOTAL FOOD, BEVERAGE & TOBACCO                                          308
                                                                       =======
   GAS/NATURAL GAS [0.0%]
   El Paso                                                      31          --
                                                                       =======
   HEALTHCARE PRODUCTS & SERVICES [0.3%]
   Applied Biosystems                                          105           4
   Express Scripts, Cl A*                                      286          21
   McKesson                                                      4          --
   Thermo Fisher Scientific*                                   223          12
   UnitedHealth Group                                          303           8
                                                                       -------
   TOTAL HEALTHCARE PRODUCTS & SERVICES                                     45
                                                                       =======
   HOUSEHOLD FURNITURE & FIXTURES [0.0%]
   Stanley Works                                               132           6
   Whirlpool                                                     5          --
                                                                       -------
   TOTAL HOUSEHOLD FURNITURE & FIXTURES                                      6
                                                                       =======
   INDEPENDENT POWER PRODUCERS & ENERGY TRADER [0.2%]
   AES*                                                      2,378          28
                                                                       =======
   INSURANCE [1.9%]
   Aetna                                                        45           2
   Allstate                                                    445          20
   AON                                                         212           9
   Assurant                                                    138           8
   Chubb                                                       296          16
   Cincinnati Financial                                        928          26
   Hartford Financial Services Group                           240          10
   MetLife                                                   1,201          67
   Principal Financial Group                                   244          11

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                         AHA INVESTMENT FUNDS | PAGE 24
schedule of investments

SEPTEMBER 30, 2008

AHA BALANCED FUND (CONTINUED)

DESCRIPTION                                                SHARES    VALUE (000)
-----------                                               --------   -----------
   Prudential Financial                                        322     $    23
   Tenet Healthcare*                                         8,064          45
   Travelers                                                   682          31
                                                                       -------
   TOTAL INSURANCE                                                         268
                                                                       =======
   INVESTMENT BANKER/BROKER DEALER [1.9%]
   Ameriprise Financial                                        625          24
   Federated Investors, Cl B                                   300           9
   Franklin Resources                                          512          45
   Janus Capital Group                                         379           9
   JPMorgan Chase                                            2,304         108
   Northern Trust                                              750          54
   T. Rowe Price Group                                         253          13
                                                                       -------
   TOTAL INVESTMENT BANKER/BROKER DEALER                                   262
                                                                       =======
   MACHINERY [0.7%]
   Caterpillar                                                 992          59
   Cummins                                                     551          24
   Deere                                                       180           9
   Illinois Tool Works                                           7          --
                                                                       -------
   TOTAL MACHINERY                                                          92
                                                                       =======
   MEDICAL PRODUCTS & SERVICES [1.4%]
   Baxter International                                        149          10
   Becton Dickinson                                            360          29
   Boston Scientific*                                        1,647          20
   Eli Lilly                                                   960          42
   Genzyme-General Division*                                   191          16
   Hospira*                                                    172           7
   Intuitive Surgical*                                         141          34
   St. Jude Medical*                                            64           3
   WellPoint*                                                  714          33
   Zimmer Holdings*                                             35           2
                                                                       -------
   TOTAL MEDICAL PRODUCTS & SERVICES                                       196
                                                                       =======
   MEDICAL PRODUCTS MANUFACTURING [0.0%]
   Covidien                                                    112           6
                                                                       =======
   MULTI-MEDIA [0.4%]
   Walt Disney                                               1,852          57
                                                                       =======
   OFFICE FURNITURE & FIXTURES [0.0%]
   Autodesk*                                                   162           5
                                                                       =======

DESCRIPTION                                                SHARES    VALUE (000)
-----------                                               --------   -----------
   PAPER & RELATED PRODUCTS [0.2%]
   International Paper                                         954     $    25
   MeadWestvaco                                                198           5
                                                                       -------
   TOTAL PAPER & RELATED PRODUCTS                                           30
                                                                       =======
   PETROLEUM & FUEL PRODUCTS [7.3%]
   Anadarko Petroleum                                          246          12
   Apache                                                      441          46
   Baker Hughes                                                199          12
   BJ Services                                                  34           1
   Cabot Oil & Gas                                             102           4
   Chesapeake Energy                                           472          17
   ChevronTexaco                                             1,539         127
   ConocoPhillips                                            1,795         131
   Consol Energy                                               160           7
   Devon Energy                                                393          36
   ENSCO International                                          15           1
   EOG Resources                                               218          19
   Exxon Mobil                                               3,925         305
   Halliburton                                                 500          16
   Hess                                                        689          57
   Massey Energy                                               492          18
   Murphy Oil                                                   31           2
   Nabors Industries*                                          488          12
   National Oilwell Varco*                                     226          11
   Noble                                                       104           5
   Noble Energy                                                164           9
   Occidental Petroleum                                        534          38
   Peabody Energy                                              117           5
   Schlumberger                                                494          39
   Southwestern Energy*                                      1,124          34
   Transocean                                                  226          25
   Weatherford International*                                   84           2
   Williams                                                  1,080          25
                                                                       -------
   TOTAL PETROLEUM & FUEL PRODUCTS                                       1,016
                                                                       =======
   PRINTING & PUBLISHING [0.3%]
   Pitney Bowes                                                573          19
   RR Donnelley & Sons                                         928          23
                                                                       -------
   TOTAL PRINTING & PUBLISHING                                              42
                                                                       =======
   RAILROADS [0.2%]
   Burlington Northern Santa Fe                                 61           6
   CSX                                                         320          17
                                                                       -------
   TOTAL RAILROADS                                                          23
                                                                       =======

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                         AHA INVESTMENT FUNDS | PAGE 25
schedule of investments

SEPTEMBER 30, 2008

AHA BALANCED FUND (CONTINUED)

DESCRIPTION                                                SHARES    VALUE (000)
-----------                                               --------   -----------
   REAL ESTATE INVESTMENT TRUST [0.7%]
   Apartment Investment & Management, Cl A                     702     $    25
   Equity Residential                                           96           4
   Host Hotels & Resorts                                         7          --
   Public Storage                                              663          66
                                                                       -------
   TOTAL REAL ESTATE INVESTMENT TRUST                                       95
                                                                       =======
   RETAIL [3.3%]
   Abercrombie & Fitch, Cl A                                    11          --
   Best Buy                                                    449          17
   Big Lots*                                                   871          24
   Costco Wholesale                                            236          15
   CVS                                                         333          11
   Family Dollar Stores                                         31           1
   Gap                                                       2,086          37
   Home Depot                                                1,608          42
   Kohl's*                                                     275          13
   Kroger                                                    1,299          36
   Limited Brands                                              267           5
   Lowe's                                                    1,193          28
   Macy's                                                      135           2
   McDonald's                                                  697          43
   RadioShack                                                   85           2
   Supervalu                                                 1,722          37
   SYSCO                                                        11          --
   Target                                                      199          10
   Tiffany                                                     230           8
   TJX                                                         330          10
   Walgreen                                                     55           2
   Wal-Mart Stores                                           1,840         110
                                                                       -------
   TOTAL RETAIL                                                            453
                                                                       =======
   SCHOOLS [0.0%]
   Apollo Group, Cl A*                                          95           6
                                                                       =======
   SEMI-CONDUCTORS [1.3%]
   Altera                                                       76           2
   Analog Devices                                              382          10
   Intel                                                     5,353         100
   MEMC Electronic Materials*                                  216           6
   Microchip Technology                                        271           8
   Novellus Systems*                                           388           8
   Texas Instruments                                         1,738          37
   Xilinx                                                      358           8
                                                                       -------
   TOTAL SEMI-CONDUCTORS                                                   179
                                                                       =======

DESCRIPTION                                                SHARES    VALUE (000)
-----------                                               --------   -----------
   TELEPHONES & TELECOMMUNICATIONS [2.0%]
   AT&T                                                      3,035     $    85
   Corning                                                     847          13
   Embarq                                                      435          18
   Qwest Communications International                       13,597          44
   Sprint Nextel                                             1,386           8
   Verizon Communications                                    3,234         104
                                                                       -------
   TOTAL TELEPHONES & TELECOMMUNICATIONS                                   272
                                                                       =======
   TRANSPORTATION SERVICES [0.4%]
   FedEx                                                       708          56
   Norfolk Southern                                             11           1
   Union Pacific                                                48           3
                                                                       -------
   TOTAL TRANSPORTATION SERVICES                                            60
                                                                       =======
   TRUCKING [0.3%]
   Ryder System                                                626          39
                                                                       =======
   UTILITIES [0.1%]
   PPL                                                         262          10
                                                                       =======
   WASTE MANAGEMENT SERVICES [0.4%]
   Waste Management                                          1,562          49
                                                                       =======
   WEB PORTALS/ISP [0.9%]
   Amazon.com*                                                 133          10
   Expedia*                                                    266           4
   Google, Cl A*                                               163          65
   Juniper Networks*                                           376           8
   Symantec*                                                 1,040          20
   VeriSign*                                                   217           6
   Yahoo!*                                                     512           9
                                                                       -------
   TOTAL WEB PORTALS/ISP                                                   122
                                                                       =======
   WHOLESALE [0.1%]
   Tyson Foods, Cl A                                           818          10
                                                                       =======
      TOTAL COMMON STOCK
         (Cost $8,110)                                                   7,293
                                                                       =======

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                         AHA INVESTMENT FUNDS | PAGE 26
schedule of investments

SEPTEMBER 30, 2008

AHA BALANCED FUND (CONTINUED)

                                                            FACE
                                                           AMOUNT
DESCRIPTION                                                 (000)    VALUE (000)
-----------                                               --------   -----------
U.S. TREASURY OBLIGATIONS [14.5%]
   U.S. Treasury Bonds
      9.125%, 05/15/18                                    $    100     $   141
      6.250%, 08/15/23                                         975       1,171
   U.S. Treasury Note
      3.125%, 08/31/13                                         700         705
                                                                       -------
         TOTAL U.S. TREASURY OBLIGATIONS
            (Cost $1,979)                                                2,017
                                                                       =======
MORTGAGE-BACKED SECURITIES [11.0%]
   Banc of America Alternative Loan Trust,
      Ser 2005-6, Cl 7A1
      5.500%, 07/25/20                                          30          27
   Capital One Multi-Asset Execution Trust,
      Ser 2006-A9, Cl A9 (A)
      2.503%, 05/15/13                                         100          97
   Chase Mortgage Finance, Ser 2003-S14, Cl 3A6
      5.500%, 01/25/34                                          41          41
   Citicorp Mortgage Securities,
      Ser 2003-11, Cl 2A8
      5.500%, 12/25/33                                          49          48
   Citicorp Mortgage Securities,
      Ser 2004-4, Cl A5
      5.500%, 06/25/34                                         132         128
   Citigroup Mortgage Loan Trust,
      Ser 2005-9, Cl 2A2
      5.500%, 11/25/35                                          48          47
   Countrywide Alternative Loan Trust,
      Ser 2005-50CB, Cl 4A1
      5.000%, 11/25/20                                          29          27
   Countrywide Alternative Loan Trust,
      Ser 2005-85CB, Cl 3A1
      5.250%, 02/25/21                                          62          60
   Countrywide Alternative Loan Trust,
      Ser 2006-7CB, Cl 3A1
      5.250%, 05/25/21                                          48          45
   Credit-Based Asset Servicing and Securitization,
      Ser 2005-CB8, Cl AF2 (B)
      5.300%, 12/25/35                                          49          46
   Deutsche Bank Alternate Loan Trust,
      Ser 2006-AR5, Cl 21A
      6.000%, 10/15/21                                          79          66
   Discover Card Master Trust I,
      Ser 2003-3, Cl A (A)
      2.690%, 05/15/14                                         150         146

                                                            FACE
                                                           AMOUNT
DESCRIPTION                                                 (000)    VALUE (000)
-----------                                               --------   -----------
   First Horizon CMO,
      Ser 2006-FA6, Cl 3A1
      5.750%, 11/25/21                                      $   63     $    59
   First Union National Bank CMO,
      Ser 2001-C4, Cl A2
      6.223%, 12/12/33                                          50          50
   GE Capital Commercial Mortgage,
      Ser 2002-3A, Cl A2
      4.996%, 12/10/37                                         100          95
   GE Capital Commercial Mortgage,
      Ser 2004-C3, Cl A4 (A)
      5.189%, 07/10/39                                          75          70
   GMAC Commercial Mortgage Securities,
      Ser 2003-C1, Cl A2
      4.079%, 05/10/36                                         100          91
   GMAC Mortgage Corporation Loan Trust,
      Ser 2004-HE5, Cl A6 (A)
      4.388%, 07/25/35                                          69          36
   GMAC Mortgage Corporation Loan Trust,
      Ser 2004-J4, Cl A2
      5.500%, 08/25/14                                          49          48
   JP Morgan Mortgage Trust,
      Ser 2006-A7, Cl 2A4R (A)
      5.429%, 01/25/37                                         100          70
   JP Morgan Mortgage Trust,
      Ser 2007-A2, Cl 2A3 (A)
      5.698%, 04/25/37                                         100          75
   RAAC, Ser 2004-SP1, Cl AI4 (A)
      5.285%, 08/25/27                                          68          63
   Residential Accredit Loans,
      Ser 2004-QS5, Cl A5
      4.750%, 04/25/34                                          21          19
   Residential Funding Mortgage Securities I,
      Ser 2003-S11, Cl A2
      4.000%, 06/25/18                                          75          71
                                                                       -------
         TOTAL MORTGAGE-BACKED SECURITIES
            (Cost $1,685)                                                1,525
                                                                       =======
U.S. GOVERNMENT AGENCY OBLIGATION [8.5%]
   FNMA
      6.000%, 05/15/11                                       1,100       1,174
                                                                       -------
         TOTAL U.S. GOVERNMENT AGENCY OBLIGATION
            (Cost $1,172)                                                1,174
                                                                       =======

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                         AHA INVESTMENT FUNDS | PAGE 27
schedule of investments

SEPTEMBER 30, 2008

AHA BALANCED FUND (CONCLUDED)

                                                            FACE
                                                           AMOUNT
DESCRIPTION                                                 (000)    VALUE (000)
-----------                                               --------   -----------
U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATION [5.1%]
   FHLMC
      4.875%, 02/17/09                                    $    700     $   704
                                                                       =======
         TOTAL U.S. GOVERNMENT MORTGAGE-BACKED
            OBLIGATION
            (Cost $705)                                                    704
                                                                       =======
CORPORATE BONDS [2.3%]
   BANKS [0.6%]
   AmSouth Bancorporation
      6.750%, 11/01/25                                          50          38
   Dresdner Bank - New York
      7.250%, 09/15/15                                          50          49
                                                                       -------
   TOTAL BANKS                                                              87
                                                                       =======
   CONTAINERS & PACKAGING [0.4%]
   Pactiv
      7.950%, 12/15/25                                          50          51
                                                                       =======
   DATA PROCESSING [0.2%]
   Fiserv
      6.125%, 11/20/12                                          25          24
                                                                       =======
   INSURANCE [0.3%]
   Protective Life
      4.300%, 06/01/13                                          50          48
                                                                       =======
   PAPER & PAPER PRODUCTS [0.4%]
   Westvaco
      9.750%, 06/15/20                                          50          57
                                                                       =======
   PETROLEUM & FUEL PRODUCTS [0.2%]
   Pemex Project Funding Master Trust
      9.125%, 10/13/10                                          25          27
                                                                       =======
   TELEPHONES & TELECOMMUNICATIONS [0.2%]
   New Cingular Wireless Services
      8.750%, 03/01/31                                          25          28
                                                                       =======
         TOTAL CORPORATE BONDS
            (Cost $351)                                                    322
                                                                       =======

                                                            FACE
                                                           AMOUNT
DESCRIPTION                                             (000)/SHARES VALUE (000)
-----------                                             ------------ -----------
ASSET-BACKED SECURITIES [2.0%]
   Bayview Financial Acquisition Trust,
      Ser 2007-A, Cl 1A2
      6.205%, 04/28/37                                    $    100     $    82
   Countrywide Asset-Backed Certificates,
      Ser 2005-13, Cl AF2 (A)
      5.294%, 01/25/27                                          45          45
   GMAC Mortgage Corporation Loan Trust,
      Ser 2004-GH1, Cl A6 (A)
      4.810%, 07/25/35                                          71          65
   Residential Accredit Loans,
      Ser 2004-QS6, Cl A1
      5.000%, 05/25/19                                          24          22
   Residential Asset Mortgage Products,
      Ser 2002-RS3, Cl AI5 (A)
      5.572%, 06/25/32                                          75          65
                                                                       -------
         TOTAL ASSET-BACKED SECURITIES
            (Cost $317)                                                    279
                                                                       =======
FOREIGN GOVERNMENT BOND [0.4%]
   Hydro Quebec
      11.750%, 02/01/12                                         50          63
                                                                       -------
         TOTAL FOREIGN GOVERNMENT BOND
            (Cost $61)                                                      63
                                                                       =======
CASH EQUIVALENT [3.2%]
   AIM STIT-Treasury Portfolio,
      0.800% **                                            437,664         438
                                                                       -------
         TOTAL CASH EQUIVALENT
            (Cost $438)                                                    438
                                                                       =======

         TOTAL INVESTMENTS [99.6%]
            (Cost $14,818)                                             $13,815
                                                                       =======

PERCENTAGES ARE BASED ON NET ASSETS OF $13,872,146.

*    NON-INCOME PRODUCING SECURITY.

**   THE RATE REPORTED IS THE 7-DAY EFFECTIVE YIELD AS OF SEPTEMBER 30, 2008.

(A) FLOATING RATE SECURITY -- THE RATE REPORTED IS THE RATE IN EFFECT ON SEPTEMBER 30, 2008.

(B) STEP BOND -- THE RATE REFLECTED ON THE SCHEDULE OF INVESTMENTS IS THE RATE IN EFFECT ON SEPTEMBER 30, 2008.

CL -- CLASS
CMO -- COLLATERALIZED MORTGAGE OBLIGATION
FHLMC -- FEDERAL HOME LOAN MORTGAGE CORPORATION
FNMA -- FEDERAL NATIONAL MORTGAGE ASSOCIATION
ISP -- INTERNET SERVICE PROVIDER
SER -- SERIES

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                         AHA INVESTMENT FUNDS | PAGE 28
schedule of investments

SEPTEMBER 30, 2008

AHA DIVERSIFIED EQUITY FUND

SECTOR WEIGHTINGS (UNAUDITED)*:

                                   (BAR CHART)

Information Technology       16.9%
Financials                   14.8%
Health Care                  13.8%
Energy                       12.2%
Industrials                  10.8%
Consumer Staples             10.5%
Consumer Discretionary        8.8%
Materials                     3.5%
Cash Equivalent               3.3%
Telecommunication Services    3.0%
Utilities                     2.4%

*    Percentages based on total investments.

DESCRIPTION                                                SHARES     VALUE (000)
-----------                                              ----------   -----------
COMMON STOCK [97.5%]
   ADVERTISING [0.1%]
   CBS, Cl B                                                  5,411     $    79
                                                                        =======
   AEROSPACE & DEFENSE [0.9%]
   Boeing                                                     4,347         249
   General Dynamics                                             845          62
   Honeywell International                                    2,438         101
   Lockheed Martin                                              632          70
   Northrop Grumman                                           2,020         122
   Raytheon                                                     605          33
   United Technologies                                        1,031          62
                                                                        -------
   TOTAL AEROSPACE & DEFENSE                                                699
                                                                        =======
   AIRLINES [0.2%]
   Southwest Airlines                                         9,174         133
                                                                        =======
   APPAREL/TEXTILES [0.2%]
   Jones Apparel Group                                        3,690          68
   Nike, Cl B                                                   825          55
   Polo Ralph Lauren, Cl A                                      471          32
                                                                        -------
   TOTAL APPAREL/TEXTILES                                                   155
                                                                        =======
   AUTO COMPONENTS [0.1%]
   Johnson Controls                                           1,576          48
                                                                        =======
   AUTOMOTIVE [0.8%]
   Ford Motor*                                                  262           1
   Harley-Davidson                                            4,940         184
   Honda Motor, ADR                                          14,000         422
   Paccar                                                     1,479          57
                                                                        -------
   TOTAL AUTOMOTIVE                                                         664
                                                                        =======

DESCRIPTION                                                SHARES     VALUE (000)
-----------                                              ----------   -----------
   BANKS [3.1%]
   Bank of America                                           15,303     $   536
   Bank of New York Mellon                                   17,994         586
   Comerica                                                     797          26
   M&T Bank                                                     623          56
   PNC Financial Services Group                               1,426         107
   SunTrust Banks                                             1,463          66
   US Bancorp                                                22,110         796
   Wells Fargo                                               10,479         393
                                                                        -------
   TOTAL BANKS                                                            2,566
                                                                        =======
   BEAUTY PRODUCTS [1.0%]
   Estee Lauder, Cl A                                         2,980         149
   Procter & Gamble                                           9,179         639
                                                                        -------
   TOTAL BEAUTY PRODUCTS                                                    788
                                                                        =======
   BIOMEDICAL RESEARCH & PRODUCTS [1.0%]
   Celgene*                                                   3,467         219
   Quest Diagnostics                                         10,905         564
                                                                        -------
   TOTAL BIOMEDICAL RESEARCH & PRODUCTS                                     783
                                                                        =======
   BIOTECHNOLOGY [1.5%]
   Amgen*                                                     3,022         179
   Biogen Idec*                                                 751          38
   Genentech*                                                 2,160         191
   Gilead Sciences*                                          14,383         656
   Millipore*                                                   112           8
   Myriad Genetics*                                           1,800         117
   United Therapeutics*                                         790          83
                                                                        -------
   TOTAL BIOTECHNOLOGY                                                    1,272
                                                                        =======
   BROADCASTING & CABLE [1.8%]
   Cisco Systems*                                            31,612         713
   F5 Networks*                                               5,050         118
   Motorola                                                     679           5
   Qualcomm                                                  15,359         660
                                                                        -------
   TOTAL BROADCASTING & CABLE                                             1,496
                                                                        =======
   BUILDING & CONSTRUCTION [0.0%]
   DR Horton                                                  2,548          33
                                                                        =======
   BUSINESS SERVICES [1.2%]
   Affiliated Computer Services,
      Cl A*                                                     739          37
   Computer Sciences*                                         2,206          89
   Convergys*                                                   604           9
   eBay*                                                      3,478          78

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                         AHA INVESTMENT FUNDS | PAGE 29
schedule of investments

SEPTEMBER 30, 2008

AHA DIVERSIFIED EQUITY FUND (CONTINUED)

DESCRIPTION                                                SHARES     VALUE (000)
-----------                                              ----------   -----------
   Fiserv*                                                    6,870     $   325
   Mastercard, Cl A                                             152          27
   Visa, Cl A                                                 4,020         247
   Xerox                                                     12,100         139
                                                                        -------
   TOTAL BUSINESS SERVICES                                                  951
                                                                        =======
   CHEMICALS [1.7%]
   Air Products & Chemicals                                   3,479         238
   CF Industries Holdings                                       929          85
   Dow Chemical                                               3,138         100
   Eastman Chemical                                           2,219         122
   EI du Pont de Nemours                                      3,382         136
   International Flavors &
      Fragrances                                              1,260          50
   Monsanto                                                   5,493         544
   Rohm & Haas                                                2,300         161
                                                                        -------
   TOTAL CHEMICALS                                                        1,436
                                                                        =======
   COMMERCIAL BANKS [0.2%]
   BB&T                                                       4,242         160
                                                                        =======
   COMMUNICATION & MEDIA [2.5%]
   Cablevision Systems, Cl A                                  7,680         193
   Comcast, Cl A                                             21,973         431
   DISH Network, Cl A*                                       15,500         326
   Meredith                                                   1,577          44
   News, Cl A                                                 9,588         115
   Time Warner                                               71,983         944
   Viacom, Cl B*                                              1,144          28
                                                                        -------
   TOTAL COMMUNICATION & MEDIA                                            2,081
                                                                        =======
   COMPUTER & ELECTRONICS RETAIL [0.1%]
   GameStop, Cl A*                                            1,396          48
                                                                        =======
   COMPUTER SOFTWARE [2.1%]
   Adobe Systems*                                             8,313         328
   CA                                                         1,763          35
   Compuware*                                                 1,522          15
   Microsoft                                                 23,929         639
   Oracle*                                                   33,435         679
                                                                        -------
   TOTAL COMPUTER SOFTWARE                                                1,696
                                                                        =======
   COMPUTER SYSTEM DESIGN & SERVICES [5.0%]
   Apple*                                                     7,822         889
   Dell*                                                     34,910         575
   Hewlett-Packard                                           29,603       1,369
   IBM                                                        8,743       1,023

DESCRIPTION                                                SHARES     VALUE (000)
-----------                                              ----------   -----------
   Lexmark International, Cl A*                               1,473     $    48
   QLogic*                                                        4          --
   Seagate Technology                                        14,400         174
   Sun Microsystems*                                          1,952          15
                                                                        -------
   TOTAL COMPUTER SYSTEM DESIGN & SERVICES                                4,093
                                                                        =======
   COMPUTERS & PERIPHERALS [0.4%]
   EMC*                                                      27,769         332
                                                                        =======
   CONSTRUCTION & ENGINEERING [0.1%]
   Jacobs Engineering Group*                                  1,875         102
                                                                        =======
   CONSUMER PRODUCTS & SERVICES [1.8%]
   Clorox                                                    11,600         727
   Kimberly-Clark                                             7,579         491
   Mattel                                                    15,000         271
                                                                        -------
   TOTAL CONSUMER PRODUCTS & SERVICES                                     1,489
                                                                        =======
   DIVERSIFIED CONSUMER SERVICES [0.1%]
   H&R Block                                                  3,938          90
                                                                        =======
   DIVERSIFIED MANUFACTURING [3.8%]
   3M                                                        15,972       1,091
   General Electric                                          49,706       1,268
   Parker Hannifin                                            5,339         283
   Siemens, ADR                                               4,740         445
                                                                        -------
   TOTAL DIVERSIFIED MANUFACTURING                                        3,087
                                                                        =======
   DIVERSIFIED METALS & MINING [0.1%]
   Freeport-McMoRan Copper
      & Gold, Cl B                                              905          51
   United States Steel                                           39           3
                                                                        -------
   TOTAL DIVERSIFIED METALS & MINING                                         54
                                                                        =======
   DRUGS [5.0%]
   Abbott Laboratories                                        7,471         430
   AmerisourceBergen, Cl A                                    1,187          45
   Bristol-Myers Squibb                                       1,199          25
   Forest Laboratories*                                       4,179         118
   Johnson & Johnson                                         25,726       1,782
   King Pharmaceuticals*                                      1,786          17
   Merck                                                     10,578         334
   Pfizer                                                    24,486         452
   Schering-Plough                                           17,700         327
   Watson Pharmaceuticals*                                    1,543          44
   Wyeth                                                     15,300         565
                                                                        -------
   TOTAL DRUGS                                                            4,139
                                                                        =======

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                         AHA INVESTMENT FUNDS | PAGE 30
schedule of investments

SEPTEMBER 30, 2008

AHA DIVERSIFIED EQUITY FUND (CONTINUED)

DESCRIPTION                                                SHARES     VALUE (000)
-----------                                              ----------   -----------
   ELECTRICAL COMPONENTS & EQUIPMENT [0.4%]
   Tyco Electronics                                          12,027     $   333
                                                                        =======
   ELECTRICAL EQUIPMENT [0.6%]
   Baldor Electric                                           13,000         374
   Emerson Electric                                           2,244          92
                                                                        -------
   TOTAL ELECTRICAL EQUIPMENT                                               466
                                                                        =======
   ELECTRICAL SERVICES [2.3%]
   American Electric Power                                    2,443          90
   Duke Energy                                                6,328         110
   Exelon                                                       788          49
   First Solar*                                               1,820         344
   FPL Group                                                  6,466         325
   Pinnacle West Capital                                      2,941         101
   Portland General Electric                                 21,000         497
   Public Service Enterprise
      Group                                                   1,634          54
   Southern                                                   2,381          90
   Sunpower, Cl A*                                            3,600         255
   Xcel Energy                                                   24           1
                                                                        -------
   TOTAL ELECTRICAL SERVICES                                              1,916
                                                                        =======
   ELECTRONIC EQUIPMENT & INSTRUMENTS [0.0%]
   Agilent Technologies*                                        409          12
   Jabil Circuit                                                574           6
                                                                        -------
   TOTAL ELECTRONIC EQUIPMENT & INSTRUMENTS                                  18
                                                                        =======
   ENERGY [0.6%]
   Atmos Energy                                               7,000         186
   Edison International                                       5,575         222
   Entergy                                                    1,039          93
   PG&E                                                         800          30
                                                                        -------
   TOTAL ENERGY                                                             531
                                                                        =======
   ENGINEERING SERVICES [0.4%]
   Fluor                                                      5,941         331
                                                                        =======
   ENTERTAINMENT [0.2%]
   Carnival                                                      41           1
   International Game Technology                                213           4
   MGM Mirage*                                                4,750         135
                                                                        -------
   TOTAL ENTERTAINMENT                                                      140
                                                                        =======
   FINANCIAL SERVICES [3.7%]
   American Express                                           7,195         255

DESCRIPTION                                                SHARES     VALUE (000)
-----------                                              ----------   -----------
   Capital One Financial                                      9,412     $   480
   Charles Schwab                                            21,558         561
   Citigroup                                                 12,500         256
   CME Group, Cl A                                               11           4
   Discover Financial Services                                3,356          46
   Hudson City Bancorp                                        4,019          74
   Nasdaq Stock Market*                                      20,300         621
   NYSE Euronext                                              1,883          74
   People's United Financial                                 19,190         369
   Sovereign Bancorp                                          2,269           9
   Western Union                                             11,268         278
                                                                        -------
   TOTAL FINANCIAL SERVICES                                               3,027
                                                                        =======
   FOOD, BEVERAGE & TOBACCO [5.1%]
   Anheuser-Busch                                               784          51
   Coca-Cola                                                 14,804         783
   ConAgra Foods                                             23,400         455
   Del Monte Foods                                           55,500         433
   General Mills                                             14,069         967
   Pepsi Bottling Group                                       6,212         181
   PepsiCo                                                   10,786         769
   Safeway                                                   23,421         555
                                                                        -------
   TOTAL FOOD, BEVERAGE & TOBACCO                                         4,194
                                                                        =======
   HEALTHCARE PRODUCTS & SERVICES [2.4%]
   Applied Biosystems                                           405          14
   Cardinal Health                                           11,100         547
   Charles River Laboratories
      International*                                          1,990         110
   Express Scripts, Cl A*                                     4,208         311
   Illumina*                                                  3,120         126
   Medtronic                                                 11,300         566
   Thermo Fisher Scientific*                                  4,360         240
   UnitedHealth Group                                         1,133          29
                                                                        -------
   TOTAL HEALTHCARE PRODUCTS & SERVICES                                   1,943
                                                                        =======
   HOUSEHOLD FURNITURE & FIXTURES [0.5%]
   NVR*                                                         425         243
   Pulte Homes                                                7,470         105
   Stanley Works                                                576          24
   Whirlpool                                                     38           3
                                                                        -------
   TOTAL HOUSEHOLD FURNITURE & FIXTURES                                     375
                                                                        =======
   INDEPENDENT POWER PRODUCERS & ENERGY TRADER [0.1%]
   AES*                                                       8,855         104
                                                                        =======

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                         AHA INVESTMENT FUNDS | PAGE 31
schedule of investments

SEPTEMBER 30, 2008

AHA DIVERSIFIED EQUITY FUND (CONTINUED)

DESCRIPTION                                                SHARES     VALUE (000)
-----------                                              ----------   -----------
   INDUSTRIAL [0.2%]
   Robert Half International                                  6,720     $   166
                                                                        =======
   INSURANCE [3.8%]
   Aetna                                                        164           6
   Allstate                                                   1,725          80
   AON                                                          794          36
   Assurant                                                     429          24
   Chubb                                                      7,661         421
   Cincinnati Financial                                       3,537         101
   Hartford Financial Services Group                            920          38
   HCC Insurance Holdings                                    17,300         467
   Marsh & McLennan                                          23,840         757
   MetLife                                                    4,789         268
   Patterson*                                                 5,400         164
   Principal Financial Group                                    945          41
   Prudential Financial                                       1,214          87
   Tenet Healthcare*                                         31,207         173
   Travelers                                                  2,637         119
   Unum Group                                                15,000         376
                                                                        -------
   TOTAL INSURANCE                                                        3,158
                                                                        =======
   INVESTMENT BANKER/BROKER DEALER [2.8%]
   Ameriprise Financial                                       2,438          93
   Federated Investors, Cl B                                  1,181          34
   Franklin Resources                                         1,982         175
   Goldman Sachs Group                                        3,550         454
   Janus Capital Group                                        1,389          34
   JPMorgan Chase                                            17,709         827
   Northern Trust                                             2,854         206
   T Rowe Price Group                                         8,721         468
                                                                        -------
   TOTAL INVESTMENT BANKER/BROKER DEALER                                  2,291
                                                                        =======
   MACHINERY [1.1%]
   Caterpillar                                                8,782         524
   Cummins                                                    2,166          95
   Deere                                                      4,086         202
   SPX                                                        1,600         123
                                                                        -------
   TOTAL MACHINERY                                                          944
                                                                        =======
   MANUFACTURING [1.0%]
   Tyco International                                        23,710         830
                                                                        =======
   MEDICAL PRODUCTS & SERVICES [2.6%]
   Baxter International                                       8,057         529
   Becton Dickinson                                           1,387         111
   Boston Scientific*                                         6,118          75

DESCRIPTION                                                SHARES     VALUE (000)
-----------                                              ----------   -----------
   Eli Lilly                                                  3,736     $   164
   Genzyme-General Division*                                  3,990         323
   Hospira*                                                     691          26
   Intuitive Surgical*                                        1,065         257
   Stryker                                                    7,650         477
   WellPoint*                                                 2,744         128
   Zimmer Holdings*                                             110           7
                                                                        -------
   TOTAL MEDICAL PRODUCTS & SERVICES                                      2,097
                                                                        =======
   MEDICAL PRODUCTS MANUFACTURING [1.0%]
   Covidien                                                  15,003         807
                                                                        =======
   METALS & MINING [0.7%]
   Barrick Gold                                              15,800         580
                                                                        =======
   MULTI-MEDIA [0.2%]
   Walt Disney                                                5,187         159
                                                                        =======
   OFFICE FURNITURE & FIXTURES [0.4%]
   Activision Blizzard*                                      12,210         189
   Autodesk*                                                    516          17
   Salesforce.com*                                            2,890         140
                                                                        -------
   TOTAL OFFICE FURNITURE & FIXTURES                                        346
                                                                        =======
   PAPER & RELATED PRODUCTS [1.0%]
   International Paper                                        8,310         218
   MeadWestvaco                                                 723          17
   Packaging Corp of America                                 10,500         243
   Sealed Air                                                14,100         310
                                                                        -------
   TOTAL PAPER & RELATED PRODUCTS                                           788
                                                                        =======
   PETROLEUM & FUEL PRODUCTS [12.3%]
   Anadarko Petroleum                                        10,451         507
   Apache                                                     1,717         179
   Baker Hughes                                                 792          48
   BJ Services                                                   59           1
   Cabot Oil & Gas                                              341          12
   Cameron International*                                     8,040         310
   Chesapeake Energy                                         12,699         455
   ChevronTexaco                                              5,944         490
   ConocoPhillips                                            13,526         991
   Consol Energy                                                623          29
   Devon Energy                                               1,513         138
   Enbridge                                                   3,890         148
   ENSCO International                                          134           8
   EOG Resources                                                848          76
   Exterran Holdings*                                         7,000         224

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                         AHA INVESTMENT FUNDS | PAGE 32
schedule of investments

SEPTEMBER 30, 2008

AHA DIVERSIFIED EQUITY FUND (CONTINUED)

DESCRIPTION                                                SHARES     VALUE (000)
-----------                                              ----------   -----------
   Exxon Mobil                                               15,173     $ 1,178
   Halliburton                                                2,034          66
   Hess                                                       2,688         221
   Massey Energy                                              1,915          68
   Murphy Oil                                                   176          11
   Nabors Industries*                                        13,410         334
   National Oilwell Varco*                                      937          47
   Noble                                                        362          16
   Noble Energy                                                 590          33
   Occidental Petroleum                                       2,133         150
   Peabody Energy                                               463          21
   Petroleo Brasileiro, ADR                                   8,140         358
   Royal Dutch Shell, Cl B                                    7,600         434
   Schlumberger                                               9,544         745
   Southwestern Energy*                                      15,524         474
   Spectra Energy                                            16,300         388
   Transocean                                                 4,103         451
   Unit*                                                     10,100         503
   Valero Energy                                             17,740         538
   Weatherford International*                                   215           5
   Williams                                                  16,958         401
                                                                        -------
   TOTAL PETROLEUM & FUEL PRODUCTS                                       10,058
                                                                        =======
   PRINTING & PUBLISHING [0.2%]
   Pitney Bowes                                               2,012          67
   RR Donnelley & Sons                                        3,489          85
                                                                        -------
   TOTAL PRINTING & PUBLISHING                                              152
                                                                        =======
   PROPERTY & CASUALTY INSURANCE [0.4%]
   Fidelity National Financial, Cl A                         20,400         300
                                                                        =======
   RAILROADS [0.1%]
   Burlington Northern Santa Fe                                 234          22
   CSX                                                        1,236          67
                                                                        -------
   TOTAL RAILROADS                                                           89
                                                                        =======
   REAL ESTATE INVESTMENT TRUST [0.9%]
   Apartment Investment & Management, Cl A                    2,652          93
   Equity Residential                                           284          12
   Public Storage                                             6,663         660
                                                                        -------
   TOTAL REAL ESTATE INVESTMENT TRUST                                       765
                                                                        =======

DESCRIPTION                                                SHARES     VALUE (000)
-----------                                              ----------   -----------
   REAL ESTATE MANAGEMENT & DEVELOPMENT [0.7%]
   Brookfield Asset Management, Cl A                         21,200     $   582
                                                                        =======
   RETAIL [6.2%]
   Abercrombie & Fitch, Cl A                                     56           2
   Best Buy                                                  11,790         442
   Big Lots*                                                  3,389          94
   Costco Wholesale                                             830          54
   CVS                                                        9,959         335
   Family Dollar Stores                                          92           2
   Gap                                                        8,237         146
   Guess ?                                                    5,050         176
   Home Depot                                                 6,145         159
   Kohl's*                                                   13,945         643
   Kroger                                                     4,691         129
   Limited Brands                                             1,078          19
   Lowe's                                                     4,537         108
   Macy's                                                       595          11
   McDonald's                                                 2,283         141
   RadioShack                                                   406           7
   Sherwin-Williams                                           2,510         143
   Staples                                                   28,180         634
   Supervalu                                                  6,712         146
   Target                                                       775          38
   Tiffany                                                      912          32
   TJX                                                        1,279          39
   Urban Outfitters*                                          4,390         140
   Walgreen                                                  10,849         336
   Wal-Mart Stores                                           18,055       1,081
                                                                        -------
   TOTAL RETAIL                                                           5,057
                                                                        =======
   SCHOOLS [0.0%]
   Apollo Group, Cl A*                                          379          22
                                                                        =======
   SEMI-CONDUCTORS [2.8%]
   Altera                                                       102           2
   Analog Devices                                             1,312          34
   Applied Materials                                         41,970         635
   Broadcom, Cl A*                                           11,106         207
   Intel                                                     49,134         920
   Lam Research*                                              5,310         167
   MEMC Electronic Materials*                                   448          13
   Microchip Technology                                         907          27
   Micron Technology*                                        25,100         102
   Novellus Systems*                                          2,112          41
   Texas Instruments                                          6,679         144
   Xilinx                                                     1,606          38
                                                                        -------
   TOTAL SEMI-CONDUCTORS                                                  2,330
                                                                        =======

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                         AHA INVESTMENT FUNDS | PAGE 33
schedule of investments

SEPTEMBER 30, 2008

AHA DIVERSIFIED EQUITY FUND (CONCLUDED)

DESCRIPTION                                                SHARES     VALUE (000)
-----------                                              ----------   -----------
   TELECOMMUNICATIONS EQUIPMENT [0.5%]
   Nokia, ADR                                                20,500     $   382
                                                                        =======
   TELEPHONES & TELECOMMUNICATIONS [3.1%]
   AT&T                                                      25,912         723
   Corning                                                    3,066          48
   Embarq                                                     1,517          62
   Mobile Telesystems                                         2,860         160
   NII Holdings*                                              7,470         283
   Qwest Communications
      International                                          53,467         173
   Sprint Nextel                                              5,129          31
   Verizon Communications                                    26,991         866
   Windstream                                                20,000         219
                                                                        -------
   TOTAL TELEPHONES & TELECOMMUNICATIONS                                  2,565
                                                                        =======
   TRANSPORTATION SERVICES [1.2%]
   FedEx                                                      8,156         645
   Norfolk Southern                                              40           2
   Union Pacific                                              4,369         311
                                                                        -------
   TOTAL TRANSPORTATION SERVICES                                            958
                                                                        =======
   TRUCKING [0.2%]
   Ryder System                                               2,393         148
                                                                        =======
   UTILITIES [0.0%]
   PPL                                                        1,015          38
                                                                        =======
   WASTE MANAGEMENT SERVICES [0.2%]
   Waste Management                                           5,989         189
                                                                        =======
   WEB PORTALS/ISP [2.4%]
   Amazon.com*                                                3,075         224
   Baidu.com, ADR*                                              580         144
   Expedia*                                                     661          10
   Google, Cl A*                                              2,287         916
   Juniper Networks*                                          1,879          39
   Symantec*                                                 30,617         599
   VeriSign*                                                    952          25
   Yahoo!*                                                    2,059          36
                                                                        -------
   TOTAL WEB PORTALS/ISP                                                  1,993
                                                                        =======

DESCRIPTION                                                SHARES     VALUE (000)
-----------                                              ----------   -----------
   WHOLESALE [0.4%]
   Campbell Soup                                              4,180     $   161
   McCormick                                                  4,260         164
   Tyson Foods, Cl A                                          3,214          39
                                                                        -------
   TOTAL WHOLESALE                                                          364
                                                                        =======
      TOTAL COMMON STOCK
         (Cost $89,088)                                                  80,010
                                                                        =======
   CASH EQUIVALENT [3.3%]
   AIM STIT-Treasury Portfolio, 0.800%**                  2,745,945       2,746
                                                                        -------
      TOTAL CASH EQUIVALENT
         (Cost $2,746)                                                    2,746
                                                                        =======

      TOTAL INVESTMENTS [100.8%]
         (Cost $91,834)                                                 $82,756
                                                                        =======

PERCENTAGES ARE BASED ON NET ASSETS OF $82,098,702.

*      NON-INCOME PRODUCING SECURITY.

**     THE RATE REPORTED IS THE 7-DAY EFFECTIVE YIELD AS OF SEPTEMBER 30, 2008.

ADR -- AMERICAN DEPOSITARY RECEIPT
CL --  CLASS
ISP -- INTERNET SERVICE PROVIDER

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                         AHA INVESTMENT FUNDS | PAGE 34
schedule of investments

SEPTEMBER 30, 2008

AHA SOCIALLY RESPONSIBLE EQUITY FUND

SECTOR WEIGHTINGS (UNAUDITED)*:

                                  (BAR CHART)

Financials                   17.1%
Consumer Staples             12.6%
Energy                       12.6%
Health Care                  12.4%
Industrials                  10.5%
Information Technology        8.3%
Consumer Discretionary        6.7%
Materials                     6.1%
Cash Equivalent               6.0%
Utilities                     6.0%
Telecommunication Services    1.7%

*    Percentages based on total investments.

DESCRIPTION                                               SHARES     VALUE (000)
-----------                                            -----------   -----------
COMMON STOCK [95.0%]
   ADVERTISING [2.4%]
   CBS, Cl B                                                90,000   $     1,312
                                                                     ===========
   AUTOMOTIVE [2.0%]
   Honda Motor, ADR                                         36,000         1,084
                                                                     ===========
   BANKS [1.9%]
   US Bancorp                                               28,000         1,009
                                                                     ===========
   BIOMEDICAL RESEARCH & PRODUCTS [3.2%]
   Quest Diagnostics                                        33,000         1,705
                                                                     ===========
   BUSINESS SERVICES [1.7%]
   Xerox                                                    77,500           894
                                                                     ===========
   CHEMICALS [1.9%]
   EI du Pont de Nemours                                    25,500         1,028
                                                                     ===========
   COMMUNICATION & MEDIA [2.3%]
   Time Warner                                              95,000         1,245
                                                                     ===========
   COMPUTER SYSTEM DESIGN & SERVICES [2.0%]
   Dell*                                                    67,000         1,104
                                                                     ===========
   CONSUMER PRODUCTS & SERVICES [5.7%]
   Clorox                                                   20,500         1,285
   Kimberly-Clark                                           28,000         1,816
                                                                     -----------
   TOTAL CONSUMER PRODUCTS & SERVICES                                      3,101
                                                                     ===========
   DIVERSIFIED MANUFACTURING [2.0%]
   3M                                                       15,500         1,059
                                                                     ===========

DESCRIPTION                                               SHARES     VALUE (000)
-----------                                            -----------   -----------
   DRUGS [5.5%]
   Abbott Laboratories                                      18,300   $     1,054
   Johnson & Johnson                                        28,000         1,940
                                                                     -----------
   TOTAL DRUGS                                                             2,994
                                                                     ===========
   ELECTRICAL EQUIPMENT [3.2%]
   Baldor Electric                                          30,000           864
   Emerson Electric                                         21,000           857
                                                                     -----------
   TOTAL ELECTRICAL EQUIPMENT                                              1,721
                                                                     ===========
   ELECTRICAL SERVICES [2.9%]
   Portland General Electric                                66,000         1,562
                                                                     ===========
   ENERGY [3.2%]
   Atmos Energy                                             65,500         1,744
                                                                     ===========
   FINANCIAL SERVICES [3.6%]
   Nasdaq Stock Market*                                     64,000         1,956
                                                                     ===========
   FOOD, BEVERAGE & TOBACCO [3.2%]
   Kraft Foods, Cl A                                        53,500         1,752
                                                                     ===========
   HEALTHCARE PRODUCTS & SERVICES [1.6%]
   Cardinal Health                                          18,000           887
                                                                     ===========
   INSURANCE [4.3%]
   Marsh & McLennan                                         73,000         2,318
                                                                     ===========
   MANUFACTURING [2.8%]
   Tyco International                                       43,375         1,519
                                                                     ===========
   MEDICAL PRODUCTS MANUFACTURING [2.2%]
   Covidien                                                 22,375         1,203
                                                                     ===========
   METALS & MINING [1.9%]
   Worthington Industries                                   70,000         1,046
                                                                     ===========
   OFFICE EQUIPMENT & SUPPLIES [1.7%]
   Avery Dennison                                           21,000           934
                                                                     ===========
   PAPER & RELATED PRODUCTS [2.3%]
   Packaging Corp of America                                53,500         1,240
                                                                     ===========
   PETROLEUM & FUEL PRODUCTS [12.7%]
   Chesapeake Energy                                        37,500         1,345
   Exterran Holdings*                                       32,000         1,023

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                         AHA INVESTMENT FUNDS | PAGE 35
schedule of investments

SEPTEMBER 30, 2008

AHA SOCIALLY RESPONSIBLE EQUITY FUND (CONCLUDED)

DESCRIPTION                                               SHARES     VALUE (000)
-----------                                            -----------   -----------
   Patterson-UTI Energy                                     82,000   $     1,642
   Spectra Energy                                           58,000         1,380
   Unit*                                                    30,000         1,494
                                                                     -----------
   TOTAL PETROLEUM & FUEL PRODUCTS                                         6,884
                                                                     ===========
   PRINTING & PUBLISHING [1.0%]
   Pitney Bowes                                             16,000           532
                                                                     ===========
   PROPERTY & CASUALTY INSURANCE [2.5%]
   Fidelity National Financial, Cl A                        90,000         1,323
                                                                     ===========
   REAL ESTATE INVESTMENT TRUST [2.2%]
   AMB Property                                             26,000         1,178
                                                                     ===========
   REAL ESTATE MANAGEMENT & DEVELOPMENT [2.9%]
   Brookfield Asset Management, Cl A                        58,000         1,591
                                                                     ===========
   RETAIL [3.8%]
   Supervalu                                                50,000         1,085
   Walgreen                                                 31,500           975
                                                                     -----------
   TOTAL RETAIL                                                            2,060
                                                                     ===========
   SEMI-CONDUCTORS [2.7%]
   Applied Materials                                        30,500           462
   Intel                                                    54,000         1,011
                                                                     -----------
   TOTAL SEMI-CONDUCTORS                                                   1,473
                                                                     ===========
   TELECOMMUNICATIONS EQUIPMENT [1.9%]
   Nokia, ADR                                               56,000         1,044
                                                                     ===========
   TELEPHONES & TELECOMMUNICATIONS [1.8%]
   Windstream                                               87,000           952
                                                                     ===========
         TOTAL COMMON STOCK
            (Cost $55,770)                                                51,454
                                                                     ===========

DESCRIPTION                                               SHARES     VALUE (000)
-----------                                            -----------   -----------
CASH EQUIVALENT [6.1%]
   AIM STIT-Treasury Portfolio,
      0.800%**                                           3,297,393   $     3,297
                                                                     -----------
         TOTAL CASH EQUIVALENT
            (Cost $3,297)                                                  3,297
                                                                     ===========

         TOTAL INVESTMENTS [101.1%]
            (Cost $59,067)                                           $    54,751
                                                                     ===========

PERCENTAGES ARE BASED ON NET ASSETS OF $54,141,244.

*    NON-INCOME PRODUCING SECURITY.

**   THE RATE REPORTED IS THE 7-DAY EFFECTIVE YIELD AS OF SEPTEMBER 30, 2008.

ADR -- AMERICAN DEPOSITARY RECEIPT
CL -- CLASS

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                         AHA INVESTMENT FUNDS | PAGE 36
statements of assets and liabilities (000)

SEPTEMBER 30, 2008

                                                        AHA             AHA                                       AHA
                                                       Limited         Full                         AHA         Socially
                                                      Maturity       Maturity         AHA       Diversified   Responsible
                                                    Fixed Income   Fixed Income     Balanced       Equity        Equity
                                                        Fund           Fund           Fund          Fund          Fund
                                                    ------------   ------------   -----------   -----------   -----------
ASSETS:
   Cost of securities                                $    94,059    $    43,857   $    14,818   $    91,834   $    59,067
                                                     ===========    ===========   ===========   ===========   ===========
   Investments in securities at value                $    92,283    $    42,869   $    13,815   $    82,756   $    54,751
   Dividend and interest receivable                          927            453            69           102           138
   Receivable for capital shares sold                        241            125            --            27           175
   Receivable for investment securities sold                  --             --            --           107            --
   Prepaid Expenses                                            6              2             1             3             1
                                                     -----------    -----------   -----------   -----------   -----------
      Total Assets                                        93,457         43,449        13,885        82,995        55,065
                                                     -----------    -----------   -----------   -----------   -----------
LIABILITIES:
   Investment adviser fees payable                            43             18             8            53            35
   Administrative fees payable                                 3              2             1             3             2
   Distribution fees payable                                   2              1            --             2             1
   Shareholder servicing fees payable                         --             --            --             1            --
   Income distribution payable                               260            154            --            --            --
   Payable for capital shares redeemed                        16             --            --           111            83
   Payable for investment securities -- purchased             --             --            --           700           781
   Other accrued expenses                                     20              8             4            26            22
                                                     -----------    -----------   -----------   -----------   -----------
      Total Liabilities                                      344            183            13           896           924
                                                     -----------    -----------   -----------   -----------   -----------
   NET ASSETS                                        $    93,113    $    43,266   $    13,872   $    82,099   $    54,141
                                                     ===========    ===========   ===========   ===========   ===========
NET ASSETS:
   Paid-in Capital
      (unlimited authorization --
      $0.01 par value)                               $    97,295    $    44,794   $    15,609   $    99,250   $    59,628
   Undistributed (distributions in excess of)
      net investment income                                   --             (1)            4            18            52
   Accumulated net realized loss
      on investments                                      (2,406)          (539)         (738)       (8,091)       (1,223)
Net unrealized depreciation
   on investments                                         (1,776)          (988)       (1,003)       (9,078)       (4,316)
                                                     -----------    -----------   -----------   -----------   -----------
NET ASSETS                                           $    93,113    $    43,266   $    13,872   $    82,099   $    54,141
                                                     ===========    ===========   ===========   ===========   ===========
Institutional Class Shares ($ Dollars):
   Net Assets                                        $92,681,061    $42,579,244   $13,872,146   $74,996,999   $53,256,387
   Total shares outstanding at end of year             8,833,760      4,302,132     1,865,649     6,154,065     5,598,305
   Net asset value, offering and
      redemption price per share
      (net assets / shares outstanding)              $     10.49    $      9.90   $      7.44   $     12.19   $      9.51
Class N Shares ($ Dollars):
   Net Assets                                        $   431,994    $   686,839           N/A   $ 7,101,703   $   884,857
   Total shares outstanding at end of year                41,115         69,419           N/A       581,164        93,139
   Net asset value, offering and
      redemption price per share
      (net assets / shares outstanding)              $     10.51    $      9.89           N/A   $     12.22   $      9.50

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                         AHA INVESTMENT FUNDS | PAGE 37
statements of operations (000)

FOR THE YEAR ENDED SEPTEMBER 30, 2008

                                                    AHA Limited       AHA Full
                                                  Maturity Fixed   Maturity Fixed
                                                    Income Fund      Income Fund
                                                  --------------   --------------
INVESTMENT INCOME:
   Interest                                           $ 3,156          $ 2,135
   Dividends                                               71               25
   Income from Securities Lending -- Net                    6                6
   Foreign taxes withheld                                  --               --
                                                      -------          -------
      Total Investment Income                           3,233            2,166
                                                      -------          -------
EXPENSES:
   Investment Advisory Fees                               388              218
   Administration Fees                                     35               20
   Trustees' Fees and Expenses                              2                1
   Shareholder Servicing Fees -- Class N Shares             1                1
   Distribution Expense -- Class N Shares                   1                1
   Transfer Agent Fees and Expenses                        48               27
   Reports to Shareholders                                 17                9
   Custodian Fees and Expenses                             11                5
   Registration Fees                                        3                3
   Professional Fees                                        1               (3)
   Insurance and Other Expenses                            18                5
                                                      -------          -------
      Total Expenses                                      525              287
                                                      -------          -------
      Recovery of Investment Advisory Fees
         Previously Waived(1)                              72               --
   Less Waiver of:
      Shareholder Servicing Fees                           (1)              (1)
      Distribution Expenses -- Class N Shares              --               --
      Advisory Fees                                        --               (1)
      Transfer Agent Fees                                  (6)              (3)
                                                      -------          -------
   Net Expenses                                           590              282
                                                      -------          -------
NET INVESTMENT INCOME                                   2,643            1,884
                                                      -------          -------
REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
   Net Realized Gain (Loss) on Investments                175             (124)
   Change in Net Unrealized Depreciation
      on Investments                                   (1,857)          (1,027)
                                                      -------          -------
      Net Realized and Unrealized
         Loss on Investments                           (1,682)          (1,151)
                                                      -------          -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
      FROM OPERATIONS                                 $   961          $   733
                                                      =======          =======

(1)  SEE NOTE 3 FOR ADVISORY FEES RECOVERED.

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                         AHA INVESTMENT FUNDS | PAGE 38

                                  AHA Socially
     AHA        AHA Diversified    Responsible
Balanced Fund     Equity Fund      Equity Fund
-------------   ---------------   ------------

   $   317          $     --        $     --
       203             1,840           1,394
         1                 5               2
        (1)              (12)            (14)
   -------          --------        --------
       520             1,833           1,382
   -------          --------        --------

       115               714             414
         7                43              25
        --                 2               1
        --                14               1
        --                22               2
        10                63              37
         4                21              10
         2                11               7
         1                 9               5
         1                 7               4
        --                 7              (3)
   -------          --------        --------
       140               913             503
   -------          --------        --------

        15                26              52

        --                (2)             (1)
        --               (12)             --
        (1)               --              --
        (1)               (7)             (4)
   -------          --------        --------
       153               918             550
   -------          --------        --------
       367               915             832
   -------          --------        --------


      (591)           (5,928)         (1,221)

    (1,808)          (18,893)         (9,649)
   -------          --------        --------

    (2,399)          (24,821)        (10,870)
   -------          --------        --------

   $(2,032)         $(23,906)       $(10,038)
   =======          ========        ========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                         AHA INVESTMENT FUNDS | PAGE 39
statements of changes in net assets (000)

FOR THE YEAR ENDED SEPTEMBER 30,

                                                            AHA Limited Maturity   AHA Full Maturity
                                                              Fixed Income Fund    Fixed Income Fund
                                                            --------------------   -----------------
                                                               2008       2007       2008      2007
                                                             --------   -------    -------   -------
OPERATIONS:
   Net Investment Income                                     $  2,643   $ 1,854    $ 1,884   $ 1,631
   Net Realized Gain (Loss) on Investments Sold                   175       (98)      (124)       (5)
   Change in Net Unrealized Appreciation
      (Depreciation) on Investments                            (1,857)      239     (1,027)      (11)
                                                             --------   -------    -------   -------
      Net Increase (Decrease) in Net Assets
         Resulting from Investment Operations                     961     1,995        733     1,615
                                                             --------   -------    -------   -------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends to Shareholders from Net Investment Income:
   INSTITUTIONAL CLASS                                         (2,664)   (1,846)    (1,867)   (1,618)
   CLASS N                                                        (12)      (11)       (25)       (8)
   Distributions to Shareholders from Net Realized Gains:
   INSTITUTIONAL CLASS                                             --        --         --        --
   CLASS N                                                         --        --         --        --
                                                             --------   -------    -------   -------
      Total Dividends and Distributions to Shareholders        (2,676)   (1,857)    (1,892)   (1,626)
                                                             --------   -------    -------   -------
FUND SHARE TRANSACTIONS:
   FUND SHARE TRANSACTIONS: INSTITUTIONAL CLASS
   Net Proceeds from Shares Sold                               63,962     2,382        332    11,258
   Reinvestment of Dividends                                    2,170       423      1,285       533
   Cost of Shares Redeemed                                    (16,107)   (3,917)        --       (82)
                                                             --------   -------    -------   -------
      Total Fund Share Transactions Institutional Class        50,025    (1,112)     1,617    11,709
                                                             --------   -------    -------   -------
   FUND SHARE TRANSACTIONS: CLASS N
   Net Proceeds from Shares Sold                                  417        95        597        88
   Reinvestment of Dividends                                       12        11         16         8
   Cost of Shares Redeemed                                       (301)     (155)      (136)       (6)
                                                             --------   -------    -------   -------
      Total Fund Share Transactions Class N                       128       (49)       477        90
                                                             --------   -------    -------   -------
Net Increase (Decrease) in Net Assets from
   Capital Share Contributions                                 50,153    (1,161)     2,094    11,799
                                                             --------   -------    -------   -------
      Total Increase (Decrease) in Net Assets                  48,438    (1,023)       935    11,788
                                                             --------   -------    -------   -------
NET ASSETS:
    Beginning of year                                          44,675    45,698     42,331    30,543
                                                             --------   -------    -------   -------
    End of year*                                               93,113    44,675     43,266    42,331
                                                             ========    =======   =======   =======
   * Including Undistributed (Distributions in excess of)
      Net Investment Income of                               $     --    $   10    $    (1)  $     9
                                                             ========    =======   =======   =======

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                         AHA INVESTMENT FUNDS | PAGE 40

   AHA Balanced       AHA Diversified     AHA Socially Responsible
       Fund             Equity Fund              Equity Fund
-----------------   -------------------   ------------------------
  2008      2007      2008       2007          2008       2007
-------   -------   --------   --------      --------   -------

$   367   $   416   $    915   $  1,065      $    832   $   640
   (591)    1,759     (5,928)    13,160        (1,221)    2,822

 (1,808)     (613)   (18,893)    (1,793)       (9,649)    3,077
-------   -------   --------   --------      --------   -------

 (2,032)    1,562    (23,906)    12,432       (10,038)    6,539
-------   -------   --------   --------      --------   -------


   (375)     (425)      (862)      (987)         (795)     (623)
     --        --        (66)       (77)          (10)       (6)

   (890)   (2,125)   (12,355)    (8,054)       (2,724)     (654)
     --        --     (1,315)      (860)          (37)       (5)
-------   -------   --------   --------      --------   -------
 (1,265)   (2,550)   (14,598)    (9,978)       (3,566)   (1,288)
-------   -------   --------   --------      --------   -------


     --        --      9,453     13,332        17,318    13,931
    284        37      8,905      6,506         3,519     1,277
     --        --    (10,675)   (14,435)      (10,663)   (8,929)
-------   -------   --------   --------      --------   -------
    284        37      7,683      5,403        10,174     6,279
-------   -------   --------   --------      --------   -------

     --        --        349      1,282           491       542
     --        --      1,360        924            47        11
     --        --     (1,421)    (3,206)         (198)     (136)
-------   -------   --------   --------      --------   -------
     --        --        288     (1,000)          340       417
-------   -------   --------   --------      --------   -------

    284        37      7,971      4,403        10,514     6,696
-------   -------   --------   --------      --------   -------
 (3,013)     (951)   (30,533)     6,857        (3,090)   11,947
-------   -------   --------   --------      --------   -------

 16,885    17,836    112,632    105,775        57,231    45,284
-------   -------   --------   --------      --------   -------
 13,872    16,885     82,099    112,632        54,141    57,231
=======   =======   ========   ========      ========   =======

$     4   $     9   $     18   $     26      $     52   $    24
=======   =======   ========   ========      ========   =======

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                         AHA INVESTMENT FUNDS | PAGE 41
financial highlights

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
FOR THE YEAR ENDED SEPTEMBER 30, (UNLESS OTHERWISE INDICATED)






                                              NET
                  NET                    REALIZED AND                                 NET
                 ASSET                    UNREALIZED     DIVIDENDS  DISTRIBUTIONS    ASSET
                 VALUE         NET      GAINS (LOSSES)   FROM NET       FROM         VALUE
               BEGINNING   INVESTMENT         ON        INVESTMENT    REALIZED        END
               OF PERIOD  INCOME(1)(3)  INVESTMENTS(1)    INCOME        GAINS      OF PERIOD
               ---------  ------------  --------------  ----------  -------------  ---------
AHA Limited Maturity Fixed Income Fund
Institutional Class (commenced operations on December 22,1988)
   2008          $10.59     $0.37       $  (0.10)       $(0.37)        $   --        $10.49
   2007           10.56      0.45           0.03         (0.45)            --         10.59
   2006##         10.57      0.34           0.02         (0.37)            --         10.56
For the period July 1, through September 30,
   2005+          10.61      0.06          (0.04)        (0.06)            --         10.57
For the years ended June 30,
   2005           10.68      0.22          (0.06)        (0.22)(4)      (0.01)        10.61
   2004           10.86      0.18          (0.18)        (0.18)            --         10.68
Class N (commenced operations on October 22, 2004)
   2008          $10.61     $0.35       $  (0.10)       $(0.35)        $   --        $10.51
   2007           10.57      0.42           0.04         (0.42)            --         10.61
   2006##         10.58      0.30           0.03         (0.34)            --         10.57
For the period July 1, through September 30,
   2005+          10.62      0.05          (0.04)        (0.05)            --         10.58
For the period October 22, 2004 through June 30,
   2005           10.77      0.14          (0.13)        (0.15)(4)      (0.01)        10.62
AHA Full Maturity Fixed Income Fund
Institutional Class (commenced operations on October 20, 1988)
   2008          $10.16     $0.44       $  (0.26)       $(0.44)        $   --        $ 9.90
   2007           10.16      0.45             --         (0.45)            --         10.16
   2006####       10.35      0.43          (0.13)        (0.43)         (0.06)        10.16
For the period July 1, through September 30,
   2005+          10.50      0.09          (0.15)        (0.09)            --         10.35
For the years ended June 30,
   2005           10.39      0.38           0.20         (0.38)         (0.09)        10.50
   2004           10.87      0.36(7)       (0.36)        (0.39)         (0.09)        10.39
Class N (commenced operations on May 11, 2004)
   2008          $10.16     $0.42       $  (0.27)       $(0.42)        $   --        $ 9.89
   2007           10.16      0.42             --         (0.42)            --         10.16
   2006####       10.36      0.40          (0.13)        (0.41)         (0.06)        10.16
For the period July 1, through September 30,
   2005+          10.50      0.08          (0.14)        (0.08)            --         10.36
For the year ended June 30,
   2005           10.39      0.34           0.22         (0.36)         (0.09)        10.50
For the period May 11, through June 30,
   2004           10.32      0.04           0.09         (0.06)            --         10.39
AHA Balanced Fund
Institutional Class (commenced operations on October 20, 1988)
   2008          $ 9.23     $0.20       $  (1.30)       $(0.20)        $(0.49)       $ 7.44
   2007            9.77      0.23           0.62         (0.23)         (1.16)         9.23
   2006######      9.76      0.18           0.59         (0.18)         (0.58)         9.77
For the period July 1, through September 30,
   2005+           9.62      0.04           0.14         (0.04)            --          9.76
For the years ended June 30,
   2005            8.98      0.16           0.64         (0.16)            --          9.62
   2004            8.03      0.10(7)        0.97         (0.12)            --          8.98

                                        RATIO        RATIO
                                        OF NET      OF NET
                                      OPERATING    OPERATING
                                       EXPENSES    EXPENSES
                                      TO AVERAGE  TO AVERAGE
                                      NET ASSETS  NET ASSETS     RATIO
                             NET        BEFORE       AFTER      OF NET
                            ASSETS     WAIVERS      WAIVERS   INVESTMENT
                             END          &            &        INCOME      PORTFOLIO
                TOTAL     OF PERIOD   RECOVERED    RECOVERED  TO AVERAGE     TURNOVER
               RETURN       (000)      FEES(2)      FEES(2)  NET ASSETS(2)   RATE(3)
               ------     ---------  -----------  ---------  -------------  ---------
AHA Limited Maturity Fixed Income Fund
Institutional Class (commenced operations on December 22,1988)
   2008          2.54%     $ 92,681    0.67%       0.76%*       3.44%          79%
   2007          4.63        44,365    0.77        0.76         4.25           76
   2006##        3.49        45,340    0.94        0.75         3.24           86
For the period July 1, through September 30,
   2005+         0.20(5)    112,381    0.88(6)     0.86(6)      2.20(6)         4(5)
For the years ended June 30,
   2005          1.53       128,501    0.79        0.78         2.01          109
   2004         (0.05)      159,949    0.73        0.73         1.65           98
Class N (commenced operations on October 22, 2004)
   2008          2.29%     $    432    0.92%       1.00%*       3.24%          79%
   2007          4.47           310    1.02        1.00         3.99           76
   2006##        3.17           358    1.18        1.00         2.88           86
For the period July 1, through September 30,
   2005+         0.13(5)        822    1.11(6)     1.10(6)      1.95(6)         4(5)
For the period October 22, 2004 through June 30,
   2005          0.12(5)      1,070    1.07(6)     1.03(6)      1.75(6)       109
AHA Full Maturity Fixed Income Fund
Institutional Class (commenced operations on October 20, 1988)
   2008          1.76%     $ 42,579    0.64%       0.64%        4.32%          34%
   2007          4.48        42,096    0.73        0.79*        4.48           55
   2006####      3.03        30,398    0.87        0.80*        4.20           91
For the period July 1, through September 30,
   2005+        (0.57)(5)    31,764    0.83(6)     1.00(6)*     3.37(6)        17(5)
For the years ended June 30,
   2005          5.72        31,960    0.95        1.00*        3.58          144
   2004          0.08        28,958    0.98        1.00*        3.40          302
Class N (commenced operations on May 11, 2004)
   2008          1.42%     $    687    0.89%       0.89%        4.02%          34%
   2007          4.23           235    0.99        1.04*        4.23           55
   2006####      2.67           145    1.12        1.05*        3.95           91
For the period July 1, through September 30,
   2005+        (0.54)(5)       134    1.08(6)     1.25(6)*     3.12(6)        17(5)
For the year ended June 30,
   2005          5.46           134    1.20        1.25*        3.33          144
For the period May 11, through June 30,
   2004          1.29(5)        104    1.15(7)     1.25(7)*     3.27(7)       302(5)
AHA Balanced Fund
Institutional Class (commenced operations on October 20, 1988)
   2008        (12.68)%    $ 13,872    0.91%       1.00%*       2.42%          88%
   2007          9.47        16,885    1.00        1.00         2.45          128
   2006######    8.32        17,836    1.11        1.00         1.83           74
For the period July 1, through September 30,
   2005+         1.87(5)     18,352    1.10(6)     0.98(6)      1.54(6)        14(5)
For the years ended June 30,
   2005          8.97        18,088    1.25        1.20         1.69           99
   2004         13.41        16,930    1.31        1.50         1.14           70

+      THE FUND'S FISCAL AND TAX YEAR-END CHANGED FROM JUNE 30 TO SEPTEMBER 30.

## ON OCTOBER 3, 2005, THE LIMITED MATURITY FIXED INCOME FUND WAS REORGANIZED INTO THE AHA LIMITED MATURITY FIXED INCOME FUND, A NEWLY ESTABLISHED SERIES OF THE CNI CHARTER FUNDS. SEE NOTE 1 IN NOTES TO FINANCIAL STATEMENTS FOR MORE INFORMATION.

#### ON OCTOBER 3, 2005, THE FULL MATURITY FIXED INCOME FUND WAS REORGANIZED INTO THE AHA FULL MATURITY FIXED INCOME FUND, A NEWLY ESTABLISHED SERIES OF THE CNI CHARTER FUNDS. SEE NOTE 1 IN NOTES TO FINANCIAL STATEMENTS FOR MORE INFORMATION.

###### ON OCTOBER 3, 2005, THE BALANCED FUND WAS REORGANIZED INTO THE AHA
       BALANCED FUND, A NEWLY ESTABLISHED SERIES OF THE CNI CHARTER FUNDS. SEE
       NOTE 1 IN NOTES TO FINANCIAL STATEMENTS FOR MORE INFORMATION.

* RATIO INCLUDES WAIVERS AND PREVIOUSLY WAIVED INVESTMENT ADVISORY FEES RECOVERED. THE IMPACT OF THE RECOVERED FEES MAY CAUSE A HIGHER NET EXPENSE RATIO.

(1) INFORMATION PRESENTED RELATES TO A SHARE OF CAPITAL STOCK OUTSTANDING FOR THE ENTIRE PERIOD.

(2)    RATIOS INCLUDE ALL MANAGEMENT FEES AND EXPENSES.

(3) CALCULATED ON THE BASIS OF THE FUND AS A WHOLE WITHOUT DISTINGUISHING BETWEEN THE CLASSES OF SHARES ISSUED. FOR PERIODS LESS THAN 1 YEAR, PORTFOLIO TURNOVER RATE HAS NOT BEEN ANNUALIZED.

(4) INCLUDES A TAX RETURN OF CAPITAL WHICH IS LESS THAN $0.01 PER SHARE, FOR THE FUND FOR THE YEAR ENDED JUNE 30, 2005.

(5)    NOT ANNUALIZED.

(6)    ANNUALIZED.

(7) NET INVESTMENT INCOME PER SHARE IS CALCULATED USING ENDING BALANCES PRIOR TO CONSIDERATION OF ADJUSTMENTS FOR PERMANENT BOOK AND TAX DIFFERENCES.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                         AHA INVESTMENT FUNDS | PAGE 42






                                          NET
                NET                  REALIZED AND                                 NET
               ASSET                  UNREALIZED     DIVIDENDS  DISTRIBUTIONS    ASSET
               VALUE       NET      GAINS (LOSSES)   FROM NET        FROM         VALUE
             BEGINNING  INVESTMENT        ON        INVESTMENT     REALIZED        END
             OF PERIOD   INCOME(3)  INVESTMENTS(3)    INCOME        GAINS      OF PERIOD
             ---------  ----------  --------------  ----------  -------------  ---------
AHA Diversified Equity Fund
Institutional Class (commenced operations on October 20, 1988)
   2008        $18.48    $0.14          $(3.84)       $(0.14)      $(2.45)       $12.19
   2007         18.17     0.18            1.89         (0.18)       (1.58)        18.48
   2006##       17.42     0.15            1.55         (0.15)       (0.80)        18.17
For the period July 1, through September 30,
   2005+        16.79     0.02            0.63         (0.02)          --         17.42
For the years ended June 30,
   2005         15.39     0.13            1.40         (0.13)          --         16.79
   2004         12.74     0.10            2.65         (0.10)          --         15.39
Class N (commenced operations on December 30, 2002)
   2008        $18.52    $0.11          $(3.85)       $(0.11)      $(2.45)       $12.22
   2007         18.21     0.13(7)         1.89         (0.13)       (1.58)        18.52
   2006##       17.46     0.11            1.55         (0.11)       (0.80)        18.21
For the period July 1, through September 30,
   2005+        16.83     0.01            0.63         (0.01)          --         17.46
For the years ended June 30,
   2005         15.43     0.09            1.40         (0.09)          --         16.83
   2004         12.75     0.06            2.65         (0.03)          --         15.43
AHA Socially Responsible Equity Fund
Institutional Class (commenced operations on January 3, 2005)
   2008        $12.12    $0.16          $(2.04)       $(0.15)      $(0.58)       $ 9.51
   2007         10.91     0.14            1.36         (0.14)       (0.15)        12.12
   2006####     10.28     0.12            0.67         (0.11)       (0.05)        10.91
For the period July 1, through September 30,
   2005+         9.70     0.02            0.58         (0.02)          --         10.28
For the period January 3, through June 30,
   2005         10.00     0.05           (0.30)        (0.05)          --          9.70
Class N (commenced operations on August 12, 2005)
   2008        $12.11    $0.14          $(2.05)       $(0.12)      $(0.58)       $ 9.50
   2007         10.90     0.12            1.36         (0.11)       (0.16)        12.11
   2006####     10.28     0.09            0.67         (0.09)       (0.05)        10.90
For the period August 12, through September 30,
   2005         10.17     0.01            0.12         (0.02)          --         10.28

                                     RATIO        RATIO
                                     OF NET      OF NET
                                   OPERATING    OPERATING
                                    EXPENSES    EXPENSES
                                   TO AVERAGE  TO AVERAGE
                                   NET ASSETS  NET ASSETS        RATIO
                           NET        BEFORE       AFTER         OF NET
                         ASSETS     WAIVERS      WAIVERS      INVESTMENT
                           END         AND          AND          INCOME       PORTFOLIO
              TOTAL     OF PERIOD   RECOVERED    RECOVERED     TO AVERAGE      TURNOVER
             RETURN       (000)    FEES(2)(3)   FEES(2)(3)  NET ASSETS(2)(3)   RATE(4)
             ------     ---------  ----------  -----------  ----------------  ---------
AHA Diversified Equity Fund
Institutional Class (commenced operations on October 20, 1988)
   2008      (22.73)%    $ 74,997    0.94%       0.97%*          0.98%          143%
   2007       11.93       102,232    1.02        0.99            0.98           116
   2006##     10.16        94,653    1.09        1.01            0.87            99
For the period July 1, through September 30,
   2005+       3.88(5)     81,447    1.08(6)     1.13(6)         0.46(6)         20(5)
For the years ended June 30,
   2005        9.95        81,510    1.07        1.05            0.78           128
   2004       21.60        68,068    1.02        1.02            0.67            98
Class N (commenced operations on December 30, 2002)
   2008      (22.93)%    $  7,102    1.19%       1.22%*          0.74%          143%
   2007       11.62        10,400    1.24        1.27            0.73           116
   2006##      9.87        11,122    1.34        1.26            0.62            99
For the period July 1, through September 30,
   2005+       3.81(5)      9,451    1.34(6)     1.38(6)         0.20(6)         20(5)
For the years ended June 30,
   2005        9.66         8,842    1.32        1.30            0.53           128
   2004       21.24         7,392    1.27        1.27            0.42            98
AHA Socially Responsible Equity Fund
Institutional Class (commenced operations on January 3, 2005)
   2008      (16.24)%    $ 53,256    0.90%       0.99%*          1.51%           41%
   2007       13.89        56,490    1.00        0.94*           1.19            29
   2006####    7.69        45,003    1.12        1.04*           1.10            29
For the period July 1, through September 30,
   2005+       6.20(5)     21,795    1.24(6)     1.15(6)*        0.90(6)          7(5)
For the period January 3, through June 30,
   2005       (2.48)(5)    20,510    1.16(6)     1.12(6)*        1.43(6)         48(5)
Class N (commenced operations on August 12, 2005)
   2008      (16.46)%    $    885    1.15%       1.24%*          1.26%           41%
   2007       13.64           741    1.25        1.19*           0.94            29
   2006####    7.40           281    1.37        1.29*           0.80            29
For the period August 12, through September 30,
   2005        1.27(5)         15    1.69(6)     1.43(6)*        0.74(6)          7(5)

+    THE FUND'S FISCAL AND TAX YEAR-END CHANGED FROM JUNE 30 TO SEPTEMBER 30.

## ON OCTOBER 3, 2005, THE DIVERSIFIED EQUITY FUND WAS REORGANIZED INTO THE AHA DIVERSIFIED EQUITY FUND, A NEWLY ESTABLISHED SERIES OF THE CNI CHARTER FUNDS. SEE NOTE 1 IN NOTES TO FINANCIAL STATEMENTS FOR MORE INFORMATION.

#### ON OCTOBER 3, 2005, THE SOCIALLY RESPONSIBLE EQUITY FUND WAS REORGANIZED
     INTO THE AHA SOCIALLY RESPONSIBLE EQUITY FUND, A NEWLY ESTABLISHED SERIES OF THE CNI CHARTER FUNDS. SEE NOTE 1 IN NOTES TO FINANCIAL STATEMENTS FOR MORE INFORMATION.

* RATIO INCLUDES WAIVERS AND PREVIOUSLY WAIVED INVESTMENT ADVISORY FEES RECOVERED.THE IMPACT OF THE RECOVERED FEES MAY CAUSE A HIGHER NET EXPENSE RATIO.

(1) INFORMATION PRESENTED RELATES TO A SHARE OF CAPITAL STOCK OUTSTANDING FOR THE ENTIRE PERIOD.

(2)  RATIOS INCLUDE ALL MANAGEMENT FEES AND EXPENSES.

(3) FOR THE PERIOD FROM NOVEMBER 1, 2001 THROUGH JUNE 30, 2003, THE FUND INVESTED SUBSTANTIALLY ALL OF ITS ASSETS IN A SEPARATE SERIES OF A MUTUAL FUND CALLED THE CCM ADVISORS FUNDS (THE "MASTER PORTFOLIO"), AND AS A RESULT, THE PER SHARE AMOUNTS AND PERCENTAGES REFLECT INCOME AND EXPENSES ASSUMING INCLUSION OF THE FUND'S PROPORTIONATE SHARE OF INCOME AND EXPENSES IN THE MASTER PORTFOLIO. THE MASTER PORTFOLIO HAD SUBSTANTIALLY SIMILAR OBJECTIVES, STRATEGIES AND POLICIES AS THE FUND.

(4) CALCULATED ON THE BASIS OF THE FUND AS A WHOLE WITHOUT DISTINGUISHING BETWEEN THE CLASSES OF SHARES ISSUED. FOR PERIODS LESS THAN 1 YEAR, PORTFOLIO TURNOVER RATE HAS NOT BEEN ANNUALIZED.

(5)  NOT ANNUALIZED.

(6)  ANNUALIZED.

(7) PER SHARE CALCULATIONS ARE BASED ON THE AVERAGE SHARES OUTSTANDING THROUGHOUT THE PERIOD.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                         AHA INVESTMENT FUNDS | PAGE 43
notes to financial statements

SEPTEMBER 30, 2008

1.   ORGANIZATION

The AHA Investment Funds (the "AHA Funds") are series of CNI Charter Funds (the "Trust"), which is registered as an open-end management investment company under the Investment Company Act of 1940. The Trust was organized as a business trust under the laws of Delaware on October 28, 1996. Each of the AHA Funds commenced operations on October 3, 2005, the effective date of the reorganization of each corresponding series (each a "Predecessor Fund" and collectively the "Predecessor Funds") of AHA Investment Funds, Inc. (the "AHA Company"), a registered investment company organized on March 14, 1988 under the laws of Maryland. On May 17, 2005, the Board of Directors of the AHA Company approved the reorganization of the Predecessor Funds into the newly established corresponding AHA Fund series of the Trust.

The AHA Funds currently offer the following series of shares: the AHA Limited Maturity Fixed Income Fund (the "Limited Maturity Fund"), the AHA Full Maturity Fixed Income Fund (the "Full Maturity Fund"), the AHA Balanced Fund (the "Balanced Fund"), the AHA Diversified Equity Fund (the "Diversified Fund"), and the AHA Socially Responsible Equity Fund (the "Socially Responsible Fund") (each a "Fund" and, collectively, the "Funds"). The shares of common stock of the Funds are divided into two classes: Class N Shares and Institutional Class Shares. As of September 30, 2008, only the Institutional Class Shares of the Funds and the Class N Shares of the Limited Maturity Fund, the Full Maturity Fund, the Diversified Fund, and the Socially Responsible Fund had commenced operations.

Effective as of the commencement of business on October 17, 2007, the designation of the Class A shares of Limited Maturity Fund, Full Maturity Fund, Diversified Equity Fund and Socially Responsible Fund was changed to Class N. There were no changes to the rights, fees or expenses of the Class A shares or services provided to Class A shareholders in connection with the change in designation to Class N.

Expenses related to the reorganization and reimbursements to CCM Advisors, LLC for reorganization related expenses were incurred and paid by the Funds. These amounts are subject to recapture through the year ended September 30, 2009.

2.   SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the U.S. requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION - Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ) are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price is used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Funds are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Funds seek to obtain a bid price from at least one independent broker.

Securities for which market prices are not "readily available" are valued in accordance with Fair Value Procedures established by the Funds' Board of Trustees. The Funds' Fair Value Procedures are implemented through a Fair Value Committee (the "Committee") designated by the Funds' Board of Trustees. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; for international securities, market events occur after the close of the foreign markets that make closing prices not representative of fair values; or the security's primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value


                         AHA INVESTMENT FUNDS | PAGE 44

Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. The Funds held no fair valued securities as of September 30, 2008.

SECURITY TRANSACTIONS AND RELATED INCOME - Security transactions are accounted for on the trade date of the security purchase or sale. Costs used in determining net realized capital gains and losses on the sale of securities are those of the specific securities sold. Interest income is recognized on the accrual basis and dividend income is recognized on the ex-dividend date. Purchase discounts and premiums on securities held by the Funds are accreted and amortized to maturity using the scientific method.

REPURCHASE AGREEMENTS - Securities pledged as collateral for repurchase agreements are held by each Fund's custodian bank until maturity of the repurchase agreements. Provisions of the agreements and procedures adopted by the investment adviser require that the market value of the collateral, including accrued interest thereon, be sufficient in the event of default by the counterparty. The Funds also invest in tri-party repurchase agreements. Securities held as collateral for tri-party repurchase agreements are maintained by the broker's custodian bank in a segregated account until maturity of the repurchase agreement. Provisions of the agreements require that the market value of the collateral, including accrued interest thereon, be sufficient in the event of default. If the counter-party defaults and the value of the collateral declines or if the counterparty enters into an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

EXPENSE ALLOCATION - Common expenses incurred by the Funds are allocated among the Funds (i) based upon relative average daily net assets,(ii) as incurred on a specific identification basis, or (iii) equally among the Funds, depending on the nature of the expenditure.

CLASSES - Class-specific expenses are borne by the class. Income, non class-specific expenses, and realized and unrealized gains/losses are allocated to the respective classes on the basis of relative net asset value each day.

FUND DISTRIBUTIONS - The Limited Maturity Fund and the Full Maturity Fund declare and pay income dividends from net investment income monthly.

In the Balanced Fund, the Diversified Fund and the Socially Responsible Fund, dividends from net investment income are declared and paid quarterly. Distributions from net realized capital gains are distributed to shareholders at least annually.

3.   INVESTMENT ADVISER AND SUB-ADVISER AGREEMENTS

The Funds have an Investment Management Agreement dated October 1, 2005 (the "Agreement") with CCM Advisors, LLC (the "Adviser"), an affiliate of City National Asset Management, Inc. ("CNAM, Inc."), with which certain officers and trustees of the Funds are affiliated, to furnish investment advisory services to the Funds. Under the terms of the Agreement, the Funds compensate the Adviser for its management services at the annual rate of 0.50% of each Fund's average daily net assets for the Limited Maturity Fund and the Full Maturity Fund, and an annual rate of 0.75% of each Fund's average daily net assets for the Balanced Fund, Diversified Fund and the Socially Responsible Fund. Effective November 1, 2006, the Adviser has contractually agreed to pay all operating expenses in excess of the annual rates presented below as applied to each Fund's average daily net assets.

                Expense Cap (as a % of average daily net assets)

                      Limited    Full                            Socially
                     Maturity  Maturity  Balanced  Diversified  Responsible
                       Fund      Fund      Fund       Fund         Fund
                     --------  --------  --------  -----------  -----------
Institutional Class    1.00%     1.00%     1.00%      1.25%        1.25%
Class N                1.25%     1.25%      N/A       1.50%        1.50%

Any fee reductions or expense reimbursements may be repaid to the Adviser within three years after occurrence, subject to certain restrictions and only if such repayments do not cause the Funds' expense ratios, at the time of repayment, to exceed the amounts shown in the preceding table.

During the year ended September 30, 2008, the Board of Trustees approved the reimbursement of previously waived fees by the Adviser in the amount of $72,235, $14,230, $25,460 and $51,812 for the Limited Maturity Fund, the Balanced Fund, the Diversified Fund and the Socially Responsible Fund, respectively.

As of September 30, 2008, fees which were previously waived by the Adviser which may be subject to possible future reimbursement to the Adviser were as follows:

                        Potential Amount of
Fund                       Recovery (000)     Expiration
----                    -------------------   ----------
Limited Maturity Fund           $78              2009
                                  3              2010
Balanced Fund                    18              2009
                                  1              2011


                         AHA INVESTMENT FUNDS | PAGE 45
notes to financial statements

SEPTEMBER 30, 2008

THE PATTERSON CAPITAL CORPORATION and CNAM, INC. act as the sub-advisers with respect to the Limited Maturity Fund and are paid by the Adviser.

ROBERT W. BAIRD & CO., INCORPORATED and BOYD WATTERSON ASSET MANAGEMENT, LLC act as sub-advisers with respect to the AHA Full Maturity Fund and are paid by the Adviser.

ROBERT W. BAIRD & CO., INCORPORATED and FREEMAN ASSOCIATES INVESTMENT MANAGEMENT LLC act as sub-advisers with respect to the Balanced Fund and are paid by the Adviser.

AMBS INVESTMENT COUNSEL, LLC, FREEMAN ASSOCIATES INVESTMENT MANAGEMENT, LLC AND SKBA CAPITAL MANAGEMENT, LLC act as sub-advisers with respect to the Diversified Fund and are paid by the Adviser. Effective February 29, 2008, TURNER INVESTMENT PARTNERS, INC. commenced acting as sub-adviser for a portion of the Diversified Fund and is paid by the Adviser.

SKBA CAPITAL MANAGEMENT, LLC acts as the sub-adviser with respect to the Socially Responsible Fund and is paid by the Adviser.

4.   ADMINISTRATION,TRANSFER AGENT DISTRIBUTION AND SHAREHOLDER SERVICES
     AGREEMENTS

Pursuant to an administration agreement dated April 1, 1999, as amended (the "Agreement"), SEI Investments Global Funds Services (the "Administrator"), a wholly owned subsidiary of SEI Investments Company, acts as the AHA Funds' administrator. Effective with the reorganization into the CNI Charter Funds on October 3, 2005, under the terms of the Agreement, the Administrator is entitled to receive an annual fee of 0.065% of aggregate average daily net assets of the Trust not exceeding $2.5 billion, 0.045% of aggregate average daily net assets of the Trust exceeding $2.5 billion but not exceeding $5 billion, 0.025% of aggregate average daily net assets of the Trust exceeding $5 billion, but not exceeding $7.5 billion, and 0.02% of aggregate average net assets of the Trust exceeding $7.5 billion.

The AHA Funds have adopted a Rule 12b-1 Distribution Plan ("the Plan") with respect to Class N Shares that allows each Fund to pay distribution and servicing fees. SEI Investments Distribution Co. (the "Distributor"), as compensation for its services under the Plan, receives a distribution fee, computed daily and paid monthly, at the annual rate of 0.25% of the average daily net assets of the Class N Shares of each Fund.

SEI Investments Management Corporation (the "Transfer Agent") serves as transfer agent for the Trust and provides services at an annual rate of $15,000 per share class. The Transfer Agent has voluntarily agreed to waive these fees. Citigroup Fund Services, LLC serves as sub-transfer agent for the AHA Funds and provides services at an annual rate of $14,000 per share class.

U.S. Bank, N.A. (the "Custodian") serves as custodian for the Trust. The Custodian plays no role in determining the investment policies of the AHA Funds or which securities are to be purchased or sold by the AHA Funds.

The Trust has entered into a Shareholder Servicing Agreement that permits payment of compensation to CCM Advisors, LLC ("CCMA"), which provides certain shareholder support for its customers who own Class N Shares. In consideration for such services, a shareholder servicing fee is charged at the annual rate of up to 0.25% of each Fund's average daily net assets. CCMA has agreed to voluntarily waive portions of its shareholder servicing fees with respect to certain Funds. For the year ended September 30, 2008, CCMA received Shareholder Servicing fees from the Trust in the amount of $15,600.

Certain officers of the Trust are also officers of the Adviser, CNAM, Inc. or the Administrator. Such officers are paid no fees by the Trust or the AHA Funds for serving as officers of the Funds.

5.   FEDERAL INCOME TAXES

It is each Fund's policy to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and the Funds intend to distribute investment company net taxable income and net capital gains to shareholders. Therefore, no Federal income tax provision is required.

Management has analyzed the Funds' tax position taken on federal income tax returns for all open tax years and has concluded that as of September 30, 2008, no provision for income tax would be required in the Funds' financial statements. The Funds' federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.


                         AHA INVESTMENT FUNDS | PAGE 46

The Funds may be subject to taxes imposed by countries in which they invest, with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Funds accrue such taxes when the related income is earned.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with Federal tax regulations, which may differ from accounting principles generally accepted in the United States. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to paid-in-capital, undistributed net investment income (loss), or accumulated net realized gain (loss), as appropriate, in the period that the differences arise. Accordingly, the following permanent differences, primarily attributable to paydown reclasses for tax purposes, REIT adjustments for tax purposes and distribution reclasses, have been reclassified to/from the following accounts as of September 30, 2008:

                            Increase (Decrease)   Increase (Decrease)
                               Undistributed          Accumulated
                               Net Investment         Net Realized
                               Income (Loss)          Gain (Loss)
Fund                                (000)                (000)
----                        -------------------   -------------------
Limited Maturity Fund               $23                   $(23)
Full Maturity Fund                   (2)                     2
Balanced Fund                         3                     (3)
Diversified Fund                      5                     (5)
Socially Responsible Fund             1                     (1)

These reclassifications had no impact on net assets or net asset value per share.

The tax character of dividends and distributions declared during the years ended September 30, 2008 and September 30, 2007 are shown below (000s):

                            Ordinary    Long-term
                             Income    Capital Gain    Total
Fund                          (000)        (000)       (000)
----                        --------   ------------   -------
Limited Maturity Fund
   September 2008            $2,676       $   --      $ 2,676
   September 2007             1,857           --        1,857
Full Maturity Fund
   September 2008            $1,892       $   --      $ 1,892
   September 2007             1,626           --        1,626
Balanced Fund
   September 2008            $  714       $  551      $ 1,265
   September 2007               997        1,553        2,550
Diversified Fund
   September 2008            $5,167       $9,431      $14,598
   September 2007             3,146        6,832        9,978
Socially Responsible Fund
   September 2008            $1,565       $2,001      $ 3,566
   September 2007               629          659        1,288

As of September 30, 2008, the components of Accumulated Losses on a tax basis were as follows (000s):

                           Undistributed   Undistributed      Capital                       Unrealized        Other        Total
                              Ordinary       Long-term          Loss       Post-October    Appreciation     Temporary    Accumulated
                               Income       Capital Gain   Carryforwards      Losses      (Depreciation)   Differences     Losses
Fund                           (000)           (000)           (000)           (000)          (000)           (000)         (000)
----                       -------------   -------------   -------------   ------------   -------------    -----------   -----------
Limited Maturity Fund           $261            $--           $(2,407)       $    --         $ (1,776)        $(260)      $ (4,182)
Full Maturity Fund               154             --              (397)          (127)          (1,002)         (156)        (1,528)
Balanced Fund                      5             --                --           (654)          (1,088)           --         (1,737)
Diversified Fund                  18             --                --         (7,049)         (10,120)           --        (17,151)
Socially Responsible Fund         53             --               (81)        (1,126)          (4,333)           --         (5,487)

During the year ended September 30, 2008 the following Funds utilized capital loss carryforwards to offset capital gains amounting to (000):

Limited Maturity Fund   $55
Full Maturity Fund        1

Post-October losses represent losses realized on investments and foreign currency transactions from November 1, 2007 through September 30, 2008 that, in accordance with Federal income tax regulations, the Funds have elected to defer and treat as having arisen in the following fiscal year.

For tax purposes, the losses in the Funds can be carried forward for a maximum of eight years to offset any future net realized capital gains. At September 30, 2008, the breakdown of capital loss carryforwards was as follows (000s):

                                            Expiring
                        ------------------------------------------------
                         2012    2013    2014    2015     2016     Total
Fund                    (000)   (000)   (000)   (000)     (000)    (000)
----                    -----   -----   -----   ------   ------   ------
Limited Maturity Fund    $22     $838    $133   $1,414    $--     $2,407
Full Maturity Fund        --       63      45      289     --        397
Socially Responsible      --       --      --       --     81         81


                         AHA INVESTMENT FUNDS | PAGE 47
notes to financial statements

SEPTEMBER 30, 2008

The Federal tax cost, the aggregate gross unrealized appreciation on securities, the aggregate gross unrealized depreciation on securities and the net unrealized appreciation/(depreciation) for tax purposes at September 30, 2008 for each of the Funds were as follows (000s):

                                         Aggregate      Aggregate          Net
                                           Gross          Gross        Unrealized
                             Federal    Unrealized     Unrealized     Appreciation
                            Tax Cost   Appreciation   Depreciation   (Depreciation)
Fund                          (000)       (000)           (000)           (000)
----                        --------   ------------   ------------   --------------
Limited Maturity Fund        $94,059      $  356        $ (2,132)       $ (1,776)
Full Maturity Fund            43,871         541          (1,543)         (1,002)
Balanced Fund                 14,903         311          (1,399)         (1,088)
Diversified Fund              92,876       2,019         (12,139)        (10,120)
Socially Responsible Fund     59,084       1,661          (5,994)         (4,333)

6. CAPITAL SHARE TRANSACTIONS (000S):

The share transactions for the years ended September 30, 2008 and September 30, 2007 are as follows:

                       Limited Maturity Fund (000)   Full Maturity Fund (000)   Balanced Fund (000)
                       ---------------------------   ------------------------   -------------------
                           2008           2007           2008         2007        2008       2007
                       -----------   -------------   -----------   ----------   --------   --------
INSTITUTIONAL CLASS
   Shares Sold             5,951          226             33          1,107        --         --
   Shares Issued in
      Reinvestment
      of Dividends           203           40            126             51        36          4
   Shares Redeemed        (1,508)        (371)            --             (8)       --         --
                          ------         ----            ---          -----       ---        ---
   Total Net Change        4,646         (105)           159          1,150        36          4
                          ======         ====            ===          =====       ===        ===
CLASS N
   Shares Sold                39            9             58              9
   Shares Issued in
      Reinvestment
      of Dividends             1            1              1              1
   Shares Redeemed           (28)         (15)           (13)            (1)
                          ------         ----            ---          -----
   Total Net Change           12           (5)            46              9
                          ======         ====            ===          =====

                                                             Socially
                          Diversified Fund (000)      Responsible Fund (000)
                       ---------------------------   ------------------------
                           2008           2007           2008         2007
                       -----------   -------------   -----------   ----------
INSTITUTIONAL CLASS
   Shares Sold             630            728           1,635         1,164
   Shares Issued in
      Reinvestment
      of Dividends         585            367             324           108
   Shares Redeemed        (593)          (773)         (1,021)         (737)
                          ----           ----          ------         -----
   Total Net Change        622            322             938           535
                          ====           ====          ======         =====
CLASS N
   Shares Sold              24             70              47            45
   Shares Issued in
      Reinvestment
      of Dividends          89             52               4             1
   Shares Redeemed         (93)          (171)            (19)          (11)
                          ----           ----          ------         -----
   Total Net Change         20            (49)             32            35
                          ====           ====          ======         =====


                         AHA INVESTMENT FUNDS | PAGE 48

7. SECURITIES TRANSACTIONS

Purchases and sales and maturities of investment securities, other than short-term investments, for the year ended September 30, 2008 were as follows:

                                  Purchases           Sales & Maturities
                            ---------------------   ---------------------
                            U.S. Gov't     Other    U.S. Gov't     Other
Fund                           (000)       (000)       (000)       (000)
----                        ----------   --------   ----------   --------
Limited Maturity Fund         $65,142    $ 39,273     $35,514    $ 19,610
Full Maturity Fund             11,652       5,911       9,165       4,817
Balanced Fund                   1,316      11,660       1,936      12,287
Diversified Fund                   --     132,728          --     137,571
Socially Responsible Fund          --      29,295          --      21,370

8. SECURITIES LENDING

The Custodian served as the AHA Funds' securities lending agent. Certain Funds lent their securities to approved brokers to earn additional income and received cash and/or securities as collateral to secure the loans. Income the Funds earned on securities purchased with cash collateral is reflected on the statements of operations. Collateral was maintained at not less than 102% of the value of loaned securities. If cash collateral was received, a related liability is shown on the statement of net assets. Although the risk of lending was mitigated by the collateral, a Fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return them. There were no securities on loan at September 30, 2008. The AHA Funds terminated the program in January 2008.

9. INVESTMENT RISKS

In the normal course of business, the AHA Funds enter into contracts that provide general indemnifications by the Fund to the counterparty to the contract. The Funds' maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

10. NEW ACCOUNTING PRONOUNCEMENTS

In September 2006, the Financial Accounting Standards Board issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements. "This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of September 30, 2008, the Funds do not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in net assets for a fiscal period.


                         AHA INVESTMENT FUNDS | PAGE 49
report of independent registered public accounting firm

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
CNI CHARTER FUNDS:

We have audited the accompanying statements of assets and liabilities of the AHA Investment Funds, a series of the CNI Charter Funds, comprised of the AHA Limited Maturity Fixed Income Fund, AHA Full Maturity Fixed Income Fund, AHA Balanced Fund, AHA Diversified Equity Fund and AHA Socially Responsible Equity Fund (collectively, "the Funds"), including the schedules of investments, as of September 30, 2008 and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the three-year period then ended and the period from July 1, 2005 through September 30, 2005. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits. The financial highlights for the periods presented prior to July 1, 2005, were audited by another independent registered public accounting firm, whose report dated August 15, 2005, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2008, by correspondence with the custodian and broker or by other appropriate audit procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AHA Investment Funds as of September 30, 2008, and the results of their operations for the year then ended, and the changes in their net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the three-year period then ended and the period from July 1, 2005 through September 30, 2005, in conformity with U.S. generally accepted accounting principles.


                                                                    /s/ KPMG LLP

NOVEMBER 24, 2008


                         AHA INVESTMENT FUNDS | PAGE 50
trustees and officers (UNAUDITED)

SEPTEMBER 30, 2008

Information pertaining to the Trustees and Officers of the Trust is set forth below as of September 30, 2008. Trustees who are not deemed to be "interested persons" of the Trust as defined in the Investment Company Act of 1940 are referred to as "Independent Trustees. "Trustees who are deemed to be "interested persons" of the Trust are referred to as "Interested Trustees." The Trust's Statement of Additional Information ("SAI") includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-888-889-0799.

                                              TERM OF
                                               OFFICE                                                   NUMBER OF
                                                 AND                                                  PORTFOLIOS IN        OTHER
          NAME               POSITION(S)      LENGTH OF                                                FUND COMPLEX    DIRECTORSHIPS
        ADDRESS,              HELD WITH         TIME               PRINCIPAL OCCUPATION(S)             OVERSEEN BY        HELD BY
        AND AGE(1)              TRUST         SERVED(2)            DURING PAST FIVE YEARS            BOARD MEMBER(3)     TRUSTEE(4)
------------------------   ---------------   ----------   ----------------------------------------   ---------------   -------------
INTERESTED TRUSTEE

Vernon C. Kozlen*          Trustee             Since      President and Chief Executive Officer,            17              None
CNI Charter Funds                             May 2007    CNI Charter Funds (2000-2007). Executive
400 N. Roxbury Drive                                      Vice President and Director of Asset
Beverly Hills, CA 90210                                   Management Development, CNB (1996-2007).
Age: 65                                                   Director, Reed, Conner & Birdwell LLC
                                                          (2000-present), and Convergent Capital
                                                          Management, LLC (2003-present). Chairman
                                                          of the Board, CNAM, Inc. (2001-2005).
                                                          Chairman of the Board, City National
                                                          Securities, Inc. (1999-2005). Director,
                                                          CNAM, Inc. (2001-2006), and City
                                                          National Securities, Inc. (1999-2006).

INDEPENDENT TRUSTEES

Irwin G. Barnet, Esq.      Trustee           Since 1999   Attorney and partner, Reed Smith LLP,             17              None
Age: 70                                                   a law firm (2003-present). Attorney and
                                                          principal, Crosby, Heafey, Roach &
                                                          May P.C., a law firm (2000-2002).
                                                          Attorney and principal, Sanders, Barnet,
                                                          Goldman, Simons & Mosk, a law firm
                                                          (1980-2000).

Victor Meschures           Trustee           Since 1999   Certified Public Accountant, Meschures,           17              None
Age: 70                                                   Campeas, Thompson, Snyder and Pariser,
                                                          LLP, an accounting firm (1964-present).

William R. Sweet           Trustee           Since 1999   Retired. Executive Vice President,                17              None
Age: 71                                                   Union Bank of California (1985-1996).

James Wolford              Trustee           Since 1999   Chief Financial Officer, Bixby Land               17              None
Age: 53                                                   Company, a real estate company (2004-
                                                          present). Regional Financial Officer,
                                                          AIMCO, a real estate investment trust
                                                          (2004). Chief Financial Officer, DBM
                                                          Group, a direct mail marketing company
                                                          (2001-2004). Senior Vice President
                                                          and Chief Operating Officer, Forecast
                                                          Commercial Real Estate Service, Inc.
                                                          (2000-2001). Senior Vice President and
                                                          Chief Financial Officer, Bixby Ranch
                                                          Company (1985-2000).


                         AHA INVESTMENT FUNDS | PAGE 51
trustees and officers (UNAUDITED) (CONCLUDED)

SEPTEMBER 30, 2008

                                               TERM OF
                                               OFFICE
                                                 AND
          NAME                 POSITION       LENGTH OF
        ADDRESS,              HELD WITH         TIME                               PRINCIPAL OCCUPATION(S)
        AND AGE                 TRUST          SERVED                              DURING PAST FIVE YEARS
------------------------   ---------------   ----------   ------------------------------------------------------------------------
OFFICERS

Timothy D. Barto           Vice President       Since     Attorney, Vice President and Assistant Secretary of SEI Investments
SEI Investments            and Assistant        2000      (1999-Present). Vice President and Assistant Secretary of Administrator
One Freedom Valley Drive   Secretary                      (1999-Present). Officer of various investment companies administered by
Oaks, PA 19456                                            Administrator (1999-2004). Assistant Secretary of the Distributor
Age: 40                                                   (2003-2004). Vice President of the Distributor (1999-2004).

Eric Kleinschmidt          Controller and       Since     Director of Fund Accounting, SEI Investments (2004-Present). Manager
SEI Investments            Chief Operating      2005      of Fund Accounting, SEI Investments (1999-2004).
One Freedom Valley Drive   Officer
Oaks, PA 19456
Age: 40

Valerie Y. Lewis           Vice President       Since     Chief Compliance Officer, CNAM, Inc. (August, 2005-present). Fund
City National Bank         and Chief            2005      Boards Specialist - Assistant Secretary, Capital Research and Management
400 N. Roxbury Drive       Compliance                     and Company Capital International, Inc. (1999-2005).
Beverly Hills, CA 90210    Officer
Age: 52

James Ndiaye               Vice President       Since     Attorney, SEI Investments Company (2004-present). Vice President,
SEI Investments            and Assistant        2005      Deutsche Asset Management (2003-2004). Associate, Morgan Lewis &
One Freedom Valley Drive   Secretary                      Bockius LLP (2000-2003). Assistant Vice President, ING Variable
Oaks, PA 19456                                            Annuities Group (1999-2000).
Age: 40

Michael T. Pang            Vice President       Since     Attorney, SEI Investments Company (2005-present). Counsel, Caledonian
SEI Investments            and Assistant        2005      Bank & Trust's Mutual Funds Group (2004-2005). Counsel, Permal Asset
One Freedom Valley Drive   Secretary                      Management (2001-2004). Associate, Schulte, Roth & Zabel's Investment
Oaks, PA 19456                                            Management Group (2000-2001).
Age: 36

----------
(1) Each trustee may be contacted by writing to the Trustee c/o CNI Charter Funds, One Freedom Valley Drive, Oaks, PA 19456.

(2) Each trustee shall hold office during the lifetime of this Trust until he or she dies, resigns, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed, or, if sooner, until the next meeting of shareholders is called for the purpose of electing trustees and until the election and qualification of his or her successor in accordance with the Trust's Declaration of Trust. The president, treasurer and secretary shall hold office until their respective successors are chosen or qualified, or until their removal or resignation, or in each case until he or she sooner dies, resigns, is removed, or becomes disqualified in accordance with the Trust's by-laws.

(3) The "Fund Complex" consists of all series of the Trust. As of September 30, 2008, the Fund Complex consisted of 17 Funds.

(4) Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.

* Mr. Kozlen is an "interested person" of the Trust, as defined in the 1940 Act, by virtue of his position with CNB, the parent company of CNAM, Inc., until March 2007.


                         AHA INVESTMENT FUNDS | PAGE 52

                                               TERM OF
                                               OFFICE
                                                 AND
          NAME                 POSITION       LENGTH OF
        ADDRESS,              HELD WITH         TIME                               PRINCIPAL OCCUPATION(S)
        AND AGE                 TRUST          SERVED                              DURING PAST FIVE YEARS
------------------------   ---------------   ----------   ------------------------------------------------------------------------
OFFICERS (CONCLUDED)

Rodney J. Olea             Vice President       Since     Senior Vice President, CNAM, Inc. (2001-present). Senior Vice President
City National Bank                              2000      and Director of Fixed Income, CNB (1994-present).
400 N. Roxbury Drive
Beverly Hills, CA 90210
Age: 43

Joseph Gallo               Vice President       Since     Attorney for SEI Investments since 2007. Associate Counsel at ICMA-RC
SEI Investments            and Secretary        2008      from 2004 to 2007. Assistant Secretary of The VantageTrust Company in
One Freedom Valley Drive                                  2007. Assistant Secretary of The Vantagepoint Funds from 2006 to 2007.
Oaks, PA 19456                                            Investigator, U.S. Department of Labor from 2002 to 2004.
Age: 35

Timothy G. Solberg         Vice President       Since     Managing Director and Chief Investment Officer, CCM Advisors
CCM Advisors, LLC          and Assistant        2005      (2001-present); Director of Marketing and Client Services, Hewitt
190 S. LaSalle Street      Secretary                      Investment Group, a Division of Hewitt Associates LLC (1989-2001).
Suite 2800
Chicago, IL 60603
Age: 55

Susan Rudzinski            Vice President       Since     Compliance Director, Convergent Capital Management, LLC
CCM Advisors, LLC                               May       (2006-present); Self-employed Investment Advisory Compliance and
190 S. LaSalle Street                           2007      Operations Consultant (2005-2006); Manager,Affiliate Contracts,
Suite 2800                                                The Burridge Group LLC (2003-2004).
Chicago, IL 60603
Age: 45

Richard A.Weiss            President and        Since     President, CNAM, Inc. (2001-present). Executive Vice President and
City National Bank         Chief Executive      2008      Chief Investment Officer, CNB (1999-present). Director, City National
400 N. Roxbury Drive       Officer                        Securities (April 2003-present). Executive Vice President and Chief
Beverly Hills, CA 90210                                   Investment Officer. Sanwa Bank California (1994-1999).
Age: 48


                         AHA INVESTMENT FUNDS | PAGE 53
notice to shareholders (UNAUDITED)

SEPTEMBER 30, 2008

For shareholders that do not have a September 30, 2008 taxable year end, this notice is for informational purposes only. For shareholders with a September 30, 2008 taxable year end, please consult your tax advisor as to the pertinence of this notice.

For Federal income tax purposes, for the fiscal year ended September 30, 2008 each Fund is designating the following items with regard to distributions paid during the year:

                                                                          (C)**        (D)***
                                                                        DIVIDENDS    QUALIFYING
                             (A)*           (B)*                       QUALIFYING      DIVIDEND    (E)****    (F)*****   (G)******
                          LONG TERM      ORDINARY                     FOR CORPORATE    INCOME       U.S.     INTEREST    SHORT-TERM
                         CAPITAL GAIN     INCOME          TOTAL      DIVIDENDS REC.  (15% RATE   GOVERNMENT  RELATED    CAPITAL GAIN
                        DISTRIBUTIONS  DISTRIBUTIONS  DISTRIBUTIONS     DEDUCTION      FOR QDI)   INTEREST   DIVIDENDS    DIVIDENDS
                        -------------  -------------  -------------  --------------  ----------  ----------  ---------  ------------
Limited Maturity Fixed
   Income Fund                0%            100%           100%            0%             0%         21%        97%           0%
Full Maturity Fixed
   Income Fund                0%            100%           100%            0%             0%          0%        98%           0%
Balanced Fund                44%             56%           100%           36%            35%          9%        44%         100%
Diversified Equity
   Fund                      65%             35%           100%           53%            53%          0%         0%         100%
Socially Responsible
   Equity Fund               56%             44%           100%           83%            84%          0%         0%         100%

*      ITEMS (A) AND (B) ARE BASED ON THE PERCENTAGE OF EACH FUND'S TOTAL
       DISTRIBUTION.

** ITEM (C) IS BASED ON THE PERCENTAGE OF ORDINARY INCOME DISTRIBUTIONS OF EACH FUND. QUALIFYING DIVIDENDS REPRESENT DIVIDENDS WHICH QUALIFY FOR THE CORPORATE DIVIDENDS RECEIVED DEDUCTION.

*** THE PERCENTAGE IN ITEM (D) REPRESENTS THE AMOUNT OF "QUALIFYING DIVIDEND INCOME" AS CREATED BY THE JOBS AND GROWTH TAX RELIEF RECONCILIATION ACT OF 2003. IT IS THE INTENTION OF EACH OF THE AFOREMENTIONED FUNDS TO DESIGNATE THE MAXIMUM AMOUNT PERMITTED BY THE LAW.

**** ITEM (E) REPRESENTS THE AMOUNT OF INTEREST THAT WAS DERIVED FROM DIRECT U.S. GOVERNMENT OBLIGATIONS AND DISTRIBUTED DURING THE FISCAL YEAR. THIS AMOUNT IS REFLECTED AS A PERCENTAGE OF ORDINARY INCOME. GENERALLY, INTEREST FROM DIRECT U.S. GOVERNMENT OBLIGATIONS IS EXEMPT FROM STATE INCOME TAX. FOR SHAREHOLDERS OF THE FUNDS WHO ARE RESIDENTS OF CALIFORNIA, CONNECTICUT AND NEW YORK, THE STATUTORY THRESHOLD REQUIREMENTS WERE NOT SATISFIED TO PERMIT EXEMPTION OF THESE AMOUNTS FROM STATE INCOME TAX.

***** ITEM (F) REPRESENTS THE AMOUNT OF "INTEREST RELATED DIVIDENDS" AS CREATED BY THE AMERICAN JOBS CREATION ACT OF 2004 AND IS REFLECTED AS A PERCENTAGE OF NET INVESTMENT INCOME DISTRIBUTIONS THAT IS EXEMPT FROM U.S. WITHHOLDING TAX WHEN PAID TO FOREIGN INVESTORS. THIS PROVISION OF THE INTERNAL REVENUE CODE WILL BE EXPIRING FOR YEARS BEGINNING AFTER JANUARY 1, 2010.

****** THE PERCENTAGE IN ITEM (G) REPRESENTS THE AMOUNT OF "SHORT-TERM CAPITAL
       GAIN DIVIDENDS" AS CREATED BY THE AMERICAN JOBS CREATION ACT OF 2004 AND IS REFLECTED AS A PERCENTAGE OF SHORT-TERM CAPITAL GAIN DISTRIBUTIONS THAT IS EXEMPT FROM U.S. WITHHOLDING TAX WHEN PAID TO FOREIGN INVESTORS. THIS PROVISION OF THE INTERNAL REVENUE CODE WILL BE EXPIRING FOR YEARS BEGINNING AFTER JANUARY 1, 2010.


                         AHA INVESTMENT FUNDS | PAGE 54
disclosure of fund expenses (UNAUDITED)

All mutual funds have operating expenses. As a shareholder of a Fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, class specific distribution fees and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the Fund's gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the Fund's average net assets; this percentage is known as the Fund's expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your Fund's costs in two ways:

ACTUAL FUND RETURN. This section helps you to estimate the actual expenses that your Fund incurred over the period. The "Expenses Paid During Period" column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the "Ending Account Value" number is derived from deducting that expense cost from the Fund's gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under "Expenses Paid During Period."

HYPOTHETICAL 5% RETURN. This section helps you compare your Fund's costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund's comparative cost by comparing the hypothetical result for your Fund in the "Expenses Paid During Period" column with those that appear in the same charts in the shareholder reports for other funds.

NOTE: Because the return is set at 5% for comparison purposes - NOT your Fund's actual return - the account values shown do not apply to your specific investment.

                      BEGINNING     ENDING                 EXPENSES
                       ACCOUNT     ACCOUNT    ANNUALIZED     PAID
                       VALUE        VALUE      EXPENSE      DURING
                       4/1/08      9/30/08      RATIOS      PERIOD*
                      ---------   ---------   ----------   --------
AHA LIMITED MATURITY FIXED INCOME FUND
ACTUAL FUND RETURN
Institutional Class   $1,000.00   $  983.40      0.67%       $3.32
Class N                1,000.00      982.20      0.92%        4.56
HYPOTHETICAL 5% RETURN
Institutional Class   $1,000.00   $1,021.65      0.67%       $3.39
Class N                1,000.00    1,020.40      0.92%        4.65
AHA FULL MATURITY FIXED INCOME FUND
ACTUAL FUND RETURN
Institutional Class   $1,000.00   $  975.00      0.64%       $3.16
Class N                1,000.00      973.80      0.89%        4.39
HYPOTHETICAL 5% RETURN
Institutional Class   $1,000.00   $1,021.80      0.64%       $3.23
Class N                1,000.00    1,020.55      0.89%        4.50
AHA BALANCED FUND
ACTUAL FUND RETURN
Institutional Class   $1,000.00   $  936.10      0.91%       $4.40
HYPOTHETICAL 5% RETURN
Institutional Class   $1,000.00   $1,020.45      0.91%       $4.60

                      BEGINNING     ENDING                 EXPENSES
                       ACCOUNT     ACCOUNT    ANNUALIZED     PAID
                       VALUE        VALUE      EXPENSE      DURING
                       4/1/08      9/30/08      RATIOS      PERIOD*
                      ---------   ---------   ----------   --------
AHA DIVERSIFIED EQUITY FUND
ACTUAL FUND RETURN
Institutional Class   $1,000.00   $  886.90      0.89%      $4.20
Class N                1,000.00      805.60      1.14%       5.15
HYPOTHETICAL 5% RETURN
Institutional Class   $1,000.00   $1,020.55      0.89%      $4.50
Class N                1,000.00    1,019.30      1.14%       5.76
AHA SOCIALLY RESPONSIBLE EQUITY FUND
ACTUAL FUND RETURN
Institutional Class   $1,000.00   $  953.90      0.89%      $4.35
Class N                1,000.00      952.60      1.14%       5.56
HYPOTHETICAL 5% RETURN
Institutional Class   $1,000.00   $1,020.55      0.89%      $4.50
Class N                1,000.00    1,019.30      1.14%       5.76

* Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 183/366 (to reflect the six-month period).


                         AHA INVESTMENT FUNDS | PAGE 55
approval of advisory and sub-advisory agreements (UNAUDITED)

The Board of Trustees (the "Board") of CNI Charter Funds (the "Trust") is comprised of five Trustees, four of whom are independent of the Trust's investment advisers and sub-advisers (the "Independent Trustees"). During the six months ended September 30, 2008, the Board and the Independent Trustees approved renewals of the Trust's advisory agreement (the "Management Agreement") with CCM Advisors, LLC ("CCMA") and the related sub-advisory agreements (collectively referred to below as the "Sub-Advisory Agreements") with the following sub-advisory organizations (the "Sub-Advisers"):

     - CCMA's sub-advisory agreement (the "CNAM Agreement") with City National Asset Management, Inc. ("CNAM") with respect to the AHA Limited Maturity Fixed Income Fund;

     - CCMA's sub-advisory agreement (the "Patterson Agreement") with The Patterson Capital Corporation ("Patterson") with respect to the Limited Maturity Fund;

     - CCMA's sub-advisory agreements (the "Baird Agreements") with Robert W. Baird & Co. Incorporated ("Baird") with respect to the AHA Full Maturity Fixed Income Fund (the "Full Maturity Fund") and the AHA Balanced Fund;

     - CCMA's sub-advisory agreements (the "Freeman Agreements") with Freeman Associates Investment Management LLC ("Freeman") with respect to the Balanced Fund and the AHA Diversified Equity Fund (the "Diversified Fund");

     - CCMA's sub-advisory agreement (the "AMBS Agreement") with AMBS Investment Counsel LLC ("AMBS") with respect to the Diversified Fund; and

     - CCMA's sub-advisory agreements (the "SKBA Agreement") with SKBA Capital Management, LLC ("SKBA") with respect to the AHA Socially Responsible Equity Fund (the "Socially Responsible Fund") and the Diversified Fund.

The Management Agreement and the Sub-Advisory Agreements are referred to below as the "Agreements."

GENERAL INFORMATION

The following information summarizes the Board's considerations associated with its review of the Agreements. In connection with their deliberations, the Board considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant.The Agreements were considered separately for each relevant investment portfolio of the Trust (each a "Fund"), although the Board took into account the common interests of all the relevant Funds in its review. As described below, the Board considered the nature, quality and extent of the various investment advisory and administrative services performed by CCMA and each of the Sub-Advisers. In considering these matters, the Independent Trustees discussed the approval of the Agreements with management and in private sessions with counsel at which no representatives of CCMA or the Sub-Advisers were present.

The Board reviewed extensive materials regarding the investment results of the Funds, advisory fee and expense comparisons, financial and profitability information with respect to each entity, descriptions of various functions such as compliance monitoring and portfolio trading practices, and information about the personnel providing investment management and administrative services to the Funds.They also took into account information they received at past Board meetings with respect to these matters.

In deciding to approve renewal of the Agreements, the Board and the Independent Trustees did not identify a single factor as controlling and this summary does not describe all of the matters considered. However, the Board and the Independent Trustees concluded that each of the various factors referred to below favored such approval.

CCMA

NATURE, EXTENT AND QUALITY OF SERVICES

In reviewing the services provided by CCMA, the Board considered a variety of matters, including the background, education and experience of CCMA's key portfolio management and operational personnel; its overall financial strength and stability; its resources and efforts to retain, attract and motivate capable personnel to serve the Funds; and the overall general quality and depth of its organization. The Board also took into account the experience, capability and integrity of its senior management; its investment philosophy and processes and oversight of the Sub-Advisers; its disaster recovery and contingency planning; and its commitment and systems in place with regard to compliance with applicable laws and regulations.


                         AHA INVESTMENT FUNDS | PAGE 56

INVESTMENT PERFORMANCE*

The Board assessed the performance of the Institutional Class of each Fund compared with its respective benchmark and the average of all funds in its respective peer group category (each, a "universe") selected by Lipper, Inc. for the one-, two-, three-, five- and ten-year and since-inception periods ended June 30, 2008, as applicable.The Board made the following observations in reviewing the Funds' performance:

     - The annualized total returns of the LIMITED MATURITY FUND were above the returns of the Lipper short/intermediate investment grade universe average for all periods other than the ten-year and since inception periods, above the Merrill Lynch 3 Month Treasury Bill Index returns for all periods other than the three- and five-year periods, and below the Merrill Lynch 1-3 Year Treasury Index returns for all periods.

     - The annualized total returns of the FULL MATURITY FUND were above the Lipper corporate A-rated debt funds universe average for all periods other than the period since inception, and below the returns of the Barclays U.S.Aggregate Bond Index and Barclays Intermediate Government Credit Index returns for all periods.

     - The annualized total returns of the BALANCED FUND were above those of a 60/30/10 hybrid of the S&P 500 Index, Barclays U.S.Aggregate Bond Index and Merrill Lynch 3-Month U.S.Treasury Bill Index for the five- and ten-year periods, above the Lipper mixed-asset target allocation growth fund universe average for the one- and ten-year periods, and below those measures for all other periods.

     - The annualized total returns of the DIVERSIFIED EQUITY FUND were below those of the S&P 500 Index and the Lipper multi-cap core funds universe average for the one-, two-and three-year periods, and above those measures for all other periods (except the Lipper universe returns for the five-year period).

     - The annualized total returns of the SOCIALLY RESPONSIBLE FUND were above the returns of the Domini 400 Social Index and the Lipper multi-cap value fund universe average for the one-, two- and three-year and since inception periods.

The Board and the Independent Trustees concluded that CCMA continued to provide high quality management and oversight services to the Funds. They noted that the investment results of the Funds during the past year and previous periods were generally good; that each of the Funds had met its objectives as demonstrated by various factors; and that consideration of returns of market indexes needed to take into account that indexes do not reflect the expenses of operating mutual funds.

ADVISORY FEES AND FUND EXPENSES

The Board reviewed information regarding the management fees charged by CCMA and the total expenses of the Institutional Class of each Fund (as percentages of their respective average annual net assets) compared to those of select peer groups of funds and of the funds included in the relevant Lipper universes, and the Board concluded that the advisory fees and expenses of the Funds continued to be reasonable.

The Board observed that the Funds' contractual management fees as of June 30, 2008 were above the average fees of funds in the relevant Lipper universes but were below the average management fees for their peer group funds (except the Balanced Fund and the Socially Responsible Fund, which were slightly higher than the peer group averages).As the Funds are CCMA's sole investment advisory clients, the Board was not able to compare the fees charged to the Funds by CCMA with fees charged to other institutional clients of CCMA.

With respect to the total expenses of the Funds, the Board considered that total expenses as of June 30, 2008 net of fee waivers were below the average fees of funds in the relevant Lipper universes and the average total expenses for their peer group funds (except the Limited Maturity Fund and Full Maturity Fund, which were slightly above the peer group averages).The Board also noted, however, that the asset levels of the Funds were relatively small.

The Board considered information prepared by CCMA relating to its costs and profits.The Board also considered the benefits received by CCMA and its affiliates as a result of CCMA's relationship with the Funds, including investment advisory fees received by CCMA, fees paid to City National Bank and City National Securities, Inc. for providing certain shareholder servicing and sub-distribution services to the Trust, and the intangible benefits of any favorable publicity arising in connection with the Funds' performance.They also noted that, although there were no fee advisory fee breakpoints, the asset levels of most of the Funds were relatively small and were not currently likely to lead to significant economies of scale.


                         AHA INVESTMENT FUNDS | PAGE 57
approval of advisory and sub-advisory agreements (UNAUDITED) (CONCLUDED)

CONCLUSIONS

Based on their review, including their consideration of each of the factors referred to above, the Board and the Independent Trustees concluded that the compensation payable to CCMA pursuant to the Management Agreement is fair and reasonable in light of the nature and quality of the services being provided by CCMA to each Fund and its shareholders, and that renewal of the Management Agreement was in the best interest of the Funds and their shareholders.

SUB-ADVISERS

NATURE, EXTENT AND QUALITY OF SERVICES

In reviewing the services provided by each of the Sub-Advisers, the Board considered a variety of matters, including the background, education and experience of the Sub-Adviser's key portfolio management and operational personnel; its overall financial strength and stability; its resources and related efforts to retain, attract and motivate capable personnel to serve the Funds; and the overall general quality and depth of its organization. The Board also reviewed each Sub-Adviser's investment philosophy and processes as well as its brokerage and trading practices.

INVESTMENT PERFORMANCE

The Board's observations regarding each Fund's performance are described above. In addition, the Board assessed the performance of each Sub-Adviser's portion of the Fund or Funds it managed compared with its respective benchmark for the one-, two-, three-, five-, seven- and ten-year periods ended June 30, 2008, as applicable. The Board made the following additional observations in reviewing each Sub-Adviser's performance:

The annualized total returns for CNAM's portion of the Limited Maturity Fund were slightly below the returns of the Barclays 1-5 Year Government Credit Index for the one- and two-year periods.

The annualized total returns for Patterson's portion of the Limited Maturity Fund were slightly below the returns of the Merrill Lynch 1-3 Year Treasury Index for the one-, two- and three-year periods, the same as the Index return for the five-year period, and above the Index returns for the seven- and ten-year periods.

The annualized total returns for Baird's portions of the Full Maturity Fund and the Balanced Fund were below the returns of the Barclays Aggregate Bond Index for all applicable periods, except for Baird's portion of the Full Maturity Fund for the ten-year period (which outperformed the Index). The board noted that the performance of Baird's portion of the Balanced Fund may have been hampered by the relatively low assets of the Portfolio.

The annualized total returns for Freeman's portions of the Balanced Fund and the Diversified Equity Fund were below the returns of the S&P 500 Index for the one-, two- and three-year periods, and above the Index returns for all other periods.

The annualized total return for AMBS' portion of the Diversified Equity Fund was above the return of the S&P 500 Index for the one-year period.

The annualized total return for SKBA's portion of the Diversified Equity Fund was above the return of the Russell 1000 Value Index for the one-year period.

As indicated above, the Board concluded that each Sub-Adviser continued to provide high quality services to the Funds.

ADVISORY FEES AND FUND EXPENSES

The Board reviewed information regarding the advisory fees charged by each Sub-Adviser and observed that the fees charged by each Sub-Adviser were low compared to the fees it charged to its other institutional clients.They noted that CCMA pays all sub-advisory fees out of CCMA's advisory fee.

The Board considered information prepared by each Sub-Adviser (except for Baird) relating to its costs and profits with respect to the Fund or Funds for which it serves as sub-adviser, as well as the methodologies used to determine and allocate such costs to its management of the Fund. With respect to Baird, which does not track profitability by account, the Board considered that the sub-advisory fees charged by Baird to the Funds were significantly lower than the fees set forth in its standard fee schedule. The Board also considered the benefits received by each Sub-Adviser and its affiliates as a result of its relationship with the Funds, including the sub-advisory fees paid to the Sub-Adviser, the intangible benefits of their association with the AHA Funds generally and any favorable publicity arising in


                         AHA INVESTMENT FUNDS | PAGE 58
connection with the Funds' performance, and in the case of CNAM,AMBS and SKBA, fees paid to City National Bank and City National Securities, Inc. for providing certain shareholder servicing and sub-distribution services to the Trust.

CONCLUSIONS

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the compensation payable to each Sub-Adviser pursuant to its respective Sub-Advisory Agreement is fair and reasonable in light of the nature and quality of the services being provided by each Sub-Adviser to the respective Funds and their shareholders, and that renewal of each Sub-Advisory Agreement was in the best interest of the Funds and their shareholders.

* Prior to October 31, 2008, the "Barclays" Indexes were named the "Lehman" Indexes.


                         AHA INVESTMENT FUNDS | PAGE 59
notes

For more information on CNI Charter Funds, including charges and expenses, visit cnicharterfunds.com or call 1-888-889-0799 for a free prospectus.
Read it carefully before you invest or send money.

       (AMERICAN HOSPITAL ASSOCIATION LOGO)

                AMERICAN HOSPITAL
                   ASSOCIATION

             AHA INVESTMENT FUNDS(TM)

        A SERIES OF THE CNI CHARTER FUNDS

CCM Advisors, LLC is the AHA-sponsored investment
      advisor for the AHA Investment Program     (CNI CHARTER FUNDS(SM)(R) LOGO)

                   AHAFUNDS.ORG                                  CNI-AR-002-0400

ITEM 2.   CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer.

ITEM 3.   AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The registrant's board of trustees has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts are William R. Sweet and James R. Wolford. Messrs. Sweet and Wolford are independent as defined in Form N-CSR Item 3(a)(2).

ITEM 4.   PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fees billed by KPMG LLP related to the Trust

KPMG LLP billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

------------------ ----------------------------------------------------- -----------------------------------------------------
                                           2008                                                   2007
------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
                   All fees and      All fees and      All other fees    All fees and      All fees and      All other fees
                   services to the   services to       and services to   services to the   services to       and services to
                   Trust that were   service           service           Trust that were   service           service
                   pre-approved      affiliates that   affiliates that   pre-approved      affiliates that   affiliates that
                                     were              did not require                     were              did not require
                                     pre-approved      pre-approval                        pre-approved      pre-approval
------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
(a)     Audit      $315,000          N/A               N/A               $278,000          N/A               N/A
        Fees(1)

------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
(b)     Audit-     N/A               N/A               N/A               N/A               N/A               N/A
        Related
        Fees

------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
(c)     Tax
        Fees       $66,400           N/A               N/A               $66,075           N/A               N/A

------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
(d)     All        N/A               N/A               N/A               N/A               N/A               N/A
        Other
        Fees
------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------

Notes:
    (1) Audit fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1) The audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X are as follows.

          PRE-APPROVAL OF AUDIT AND PERMITTED NON-AUDIT SERVICES PROVIDED TO THE TRUST

          The Audit Committee pre-approves all audit services and permissible non-audit services (e.g., tax services) to be provided to the Trust by the Trust's independent accountant (the "Accountant"), including the fees therefor. The Audit Committee may delegate to one or more of its members the authority to grant pre-approvals. In connection with such delegation, the Audit Committee is required to establish pre-approval policies and procedures, including the requirement that the decisions of any member to whom authority is delegated be presented to the full Committee at each of its scheduled meetings.

          Pre-approval for a permitted non-audit service is not required if: (1) the aggregate amount of all such non-audit services is not more than 5% of the total revenues paid by the Trust to the Accountant in the fiscal year in which the non-audit services are provided; (2) such services were not recognized by the Trust at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Committee or by one or more members of the Committee to whom authority to grant such approvals has been delegated by the Committee.

          Additionally, the Audit Committee is required to pre-approve the Accountant's engagements for non-audit services with the Trust's investment advisers and any of their affiliates that provide ongoing services to the Trust in accordance with the foregoing paragraph, if the engagement relates directly to the operations and financial reporting of the Trust, unless the aggregate amount of all services provided constitutes no more than 5% of the total amount of revenues paid to the Accountant by the Trust, the investment adviser and any affiliate of the investment adviser that provides ongoing services to the Trust during the fiscal year in which the services are provided that would have to be pre-approved by the Committee pursuant to this paragraph (without regard to this exception).

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

             ---------------------------- ----------------- ----------------
                                               2008              2007
             ---------------------------- ----------------- ----------------
             Audit-Related Fees                 N/A               N/A

             ---------------------------- ----------------- ----------------
             Tax Fees                           N/A               N/A

             ---------------------------- ----------------- ----------------
             All Other Fees                     N/A               N/A

             ---------------------------- ----------------- ----------------


(f)       Not Applicable

(g) The aggregate non-audit fees and services billed by KPMG LLP for the last two fiscal years were $66,400 and $66,075 for 2008 and 2007, respectively.

(h)       Not Applicable

ITEM 5.   AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to open-end management investment companies.

ITEM 6.   SCHEDULE OF INVESTMENTS

Included as part of the report to shareholders filed under Item 1 of this report.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end management investment companies.

ITEM 8.   PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to open-end management investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to open-end management investment companies.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

CNI Charter Funds (the "Fund") has adopted the following procedures by which shareholders may recommend nominees to the Fund's Board of Trustees. The Fund has a Nominating Committee comprised solely of persons who are not considered "interested persons" of the Fund within the meaning of the Investment Company Act of 1940. The Committee periodically reviews such issues as the Board's composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full Board of Trustees. While the Committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board, so long as the shareholder or shareholder group submitting a proposed nominee: (a) beneficially owns more than 5% of the Fund's voting shares and has held such shares continuously for two years, and (b) is not an adverse holder. No eligible shareholder or shareholder group may submit more than one independent Board member nominee each year. Such suggestions must be sent in writing to the Fund 's Secretary, and must be accompanied by the shareholder's contact information, the nominee's contact information and number of Fund shares owned by the nominee, all information regarding the nominee that would be required to be disclosed in solicitations of proxies for elections of directors required under the Securities Exchange Act of 1934, and a notarized letter from the nominee stating his or her intention to serve as a nominee and be named in the Fund's proxy statement, if so designated by the Committee and the Board of Trustees.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant's disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant's disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no significant changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEMS 12. EXHIBITS.

(a)(1) Code of Ethics attached hereto.

(a)(2) Separate certifications for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.


--------------------------------------------------------------------------------

                                   SIGNATURES

Pursuant to the requirements of the securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) CNI Charter Funds


By (Signature and Title)*                              /S/ RICHARD A. WEISS
                                                       -------------------------
                                                       Richard A. Weiss,
                                                       President & CEO

Date November 24, 2008


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*                               /S/ RICHARD A. WEISS
                                                       -------------------------
                                                       Richard A. Weiss,
                                                       President  & CEO
Date November 24, 2008

By (Signature and Title)*                              /S/ ERIC KLEINSCHMIDT
                                                       -------------------------
                                                       Eric Kleinschmidt,
                                                       Controller and COO

Date November 24, 2008

* Print the name and title of each signing officer under his or her signature.